Exhibit 10.1

Certain identified information in this Agreement denoted with “[***]” has been excluded from this exhibit pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both not material and of the type that the registrant treats as private and confidential.

Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K.

OMNIBUS WAIVER, CONSENT AND AMENDMENT NO. 2

OMNIBUS WAIVER, CONSENT AND AMENDMENT NO. 2 (this “Agreement”), dated as of October 7, 2025, by and among LITHIUM NEVADA LLC (formerly known as Lithium Nevada Corp.) a limited liability company organized and existing under the laws of the State of Nevada (the “Borrower”), LITHIUM AMERICAS CORP., a corporation organized and existing under the laws of the Province of British Columbia, Canada (the “Sponsor”), 1339480 B.C. LTD., a corporation organized and existing under the laws of the Province of British Columbia, Canada (“B.C. Corp.”), LAC US CORP., a corporation organized and existing under the laws of the State of Nevada (the “LAC JV Member”), LITHIUM NEVADA VENTURES LLC, a limited liability company organized and existing under the laws of the State of Delaware (the “LAC-GM Joint Venture”), LITHIUM NEVADA PROJECTS LLC, a limited liability company organized and existing under the laws of the State of Nevada (the “Direct Parent” and together with the Borrower, the Sponsor, B.C. Corp., the LAC JV Member and the LAC-GM Joint Venture, each a “Borrower Party” and collectively, the “Borrower Parties”), CITIBANK, N.A., a national banking association organized and existing under the laws of the United States of America, acting through its Agency and Trust Division, as collateral agent for the Secured Parties (the “Collateral Agent”), and the UNITED STATES DEPARTMENT OF ENERGY, an agency of the United States of America (“DOE”).

PRELIMINARY STATEMENTS:

WHEREAS, reference is made to (a) that certain Loan Arrangement and Reimbursement Agreement, dated as of October 28, 2024 (as amended by that certain Omnibus Amendment and Termination Agreement, dated as of December 17, 2024 (as supplemented by that certain Joinder Agreement, dated as of December 20, 2024, by the LAC JV Member in favor of DOE and the Collateral Agent, the “OATA”), by and among the Borrower, the Sponsor, KV Project LLC, B.C. Corp., the LAC-GM Joint Venture, the Direct Parent, the Collateral Agent and DOE, the “LARA”, as further amended by this Agreement, the “Amended LARA”), by and between the Borrower and DOE; (b) that certain Affiliate Support, Share Retention and Subordination Agreement, dated as of October 28, 2024 (as amended by the OATA, the “Affiliate Support Agreement”, as further amended by this Agreement, the “Amended Affiliate Support Agreement”), by and among the Borrower, the Sponsor, B.C. Corp., the LAC JV Member, the LAC-GM Joint Venture, the Direct Parent, the Collateral Agent and DOE; (c) that certain Collateral Agency and Accounts Agreement, dated as of October 28, 2024 (as amended by the OATA, the “Accounts Agreement”, as further amended by this Agreement, the “Amended Accounts Agreement”), by and among the Borrower, the Collateral Agent and DOE; and (d) that certain Equity Pledge Agreement, dated as of December 20, 2024 (the “Equity Pledge Agreement”, as further amended by this Agreement, the “Amended Equity Pledge Agreement”), by and between the Direct Parent and the Collateral Agent;

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WHEREAS, (a) pursuant to Section 9.01(b)(i)(A) (Other Transactions) of the LARA, the Borrower shall not, directly or indirectly, enter into any Additional Major Project Document without the prior written consent of DOE; (b) pursuant to Section 9.01(c)(ii) (Amendment of and Notices under Transaction Documents) of the LARA, the Borrower shall not, except with the prior written consent of DOE, agree, directly or indirectly, to any material amendment, modification, supplement, consent or waiver, or waive any right to consent to any material amendment, modification, supplement or waiver of any right with respect to, any Major Project Document; and (c) pursuant to Section 9.07(a) (Approved Construction Changes; Integrated Project Schedule; Budgets) of the LARA, the Borrower shall not, except with respect to any Approved Construction Changes, agree to any Change Orders under any Construction Contract;

WHEREAS, the Borrower desires to enter into each of (a) that certain Product Purchase Agreement (the “Sulphur Product Purchase Agreement”), to be entered into by and between the Borrower and H.J. Baker Sulphur LLC, a limited liability company organized and existing under the laws of the State of Delaware; (b) that certain Retail Power Purchase Agreement (the “Harney PPA”), to be entered into by and between the Borrower and Harney Electric Cooperative, Inc., an Oregon electric cooperative corporation doing business in the States of Oregon and Nevada (“HEC”); (c) that certain Interconnection Agreement (the “Harney Interconnection Agreement”), to be entered into by and between the Borrower and HEC; and (d) that certain Product Purchase Agreement (the “Soda Ash Product Purchase Agreement”, and collectively with the Sulphur Product Purchase Agreement, the Harney PPA and the Harney Interconnection Agreement, the “New Project Documents”, and each, a “New Project Document”), to be entered into by and between the Borrower and TATA Chemicals North America Inc., a Delaware corporation, each of which constitutes an Additional Major Project Document;

WHEREAS, the Borrower desires to enter into certain amendments to each of: (i) the Offtake Agreement in the form of Exhibit M hereto (the “Third Amendment to Offtake Agreement”); and (ii) the Phase 2 Offtake Agreement in the form of Exhibit N hereto (the “First Amendment to Offtake Agreement” and together with the Third Amendment to Offtake Agreement, the “Offtake Agreement Amendments”, and each, an “Offtake Agreement Amendment”);

WHEREAS, (a) pursuant to Section 9.01(e)(ii) (Compromise or Settlement of Disputes) of the LARA, the Borrower shall not agree or otherwise consent to settle or compromise any Specified Proceeding without the prior written consent of DOE and (b) pursuant to Section 5.03(i) (Specified Proceedings) of the LARA, it is a condition precedent to the First Advance Date that the DOE shall have received evidence that the Specified Proceedings have been resolved in a manner acceptable to DOE or the status of such proceedings is otherwise satisfactory to DOE;

WHEREAS, on July 30, 2025, the Borrower entered into a Release and Settlement Agreement (the “Settlement Agreement”, and the transactions contemplated thereby, the “Settlement”) with Bartell Ranch, LLC (“Bartell Ranch”), Edward Bartell, Brenda Bartell, Darla Bartell, the Edward and Brenda Bartell Family Trust and the Robert E. and Darla M. Bartell Family Trust (collectively with Bartell Ranch, “Bartell”) in respect of the challenge brought by Bartell of the State Engineer’s Ruling 6522 in the Sixth Judicial District Court of Nevada (the “Bartell Proceeding”), which constitutes a Specified Proceeding, and such entry into the Settlement Agreement constitutes an Event of Default pursuant to Section 10.01(d) (Borrower Entity

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Breaches Under the Financing Documents Without Cure Period) of the LARA (together with any other Event of Default arising solely as a result of the Borrower’s failure to obtain DOE’s written consent prior to entering into the Settlement Agreement, the “Settlement Agreement Default”);

WHEREAS, pursuant to Section 7.01(c) (Maintenance of Existence; Property; Etc.) of the LARA, the Borrower shall maintain the Project Mining Claims in good standing in material compliance with all Applicable Laws;

WHEREAS, the Borrower abandoned certain Project Mining Claims set forth on Schedule I attached hereto (the “Specified Mining Claims”) on or about August 31, 2025, and such abandonment of the Specified Mining Claims constitutes an Event of Default pursuant to Section 10.01(d) (Borrower Entity Breaches Under the Financing Documents Without Cure Period) of the LARA (together with any other Event of Default arising solely as a result of the Borrower’s abandonment of the Specified Mining Claims, the “Specified Mining Claims Default”);

WHEREAS, pursuant to Section 7.18(a) (Davis-Bacon Act) of the LARA, the Borrower shall comply (and ensure that each DBA Contract Party complies) with the Davis-Bacon Act Requirements;

WHEREAS, the Borrower has failed to ensure that each of (a) Apex Janitorial, LLC (“Apex”), and (b) Bechtel Infrastructure & Power Corporation (“Bechtel”) complies with the Davis-Bacon Act Requirements, which failure constitutes an Event of Default pursuant to Section 10.01(d) (Borrower Entity Breaches Under the Financing Documents Without Cure Period) of the LARA (together with any other Event of Default arising solely as a result of the Borrower’s failure to ensure that each of Apex and Bechtel complies with the Davis-Bacon Act Requirements, the “Davis-Bacon Act Compliance Default”);

WHEREAS, pursuant to (a) Section 5.04(c) (Representations and Warranties) of the LARA, it is a condition to the obligation of DOE to deliver an Advance Request Approval Notice in connection with the First Advance Date that each of the representations and warranties made by each Borrower Entity and each Major Project Participant in or pursuant to any Financing Document is true and correct in all respects, and (b) Section 5.04(z) (Davis-Bacon Act) of the LARA, it is a condition to the obligation of DOE to deliver an Advance Request Approval Notice that DOE receives from the Borrower a certification that the Borrower and, to the Borrower’s Knowledge, each DBA Contract Party under each Davis-Bacon Act Covered Contract existing on or prior to the applicable Advance Date, in each case, has taken all necessary steps to comply with and is in compliance (including retroactive compliance) with the Davis-Bacon Act Requirements;

WHEREAS, as a result of each of Apex and Bechtel’s non-compliance with the Davis-Bacon Act Requirements, the Borrower is unable to satisfy the conditions set forth in Sections 5.04(c) (Representations and Warranties) and 5.04(z) (Davis-Bacon Act) of the LARA with respect to the First Advance Date, and hereby requests a waiver of such conditions solely with respect to Apex and Bechtel’s non-compliance with the Davis-Bacon Act Requirements (the “Davis-Bacon Act Compliance Waiver”);

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WHEREAS, pursuant to (a) Section 8.01(a) (Annual Financial Statements) of the LARA, the Borrower shall cause each of the Direct Parent, the LAC-GM Joint Venture and, until the Sponsor Cut-Off Date, the LAC JV Member to, and (b) Section 7.02(a) (Annual Financial Statements) of the Affiliate Support Agreement, each of the Direct Parent, the LAC-GM Joint Venture and, until the Sponsor Cut-Off Date, the LAC JV Member, shall, in each case, within ninety (90) days following such Person’s Fiscal Year end, furnish or cause to be furnished to DOE: (i) Financial Statements of such Borrower Entity for such Fiscal Year ((x) in the case of the LAC-GM Joint Venture and the LAC JV Member, audited and on a consolidated basis, and (y) in the case of the Direct Parent, unaudited and in summary format); (ii) each Compliance Certificate required by Section 8.01(c) (Compliance Certificates) of the LARA and Section 7.02(a) (Annual Financial Statements) of the Affiliate Support Agreement; and (iii) in the case of the LAC-GM Joint Venture and the LAC JV Member, a report on such Financial Statements of the Sponsor’s Auditor in accordance with the requirements set forth in Section 8.01(a)(iii) (Annual Financial Statements) of the LARA and Section 7.02(a)(iii) (Annual Financial Statements) of the Affiliate Support Agreement (collectively, the “Annual Financial Statement Requirement”);

WHEREAS, each of the Direct Parent, the LAC-GM Joint Venture and the LAC JV Member has failed to comply with the Annual Financial Statement Requirement in respect of the Fiscal Year ending on December 31, 2024, which failure constitutes an Event of Default pursuant to Section 10.01(e) (Other Breaches Under Financing Documents) of the LARA (together with any other Event of Default arising solely as a result of the applicable Borrower Entity’s failure to comply with the Annual Financial Statement Requirement in respect of the Fiscal Year ending on December 31, 2024, the “Annual Financial Statement Default”);

WHEREAS, pursuant to: (a) Sections 2.01 (Base Equity Contributions) and 2.03(a) (Method of Contribution) of the Affiliate Support Agreement, on or prior to the First Advance Date, the Sponsor shall fund Base Equity Contributions to the Borrower in an aggregate amount equal to the Base Equity Commitment, which Base Equity Contributions shall be deposited into the Base Equity Account for application in accordance with the Accounts Agreement; (b) Section 2.09(a) (Deposits into the Base Equity Account) of the Accounts Agreement, the Borrower shall cause all Base Equity Contributions made by the Sponsor on or prior to the First Advance Date to be deposited into the Base Equity Account; (c) Section 7.14 (Accounts; Cash Deposits) of the LARA, the Borrower shall (i) maintain, or cause to be maintained, amounts on deposit in the Project Accounts in accordance with the terms of the Accounts Agreement and relevant Financing Documents and (ii) instruct each Person remitting cash to or for the account of the Borrower to deposit such cash in accordance with the terms of the Accounts Agreement; and (d) Section 7.33(a) (Conditions Subsequent to Execution Date) of the LARA, the Borrower shall deliver to DOE, promptly following the Closing Date (as defined in the JV Investment Agreement), evidence that the proceeds of the Investor’s Initial Capital Contribution (as defined in the JV Investment Agreement) have been deposited into the Base Equity Account (collectively, the “Base Equity Account Funding Requirements”);

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WHEREAS, each of the Borrower and the Sponsor have failed to comply with the Base Equity Account Funding Requirements, which failure constitutes an Event of Default pursuant to Section 10.01(d) (Borrower Entity Breaches Under the Financing Documents Without Cure Period) of the LARA (together with any other Event of Default arising solely as a result of the applicable Borrower Entity’s failure to comply with the Base Equity Funding Requirement, the “Base Equity Account Funding Default”, and together with the Settlement Agreement Default, the Specified Mining Claims Default, the Davis-Bacon Act Compliance Default and the Annual Financial Statement Default, the “Defaults”); and

WHEREAS, pursuant to (a) Section 11.01(c) (Waiver and Amendment) of the LARA, any change or waiver to the LARA shall be in writing and executed by the Borrower and DOE; (b) Section 10.01(c) (Waiver and Amendment) of the Affiliate Support Agreement, any change or waiver to the Affiliate Support Agreement shall be in writing and executed by each Borrower Entity and DOE; (c) Section 5.01(a) (Amendments, Supplements and Waivers) of the Accounts Agreement, any amendment or waiver to the Accounts Agreement shall be in writing and executed by the Borrower and the Collateral Agent (acting on the instruction of DOE); and (d) Section 9 (Amendments; Waivers) of the Equity Pledge Agreement, any amendment or waiver to the Equity Pledge Agreement shall be in writing and executed by the Direct Parent and the Collateral Agent (acting on the instruction of DOE).

NOW THEREFORE, the Borrower Parties, as applicable, hereby request that DOE: (a) consent to (i) the Borrower’s entry into each New Project Document and each Offtake Agreement Amendment, (ii) the Borrower’s consummation of the Settlement and (iii) the abandonment of the Specified Mining Claims; (b) waive each Default and grant the Davis-Bacon Act Compliance Waiver; and (c) agree to certain amendments to each of the LARA, the Affiliate Support Agreement, the Accounts Agreement and the Equity Pledge Agreement, in each case, as set out herein, in accordance with Section 11.01(c) (Waiver and Amendment) of the LARA, Section 10.01(c) (Waiver and Amendment) of the Affiliate Support Agreement, Section 5.01(a) (Amendments, Supplements and Waivers) of the Accounts Agreement and Section 9 (Amendments; Waivers) of the Equity Pledge Agreement, as applicable.

1.
Certain Defined Terms. Except as otherwise expressly provided herein, capitalized terms used in this Agreement, including its preamble and preliminary statements, shall have the meanings given to such terms in the LARA or, if not defined in the LARA, the Affiliate Support Agreement or the Accounts Agreement, as the case may be, and the rules of interpretation set forth in Section 1.02 (Other Rules of Construction) of the LARA shall apply to this Agreement mutatis mutandis as if fully set forth herein.
2.
DOE Consent. Subject to the terms and conditions herein and the satisfaction of the conditions to effectiveness set forth in Section 6 (Conditions to Effectiveness) below, DOE hereby consents and agrees to each of: (a) the Borrower’s entry into each New Project Document and each Offtake Agreement Amendment; (b) the Borrower’s consummation of the Settlement; and (c) the abandonment of the Specified Mining Claims.
3.
DOE Waivers. Subject to the terms and conditions herein and the satisfaction of the conditions to effectiveness set forth in Section 6 (Conditions to Effectiveness) below, DOE hereby (a) waives each Default; provided that each of the Borrower and the Sponsor

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shall be in compliance with the Base Equity Account Funding Requirement by no later than the Monthly Transfer Date occurring immediately following the First Advance Date, and (b) grants the Davis-Bacon Act Compliance Waiver.
4.
Amendments to the LARA. Subject to the terms and conditions herein and the satisfaction of the conditions to effectiveness set forth in Section 6 (Conditions to Effectiveness) below, the parties hereto agree to amend the LARA as follows:
(a)
Section 2.03(a) (Advance Requests) is hereby amended and restated in its entirety as follows:

“(a) Advance Requests. Subject to the Funding Agreements, from time to time during the Availability Period, the Borrower may request Advances under the Funding Agreements by delivering to DOE, by an Acceptable Delivery Method, an appropriately completed request with respect to such Advance or Advances (each, an “Advance Request”), in the form attached as Exhibit A-1 (Form of Advance Request) (as such form may be amended, supplemented or modified from time to time by DOE, the “Form of Advance Request”) and otherwise in form and substance satisfactory to DOE:

(i) with respect to the First Advance only, not less than four (4) Business Days prior to the Requested Advance Date; and

(ii) with respect to each Advance after the First Advance:

(A) in the event the requested Advance is an amount less than five hundred million Dollars ($500,000,000), not less than fifteen (15) Business Days and not more than twenty (20) Business Days prior to the Requested Advance Date; and

(B) in the event the requested Advance is an amount equal to or greater than five hundred million Dollars ($500,000,000), not less than twenty (20) Business Days and not more than twenty-two (22) Business Days prior to any Requested Advance Date.

(b)
Section 2.04(d) (Disbursement of Proceeds) of the LARA is hereby amended and restated in its entirety as follows:

“(d) Disbursement of Proceeds.

(i) The Borrower shall apply the proceeds of any Advance solely to:

(A) with respect to the proceeds from (1) the First Advance or (2) any subsequent Advance to the extent approved in advance in writing by DOE (in its sole discretion), in each case, fund any Equity Refund;

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(B) on and after the First Advance Date, pay for Eligible Project Costs that are due and payable or that are reasonably expected to become due and payable in the next ninety (90) day period following the relevant Advance Date (it being understood that at the time of submission of the relevant Advance Request the Borrower shall be in possession of all the invoices, or other documentation reasonably acceptable to DOE, necessary to evidence the incurrence or anticipated incurrence of such Eligible Project Costs);

(C) without duplication of clause (B), fund the Reserve Account Requirement for the Debt Service Reserve Account in accordance with the Accounts Agreement; and/or

(D) solely in the event that the First Advance Date does not occur on or prior to October 1, 2025, with respect to the proceeds from the First Advance, reimburse the Borrower for any portion of the amount described in Section 5.03(c)(i)(B) (Base Equity Funding Commitment; Adequate Project Funding) that is applied towards payment of Eligible Project Costs, which reimbursed amount shall be funded into the Base Equity Account as an Additional Equity Contribution and may be applied towards non-Eligible Project Costs, the Workforce Hub, the HEC Substations and the Segregated Transmission Line pursuant to Section 5.03(c)(i)(B) (Base Equity Funding Commitment; Adequate Project Funding).

(ii) In no event shall the proceeds of Advances be:

(A) applied towards any portion of Project Costs incurred prior to the Eligibility Effective Date;

(B) used to pay interest payments on the Loan (including any portion of the principal attributable to capitalized interest) or programmatic fees charged by or paid to DOE relating to the Loan;

(C) except as provided in clause (i) above, disbursed to fund (or reimburse the Borrower or any Borrower Entity for) any contribution made under the Equity Funding Commitment; or

(D) used to pay any portion of the Project Costs that are not Eligible Project Costs.”

(c)
Section 3.05(c)(i)(F) (Mandatory Prepayments) of the LARA is hereby amended and restated in its entirety as follows:

“(F) on each Payment Date on and after the First Principal Payment Date, fifty percent (50%) of all funds on deposit in the Revenue Account prior to any transfers to the Restricted Payment Suspense Account as of such Payment Date (such funds, “Excess Cash” and such prepayment, the “Cash

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Sweep Mandatory Prepayment”), after giving effect to all other withdrawals and transfers from the Revenue Account required to be made on such Payment Date pursuant to the Accounts Agreement; provided that if the Offtaker, together with any Designated Purchaser and any third party to which the Borrower has sold product under Section 2.8(A) of the Offtake Agreement, is committed to purchase less than (x) [***] in [***] of the Phase One Term (as defined in the Offtake Agreement) or (y) [***] after such [***], in each case, of the expected product in: (1) a given year pursuant to Sections 2.3 and 2.4 of the Offtake Agreement, a Cash Sweep Mandatory Prepayment of sixty-seven and five-tenths percent (67.5%) of Excess Cash shall apply for such given year; (2) two (2) consecutive years pursuant to Sections 2.3 and 2.4 of the Offtake Agreement, a Cash Sweep Mandatory Prepayment of seventy-five percent (75%) of Excess Cash shall apply with respect to the second (2nd) such consecutive year (and for the avoidance of doubt, clause (1) above shall apply with respect to the first such year); or (3) three (3) consecutive years pursuant to Sections 2.3 and 2.4 of the Offtake Agreement, a Cash Sweep Mandatory Prepayment of one hundred percent (100%) of Excess Cash shall apply from the third (3rd) such consecutive year (and for the avoidance of doubt, clause (1) and clause (2) above shall apply with respect to the first (1st) and second (2nd) such years, respectively) until the next year with respect to which the Offtaker, together with any Designated Purchaser, has committed to purchase at least [***] ([***] for [***] of the Phase One Term (as defined in the Offtake Agreement)) of the expected product in such year (at which time, a Cash Sweep Mandatory Prepayment of fifty percent (50%) of Excess Cash shall apply) pursuant to Sections 2.3 and 2.4 of the Offtake Agreement; provided further that if the Historical Debt Service Coverage Ratio (calculated for the fourth quarter of the year immediately preceding the year in which any Cash Sweep Mandatory Prepayment is applicable) is greater than 2.25:1.00, the Cash Sweep Mandatory Prepayment shall be sized at fifty (50%) of Excess Cash notwithstanding the purchase commitment of the Offtaker, together with any Designated Purchaser, pursuant to Sections 2.3 and 2.4 of the Offtake Agreement;”;

(d)
The lead-in paragraph to Section 5.03 (Conditions Precedent to the First Advance Date) of the LARA shall be amended and restated in its entirety as follows:

“Section 5.03 Conditions Precedent to the First Advance Date. The obligation of DOE to deliver an Advance Request Approval Notice pursuant to Section 2.04(a)(ii) (Advance Request Approval Notice) directing FFB to make the First Advance of the Loan in accordance with the Note Purchase Agreement and the Note shall be subject to the prior satisfaction (or waiver in writing) of each of the following conditions precedent as of a date not later than the third Business Day prior to the requested First Advance Date and to their continued satisfaction on the requested First Advance Date for such First Advance, in each case, as determined by (i) in all cases, DOE, which shall be entitled (but not required) to consult with

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the Independent Engineer and other Secured Party Advisors; and (ii) with respect to any documents or instruments addressed to FFB or to which FFB is party, FFB:”;

(e)
Section 5.03(c)(i) (Base Equity Funding Commitment; Adequate Project Funding) of the LARA shall be amended by replacing “Construction Account” with “Base Equity Account”;
(f)
Section 5.03 (Conditions Precedent to the First Advance Date) of the LARA shall be amended by inserting a new clause (o) (FFB Documents) immediately following clause (n) (Workforce Hub) as follows:

“(o) FFB Documents. Receipt by DOE of each of: (i) fully executed originals of the Agreement Modifying Note; and (ii) each of the documents, including opinions of counsel to the Borrower, that are required to be delivered by the Borrower to FFB pursuant to or in connection with the Agreement Modifying Note”;

(g)
The lead-in paragraph to Section 5.04 (Advance Approval Conditions Precedent) of the LARA shall be amended by inserting the following proviso at the end of such paragraph, immediately after “FFB” and before “:”:

“; provided that any Advance following the First Advance will not require, and any determination by DOE regarding the satisfaction of the conditions precedent set forth in this Section 5.04 (Advance Approval Conditions Precedent) in respect of any such Advance shall disregard, any new projections of lithium prices or changes to battery market conditions”;

(h)
Section 5.04(a) (Advance Request) of the LARA is hereby amended and restated in its entirety as follows:

“(a) Advance Request. Receipt by DOE from the Borrower of an Advance Request and a Borrower Advance Date Certificate substantially in the form of Exhibit A-2 (Form of Borrower Advance Date Certificate) (and in the case of the First Advance only, in the form of Exhibit A-2 (Form of Borrower Advance Date Certificate) before giving effect to the amendments to such Exhibit made pursuant to the Omnibus Waiver, Consent and Amendment No. 2) pursuant to Section 2.03(a) (Advance Requests).”;

(i)
Section 5.04(c) (Representations and Warranties) of the LARA is hereby amended and restated in its entirety as follows:

“(c) Representations and Warranties. Each of the representations and warranties made by each Borrower Entity and each Major Project Participant (in the case of any Major Project Participant, solely to the extent DOE shall notify the Borrower that this clause (c) shall not be satisfied in respect of such Major Project Participant) in or pursuant to any Financing Document shall be true and correct in all material respects (except (i) all representations and warranties on the First Advance Date, (ii) such

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representations and warranties that by their terms are qualified by materiality or Material Adverse Effect, and (iii) in the case of the Borrower, the representations and warranties set forth in Sections 6.26 (Davis-Bacon Act), 6.28 (Sanctions and Anti-Money Laundering Laws), 6.29 (Cargo Preference Act), 6.30 (Lobbying Restriction), 6.31 (Federal Funding), 6.32 (No Federal Debt Delinquency), 6.35 (Use of Proceeds), 6.36 (No Immunity), and 6.37 (No Fraudulent Intent), which representations and warranties shall, in each case, be true and correct in all respects) on and as of such date as if made on and as of such date (or, to the extent such representations and warranties expressly relate to an earlier date, on and as of such earlier date), before and after giving effect to the extensions of credit requested to be made on such date.”;

(j)
Section 5.04(g) (Independent Engineer Certificate) of the LARA is hereby amended and restated in its entirety as follows:

“(g) Independent Engineer Certificate. Receipt by DOE of a certificate from the Independent Engineer substantially in the form of Exhibit A-3 (Form of Independent Engineer Advance Approval Certificate), dated as of no more than five (5) Business Days prior to the Requested Advance Date certifying:

(i) that the following funds available to the Borrower are sufficient to pay all remaining Pre-Completion Costs: (A) the amount of the requested Advance; (B) the undisbursed amount of the Loan after giving effect to such Advance; and (C) the remaining Funded Completion Support Commitment;

(ii) that the Eligible Project Costs referred to in the Advance Request (x) are due and payable, (y) are scheduled or reasonably expected to become due and payable, no later than ninety (90) days following the Requested Advance Date or (z) have been incurred and previously paid by the Borrower or one of its Affiliates (but solely to the extent incurred on or following the Eligibility Effective Date and on or prior to the First Advance Date); and

(iii) the Project is on schedule to achieve Project Completion by no later than the Project Completion Longstop Date.”;

(k)
Section 5.04(h) (Lien Waivers) of the LARA is hereby amended and restated in its entirety as follows:

“(h) Lien Waivers. Receipt by DOE of evidence that:

(i) any unpaid balances then due or unsettled claims with any contractor or supplier under any Lien Waiver Construction Contract have been paid in full (unless otherwise provided by the relevant Lien Waiver Construction Contract), except for balances or claims that the Borrower is

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actively contesting in accordance with the Permitted Contest Conditions; and

(ii) each contractor or supplier under any Lien Waiver Construction Contract to be paid with the proceeds of such Advance and the Equity Funding Commitment or funds of the Borrower has conditionally (or if applicable, finally and unconditionally) waived on terms satisfactory to DOE and released all Liens, statutory or otherwise, that it may have or acquire on the Collateral or the Project with respect to work completed prior to its last submission for payment, such Lien waivers to be in form and substance prescribed by Applicable Law in the State of Nevada.”;

(l)
Section 5.04(j) (Title Continuation) of the LARA is hereby amended and restated in its entirety as follows:

“(j) Title Continuation. Receipt by DOE of: (i) On or prior to the fifth (5th) Business Day prior to the Requested Advance Date, each of (A) a pro forma CLTA 101.4 endorsement in respect of the Workforce Hub, modified to evidence mechanics’ lien coverage for work and materials provided prior to the Requested Advance Date, in the form attached hereto as Exhibit Y (Form of CLTA 101.4 Endorsement); and (B) a pro forma record matter endorsement insuring against any loss or damage sustained or incurred by reason of any defect in or lien or encumbrance on the Borrower’s interest in the Insured Real Property filed or recorded in the applicable real property records subsequent to the date of the original loan policy of title insurance described in Section 7.33(c) (Conditions Subsequent to Execution Date) and prior to the date of such Advance Request, other than matters that would be disclosed as a result of a title search, in the form attached hereto as Exhibit Z (Form of Record Matter Endorsement), and (ii) on or prior to the third (3rd) Business Day prior to the Requested Advance Date, final endorsements with respect to the pro forma endorsements described in clause (i) above.”;

(m)
Section 5.04(k) (Program Requirements) of the LARA is hereby amended and restated in its entirety as follows:

“(k) Program Requirements. To the extent requested by DOE, receipt by DOE of reasonable evidence that, as of the date of such Advance, the Borrower is in material compliance with or has materially satisfied, as applicable, all requirements and approvals pursuant to the Program Requirements.”;

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(n)
Section 5.04(l) (Required Approvals) of the LARA is hereby amended and restated in its entirety as follows:

“(l) Required Approvals. Receipt by DOE of fully executed copies of each of the Required Approvals listed on Part B of the Required Approvals Schedule (as updated on or prior to such date in form and substance satisfactory to DOE) that are required to be obtained on or prior to the Requested Advance Date or otherwise necessary or required to have been obtained as of the relevant Advance Date, together with a certificate of a Responsible Officer of the Borrower, certifying that:

(i) the copies of such Required Approvals are true, correct and complete copies of such Required Approvals (including all schedules, exhibits, attachments, supplements and amendments thereto and any related protocols or side letters);

(ii) no term or condition of any of such Required Approvals has been amended from the form thereof delivered pursuant to this Section 5.04(l) (Required Approvals); and

(iii) each such Required Approval has been validly issued, is in full force and effect, is free of any unduly burdensome conditions that could prevent, impede or materially and adversely affect the construction or operation of the Project and, other than Specified Required Approvals, is Non-Appealable.”;

(o)
Section 5.04(y) (Intellectual Property; Source Code) of the LARA is hereby deleted in its entirety and replaced with “[Reserved.]”;
(p)
Section 7.23(a) (Historical Debt Service Coverage Ratio) of the LARA is hereby amended and restated in its entirety as follows:

“(a) Historical Debt Service Coverage Ratio. The Borrower shall, as of each Calculation Date occurring on or after the first (1st) anniversary of the First Principal Payment Date, maintain a Historical Debt Service Coverage Ratio of no less than 1.1:1.0, which shall be calculated based on the Financial Statements that have been, or are required to have been, delivered by the Borrower pursuant to Section 8.01 (Financial Statements). For purposes of determining the Borrower’s compliance with the Historical Debt Service Coverage Ratio as of any Calculation Date, any cash equity contribution or Permitted Subordinated Loan made to the Borrower from the Direct Parent within thirty (30) days after the end of the relevant fiscal quarter will, at the request of the Borrower (pursuant to a notice to DOE by the Borrower of its intention to cure a default under this clause (a)), be included in the calculation as Cash Flow Available for Debt Service of the Borrower solely for the purpose of determining compliance with this clause (a) as of such Calculation Date and applicable subsequent periods which include the applicable Fiscal Quarter (such right of the Borrower, the

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“Equity Cure Right” and any such equity contribution or intercompany loan, a “Specified Equity Contribution”); provided that, (i) the amount of any Specified Equity Contribution shall be no more than the minimum amount required to cause the Borrower to be in pro forma compliance with this clause (a) for the Calculation Date with respect to which such Specified Equity Contribution was made; and (ii) each Specified Equity Contribution shall be disregarded for all other purposes under the Financing Documents (including for purposes of the Restricted Payment Conditions or any reduction of indebtedness).”;

(q)
Section 7.33(d) (Conditions Subsequent to Execution Date) of the LARA is hereby deleted in its entirety;
(r)
Section 9.16(a)(ii) (Indebtedness) of the LARA is hereby amended and restated in its entirety as follows:

“(ii) without the prior written consent of DOE, other than pursuant to the Offtake Agreement or the Phase 2 Offtake Agreement, incur any liabilities to third parties in order to sell (including pursuant to any contract) Product; provided that, to the extent GM elects not to purchase all of the Phase I Product (as defined in the Offtake Agreement) in any given year, the Borrower may sell such Phase I Product (as defined in the Offtake Agreement) to third parties pursuant to customary agreements on commercially reasonable terms in the Ordinary Course of Business so long as (x) the obligations under each such agreement do not to exceed [***] in duration, (y) the volume of sales of Phase I Product (as defined in the Offtake Agreement) under each such agreement does not exceed [***] per annum and (z) such sales of Phase I Product are permitted under the Offtake Agreement (such agreements, “Short-Term Offtake Agreements”).”;

(s)
the definition of “Accounts Agreement” in Annex I (Definitions) to the LARA is hereby amended and restated in its entirety as follows:

““Accounts Agreement” means the Collateral Agency and Accounts Agreement entered into as of the Execution Date by and among the Borrower, DOE, the Collateral Agent and the Depositary Bank, as amended by the Omnibus Amendment and Termination Agreement and by the Omnibus Waiver, Consent and Amendment No. 2.”;

(t)
the definition of “Affiliate Support Agreement” in Annex I (Definitions) to the LARA is hereby amended and restated in its entirety as follows:

““Affiliate Support Agreement” means the affiliate support, share retention and subordination agreement, dated as of the Execution Date, entered into by and among the Borrower Entities and DOE, as amended by the Omnibus Amendment and Termination Agreement and by the Omnibus Waiver, Consent and Amendment No. 2.”;

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(u)
the definition of “Equity Pledge Agreement” in Annex I (Definitions) to the LARA is hereby amended and restated in its entirety as follows:

““Equity Pledge Agreement” means the Equity Pledge Agreement entered into as of the Amendment Effective Date between the Direct Parent and the Collateral Agent in respect of the Direct Parent’s Equity Interests in the Borrower, as amended by the Omnibus Waiver, Consent and Amendment No. 2.”;

(v)
the definition of “First Advance Longstop Date” in Annex I (Definitions) to the LARA is hereby amended and restated in its entirety as follows:

““First Advance Longstop Date” means December 31, 2025.”;

(w)
the definition of “Funding Agreement” in Annex I (Definitions) to the LARA is hereby amended and restated in its entirety as follows:

““Funding Agreement” means each of:

(a) the Program Financing Agreement;

(b) the Note Purchase Agreement;

(c) the Note; and

(d) the Agreement Modifying Note.”;

(x)
the definition of “Major Project Documents” in Annex I (Definitions) to the LARA is hereby amended by inserting new clauses (q) though (v) as follows and renumbering existing clauses (q) and (r) accordingly:

“(q) the Power Purchase Agreement;

(r) the Interconnection Agreement;

(s) the Sulphur Product Purchase Agreement;

(t) the Soda Ash Product Purchase Agreement;

(u) the Assent Steel Purchase Order;

(v) the FLSmidth Thickener Purchase Order”;

(y)
the definition of “Maturity Date” in Annex I (Definitions) to the LARA is hereby amended and restated in its entirety as follows:

““Maturity Date” means July 20, 2048.”;

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(z)
the definition of “Offtake Agreement” in Annex I (Definitions) to the LARA is hereby amended and restated in its entirety as follows:

““Offtake Agreement” means the Lithium Offtake Agreement by and between the Offtaker and the Borrower (as assigned by the Sponsor pursuant to an assignment agreement dated as of October 28, 2024, among the Borrower, the Sponsor and the Offtaker), dated February 16, 2023, as amended pursuant to the first amendment thereto dated as of October 28, 2024 among the Sponsor, the Borrower and the Offtaker, pursuant to the second amendment thereto dated as of December 20, 2024 among the Sponsor, the Borrower and the Offtaker and as further amended pursuant to the third amendment thereto dated on or about the Second Amendment Effective Date among the Sponsor, the Borrower and the Offtaker.”;

(aa)
the definition of “Phase 2 Offtake Agreement” in Annex I (Definitions) to the LARA is hereby amended and restated in its entirety as follows:

““Phase 2 Offtake Agreement” means the Lithium Offtake Agreement, dated as of December 20, 2024, by and among the Offtaker, the Sponsor and the Borrower, as amended pursuant to the first amendment thereto dated on or about the Second Amendment Effective Date, by and among the Offtaker, the Sponsor and the Borrower.”;

(bb)
the definition of “Power Purchase Agreement” in Annex I (Definitions) to the LARA is hereby amended by replacing “Energy Services Agreement” with “Retail Power Purchase Agreement”;
(cc)
clause (b) of the definition of “TLT Documents” in Annex I (Definitions) to the LARA is hereby amended is hereby amended and restated in its entirety as follows:

“(b) on and after the date that is sixty (60) days following the First Advance Date, the subordination, attornment and non-disturbance agreement with respect to the Winnemucca TLT Lease;”;

(dd)
the definition of “Winnemucca TLT Lease” in Annex I (Definitions) to the LARA is hereby amended is hereby amended by inserting the following text at the end of such definition, immediately following “September 18, 2024” and before “.”:

“and as further amended by that certain Second Amendment to Lease Agreement, to be entered into by and among the City of Winnemucca, the Borrower and Iron Horse LLC on or prior to the date that is sixty (60) days after the First Advance Date;”;

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(ee)
Annex I (Definitions) to the LARA is hereby amended by inserting the following defined terms in the correct alphabetical order:

““Agreement Modifying Note” means that certain Agreement Modifying Note, dated on or about the First Advance Date, by and among the Borrower, FFB and the Secretary of Energy.”;

““Assent Steel Purchase Order” means that certain Order no. 436556, Rev. 0 Supply and Fabrication of Structural and Miscellaneous Steel to US Standards, dated as of September 24, 2024, as revised pursuant to Order no. 436556, Rev. 1 Supply and Fabrication of Structural and Miscellaneous Steel to US Standards dated as of November 22, 2024, by and between the EPCM Contractor, as agent of the Borrower, and Assent Steel Industries, LLC.”;

““FLSmidth Thickener Purchase Order” means that certain Order no. 409138, Rev. 1 26529-000-MRA-MLGT-00001_Thickener Package, dated as of July 12, 2024, as revised on January 29, 2025, by and between the EPCM Contractor, as agent of the Borrower, and FLSmidth Inc.”;

““Interconnection Agreement” means that certain Interconnection Agreement, to be entered into by and between Harney Electric Cooperative and the Borrower on or after the Second Amendment Effective Date.”;

““Harney Electric Cooperative” means Harney Electric Cooperative, Inc., an Oregon electric cooperative corporation doing business in the States of Oregon and Nevada.”;

““Lien Waiver Construction Contract” means (i) each Construction Contract listed in clauses (a) through (e) of the definition thereof and all Major Subcontracts of the foregoing and (ii) each other contract (including subcontracts), agreement and other document (including related guarantees and other credit support instruments) (A) with a scope of work that is necessary for Project Construction and (B) under which the Borrower is reasonably expected to have obligations or liabilities in excess of (x) [***] in any rolling twelve (12) month period or (y) [***] in the aggregate during its term.”;

““Omnibus Waiver, Consent and Amendment No. 2” means that certain Omnibus Waiver, Consent and Amendment No. 2, dated as of October 7, 2025, by and among the Borrower, the Sponsor, B.C. Corp., the LAC JV Member, the LAC-GM Joint Venture, the Direct Parent, DOE and the Collateral Agent.”;

““Second Amendment Effective Date” means a date confirmed by DOE which shall be on or about October 7, 2025.”;

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““Soda Ash Product Purchase Agreement” means that certain Product Purchase Agreement, to be entered into by and between the Borrower and TATA Chemicals North America Inc., a Delaware corporation, on or after the Second Amendment Effective Date.”; and

““Sulphur Product Purchase Agreement” means that certain Product Purchase Agreement, to be entered into by and between the Borrower and H.J. Baker Sulphur LLC, a Delaware limited liability company, on or after the Second Amendment Effective Date.”

(ff)
Schedule 3.02 (Amortization Schedule) to the LARA is hereby deleted in its entirety and replaced with amended Schedule 3.02 (Amortization Schedule) to the LARA attached hereto as Exhibit A;
(gg)
Schedule 6.15(c) (Project Mining Claims) to the LARA is hereby deleted in its entirety and replaced with amended Schedule 6.15(c) (Project Mining Claims) to the LARA attached hereto as Exhibit B;
(hh)
Schedule 7.03 (Insurance) to the LARA is hereby deleted in its entirety and replaced with amended Schedule 7.03 (Insurance) to the LARA attached hereto as Exhibit C;
(ii)
Schedule 7.18 (Davis-Bacon Act Contract Provisions) to the LARA is hereby deleted in its entirety and replaced with amended Schedule 7.18 (Davis-Bacon Act Contract Provisions) to the LARA attached hereto as Exhibit D;
(jj)
Schedule 7.34 (Commercial Leases) to the LARA is hereby deleted in its entirety and replaced with amended Schedule 7.34 (Commercial Leases) to the LARA attached hereto as Exhibit E;
(kk)
Exhibit A-2 (Form of Borrower Advance Date Certificate) to the LARA is hereby deleted in its entirety and replaced with amended Exhibit A-2 (Form of Borrower Advance Date Certificate) to the LARA attached hereto as Exhibit F;
(ll)
Exhibit F (Form of Construction Budget) to the LARA is hereby deleted in its entirety and replaced with amended Exhibit F (Form of Construction Budget) to the LARA attached hereto as Exhibit G;
(mm)
Exhibit H hereto is hereby added to the LARA as Exhibit Y (Form of CLTA 101.4 Endorsement) thereto; and
(nn)
Exhibit I hereto is hereby added to the LARA as Exhibit Z (Form of Record Matter Endorsement) thereto.
5.
Amendments to Other Financing Documents. Subject to the terms and conditions herein and the satisfaction of the conditions to effectiveness set forth in Section 6 (Conditions to Effectiveness) below, the parties hereto agree to amend each of the Affiliate Support Agreement, the Accounts Agreement and the Equity Pledge Agreement as follows:
(a)
in accordance with Section 10.01 (Waiver and Amendment) of the Affiliate Support Agreement, the Affiliate Support Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~), add the double-underlined text (indicated textually in the same manner as the following example:

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double-underlined text) and move the single-underlined text (indicated textually in the same manner as the following example: single-underlined text) as set forth in the pages of the Amended Affiliate Support Agreement attached as Exhibit J hereto;
(b)
in accordance with Section 5.01 (Amendments, Supplements and Waivers) of the Accounts Agreement, the Accounts Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~), add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) and move the single-underlined text (indicated textually in the same manner as the following example: single-underlined text) as set forth in the pages of the Amended Accounts Agreement attached as Exhibit K hereto; and
(c)
in accordance with Section 9 (Amendments; Waivers) of the Equity Pledge Agreement, the Equity Pledge Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~), add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) and move the single-underlined text (indicated textually in the same manner as the following example: single-underlined text) as set forth in the pages of the Amended Equity Pledge Agreement attached as Exhibit L hereto.
6.
Conditions to Effectiveness. Each of Section 2 (DOE Consent), Section 3 (Waivers), Section 4 (Amendments to the LARA) and Section 5 (Amendments to Other Financing Documents) above shall become effective on and as of the date when, and only when, the following conditions shall have been satisfied (as determined by DOE in its sole discretion and which with respect to any deliverable shall be in form and substance satisfactory to DOE) (the date on which such conditions have been satisfied in full being the “Effective Date”); provided that the amendments in clauses (y) and (ff) of Section 4 (Amendments to the LARA) shall become effective on and as of the effective date of that certain Agreement Modifying Note, to be entered into by and among the Borrower, FFB and the Secretary of Energy on or prior to the First Advance Date:
(a)
DOE shall have received counterparts of each of: (i) this Agreement; and (ii) each Offtake Agreement Amendment, in each case, duly executed and delivered by each of the parties hereto.
(b)
Upon giving effect to this Agreement, each of the representations and warranties made (or deemed made) pursuant to Section 7 (Representations and Warranties) are true and correct in all material respects (except to the extent any such representation and warranty itself is qualified by “materiality”, “Material Adverse Effect” or a similar qualifier, in which case it shall be true and correct in all respects) as of such date (or, to the extent such representations and warranties expressly relate to an earlier date, on and as of such earlier date).
(c)
Upon giving effect to this Agreement, no Default or Event of Default has occurred and is continuing or will occur as of the date hereof as a result of the Borrower’s execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

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(d)
All fees and expenses then due and payable to the Secured Parties on the Effective Date, to the extent an invoice for any such fees and expenses has been delivered to the Borrower at least two (2) Business Days prior to the Effective Date (except as otherwise reasonably agreed by the Borrower) have been paid or will be paid on the Effective Date.
(e)
With respect to each New Project Document, DOE shall have received a draft of each New Project Document, in each case, in form and substance satisfactory to DOE, the executed, filed and/or recorded, as applicable, version of which shall be substantially equivalent in form and substance to such draft provided to DOE.
(f)
DOE shall have received an Officer’s Certificate (substantially in the form attached as Exhibit C (Form of Officer’s Certificate) to the LARA) of each Borrower Entity, certified by a Responsible Officer thereof, attaching true and correct copies of good standing certificates, resolutions and any other documents as DOE shall reasonably request, with respect to, inter alia, approval of this Agreement, the other Transactions Documents referred to herein and the transactions contemplated hereby and thereby.
(g)
DOE shall have received a certificate of a Responsible Officer of the Borrower, dated as of the Effective Date, certifying as to the satisfaction of the conditions precedent set forth in Section 6(b) (Representations and Warranties) and Section 6(c) (No Default).
(h)
DOE and the other Secured Parties shall have received each of the following legal opinions (including originals thereof, as required) in respect of each Borrower Entity, in each case, dated as of the Effective Date and addressed to the Secured Parties:
(i)
the legal opinion of Vinson & Elkins LLP, as New York counsel to the Borrower Entities;
(ii)
the legal opinion of Cassels Brock & Blackwell LLP, as British Columbia counsel to the Sponsor; and
(iii)
the legal opinions of Holland & Hart LLP, as Nevada counsel to the Borrower Entities and their affiliates regarding permitting and other matters.
(j)
DOE shall have received an irrevocable proxy in the form of Exhibit A to the Amended Equity Pledge Agreement duly executed and delivered by the Direct Parent with respect to the Equity Interests of the Borrower owned by the Direct Parent.
7.
Representations and Warranties. Each Borrower Party, as applicable, makes all of the following representations and warranties to and in favor of DOE and the Secured Parties as of the Effective Date:
(a)
Such Borrower Party has duly authorized, executed and delivered this Agreement, and none of (i) its execution and delivery hereof or (ii) its consummation of the transactions contemplated hereby nor its compliance with the terms hereof, in each case, do or will (A) contravene any provision of its Organizational Documents or any Applicable Laws; (B) contravene or result in any breach or constitute any default under any Governmental Judgment;

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(C) contravene or result in any breach, constitute any default, or result in or require the creation of any Lien upon any of its properties, in each case, under any agreement or instrument to which it is a party or by which it or any of its properties may be bound; or (D) require the consent or approval of any Person other than consents or approvals that have been obtained and that are in full force and effect.
(b)
This Agreement is a legal, valid and binding obligation of such Borrower Party, enforceable against such Borrower Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
(c)
Upon giving effect to this Agreement, no Default, Event of Default or Event of Loss has occurred and is continuing or will occur as a result of the execution, delivery and performance of this Agreement.
(d)
Upon giving effect to this Agreement, with the exception of any representations and warranties pertaining to compliance with the Davis-Bacon Act Requirements, each of the representations and warranties of such Borrower Party set forth herein and in the other Financing Documents to which such Borrower Party is a party, as applicable, are true and correct in all material respects (except for any representations and warranties qualified by materiality or Material Adverse Effect, in which case such representations and warranties are true and correct in all respects) on and as of the Effective Date with the same effect as though made on and as of each such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).
(e)
To the best of the Borrower’s Knowledge, the water rights expressly referred to in the Settlement Agreement (including Exhibits A and B thereto) constitute all of Bartell’s current or potential future rights to water that could reasonably be expected to affect, or be affected by, the Project.
(f)
(i) Each of the Borrower’s rights and interests in the water, water rights and other related actions (including water diversion, impounding, pumping or other use) that were contested by Bartell, or compromised, suspended, rescinded, revoked, terminated, invalidated, returned to application status or otherwise affected as a result of or pursuant to the Bartell Proceeding has been restored in full and (ii) no litigation, action, suit, proceeding or investigation is pending or, to the best of the Borrower’s Knowledge, is threatened before or by any court, administrative agency, arbitrator or Governmental Authority, body or agency with respect to such rights and interests.

Each Borrower Party acknowledges that (x) it has made the foregoing representations with the intention of inducing DOE to agree and consent to the matters set forth in this Agreement and (y) if DOE agrees to the terms of this Agreement, it will do so on the basis of, and in full reliance on, each such representation, and each Borrower Party understands and agrees that if, as of the date hereof, any such information or representation is incorrect, incomplete or misleading in any material respect, then DOE may, at its option, revoke its consent or waiver to the matters set forth in this Agreement.

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8.
Covenants. The Borrower hereby agrees as follows (provided that any failure by the Borrower, as of any relevant date of determination, to perform or observe any of its obligations under any term, covenant or agreement set forth in clauses (c) through (e) below shall constitute an Event of Default pursuant to Section 10.01(d) (Borrower Entity Breaches Under the Financing Documents Without Cure Period) of the LARA):
(a)
To the extent such documents have not previously been delivered to DOE, as soon as available, but in no event later than ten (10) Business Days after the execution thereof, the Borrower shall deliver to DOE a copy of each New Project Document, duly executed and delivered by each party thereto, and concurrently with delivery of such copy:
(i)
customary legal opinions from counsel to each of the Borrower and each counterparty to a New Project Document;
(ii)
a fully executed Direct Agreement in respect of each New Project Document with the applicable counterparty; and
(iii)
in the case of the Harney PPA, a certificate of a Responsible Officer of the Borrower as contemplated under Section 5.03(l) (Power Purchase Agreement) of the LARA;

in the case of each of clauses (i) and (ii), in form and substance satisfactory to DOE and as contemplated under Section 8.04(a) (Project Documents) of the LARA.

(b)
As soon as available, but in no event later than ten (10) Business Days after the Effective Date, the Borrower shall deliver to DOE customary legal opinions in respect of each Offtake Agreement Amendment from counsel to each of: (i) the Borrower and the Sponsor, in each case, in form and substance satisfactory to DOE; and (ii) the Offtaker, in a form substantially similar to the legal opinions previously delivered by counsel to the Offtaker in connection with the prior amendments to the Offtake Agreements.
(c)
No later than sixty (60) days following the Effective Date, the Borrower shall deliver to DOE: (i) a copy, duly executed and delivered by each party thereto, of each of (A) penny warrants at LAC in favor of DOE with respect to 5% of the common equity in LAC (the “LAC Warrants”), (B) penny warrants at the LAC-GM Joint Venture in favor of DOE with respect to 5% of the Equity Interests in the LAC-GM Joint Venture with put and call rights and a conversion feature to equity at LAC as described therein (the “LAC-GM Joint Venture Warrants” and together with the LAC Warrants, the “Warrants”) and (C) an amendment to the Amended and Restated Limited Liability Company Agreement of the LAC-GM Joint Venture (the “JV Operating Agreement Amendment”); and (ii) customary legal opinions from counsel to each of the Borrower and the Offtaker in respect of each Warrant and the JV Operating Agreement Amendment, in the case of each of clauses (i) and (ii) above, in form and substance satisfactory to DOE.

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(d)
As soon as available, but in no event later than sixty (60) days after the First Advance Date, the Borrower shall (a) ensure that the deficiencies (including any deficiencies identified by DOE) in its Electronic Certified Payroll System are rectified to the satisfaction of DOE, and (b) deliver to DOE a plan satisfactory to DOE to ensure that all DBA Contract Parties are in compliance with the weekly payroll requirements under the Davis-Bacon Act Requirements in 29 CFR 5.5 and implement such plan to the satisfaction of DOE.
(e)
No later than one hundred eighty (180) days following the Effective Date, the Borrower shall obtain a policy of director’s and officer’s liability insurance on substantially the same terms as that obtained by the Sponsor and deliver to DOE evidence of such insurance.
(f)
The Borrower shall: (i) no later than thirty (30) days following the Effective Date, have established each of the DSCR Shortfall Reserve Account and the Care and Maintenance Reserve Account (each as defined in the Amended Accounts Agreement) in accordance with the provisions of the Financing Documents; and (ii) no later than the first anniversary of the Effective Date, have funded each of the DSCR Shortfall Reserve Account and the Care and Maintenance Reserve Account (each as defined in the Amended Accounts Agreement) in an amount equal to at least sixty million Dollars ($60,000,000) or to the extent not funded in cash, backstopped by Acceptable Credit Support for such amount, and in each case, deliver to DOE evidence of the same.
(g)
No later than sixty (60) days following the First Advance Date, the Borrower shall deliver to DOE a copy, duly executed and delivered by each party thereto, of each of: (i) the subordination, attornment and non-disturbance agreement with respect to the Winnemucca TLT Lease; and (ii) that certain Second Amendment to Lease Agreement, to be entered into by and among the City of Winnemucca, the Borrower and Iron Horse Nevada LLC, with respect to the Winnemucca TLT Lease, in each case, in form and substance satisfactory to DOE.
9.
Status of Financing Documents; Ratification.
(a)
On and after the Effective Date, (a) each reference in the LARA to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the LARA, and each reference in the other Transaction Documents to the “LARA”, “thereunder”, “thereof” or words of like import referring to the LARA, shall mean and be a reference to the Amended LARA; (b) each reference in the Affiliate Support Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Affiliate Support Agreement, and each reference in the other Transaction Documents to the “Affiliate Support Agreement”, “thereunder”, “thereof” or words of like import referring to the Affiliate Support Agreement, shall mean and be a reference to the Amended Affiliate Support Agreement; (c) each reference in the Accounts Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Accounts Agreement, and each reference in the other Transaction Documents to the “Accounts Agreement”, “thereunder”, “thereof” or words of like import referring to the Accounts Agreement, shall mean and be a reference to the Amended Accounts Agreement; and (d) each reference in the Equity Pledge Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Equity Pledge Agreement, and each reference in the other Transaction Documents to the “Equity Pledge Agreement”, “thereunder”, “thereof” or words of like import

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referring to the Equity Pledge Agreement, shall mean and be a reference to the Amended Equity Pledge Agreement.
(b)
On and after the Effective Date, this Agreement shall be deemed a Financing Document for all purposes of the LARA and the other Financing Documents.
(c)
Except as otherwise expressly provided herein, the LARA, the Affiliate Support Agreement, the Accounts Agreement, the Equity Pledge Agreement and each other Financing Document shall remain unchanged and in full force and effect and are hereby in all respects ratified and confirmed.
(d)
Except as otherwise expressly provided herein, the execution, delivery and performance of this Agreement shall not constitute a waiver of any provision of, or operate as a waiver of, any right, power or remedy of any Secured Party under the LARA, the Affiliate Support Agreement, the Accounts Agreement, the Equity Pledge Agreement or any other Financing Document.
(e)
Without limiting the generality of the foregoing, all of the consent rights (other than DOE’s consent provided hereunder) and other rights of DOE under the Financing Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(f)
Notwithstanding anything contained herein, each consent, waiver and amendment contained in this Agreement (i) is limited as specified and relates solely to the matters contemplated hereby in the manner and to the extent described herein, (ii) shall not be effective for any other purpose or transaction and (iii) does not constitute a basis for a subsequent consent, waiver or amendment of any of the provisions of the Financing Documents.
(g)
The Borrower confirms and agrees that (i) the Financing Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed, and (ii) without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Secured Obligations under the Financing Documents.
(h)
Each Borrower Entity hereby ratifies and affirms its obligations under, and acknowledges its continued liability under, each Financing Document to which it is a party, including, without limitation, the obligations of: (i) the Borrower under Sections 7.01(c) (Maintenance of Existence; Property; Etc.), 7.18(a) (Davis-Bacon Act), 9.01(b)(i)(A) (Other Transactions) and 9.07(a) (Approved Construction Changes; Integrated Project Schedule; Budgets) of the LARA; (ii) each of the Direct Parent, the LAC-GM Joint Venture and the LAC JV Member to comply with the Annual Financial Statement Requirement for each Fiscal Year beginning with the Fiscal Year ending on December 31, 2025; and (ii) each of the Borrower and the Sponsor to comply with the Base Equity Account Funding Requirement beginning with the Monthly Transfer Date occurring immediately following the First Advance Date.
(i)
Upon the occurrence of the Effective Date, each Borrower Entity hereby irrevocably authorizes (without obligation) the Collateral Agent at any time and from time to time, with simultaneous written notice to the Borrower, to file such financing statements, continuation

23	Thacker Pass – OWCA No. 2

statements and other documents in such offices as are or shall be necessary or as DOE may determine to be reasonably appropriate in connection with the Security Documents as amended hereby.
10.
Costs and Expenses. The Borrower agrees to pay on demand all documented costs and expenses of DOE and the other Secured Parties in connection with the preparation, execution, delivery and administration, modification and amendment of this Agreement and the other instruments and documents to be delivered hereunder (including, without limitation, the fees and expenses of counsel to any such Person), in accordance with the terms of the Financing Documents.
11.
Incorporation by Reference. Sections 11.13 (Governing Law; Waiver of Jury Trial), 11.14 (Submission to Jurisdiction; Etc.) and 11.18 (Counterparts; Electronic Signatures) of the LARA are hereby incorporated by reference as if fully set forth herein, mutatis mutandis.
12.
Concerning the Collateral Agent. In accordance with Section 4.12 (Actions) of the Accounts Agreement, by DOE’s execution hereof, DOE hereby directs the Collateral Agent to execute and deliver this Agreement. The Collateral Agent, in executing and acting under this Agreement, shall be entitled to all of the rights, privileges, protections, indemnities and immunities accorded to the Collateral Agent under the Accounts Agreement, as if the same were fully and specifically set forth herein, mutatis mutandis.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

24	Thacker Pass – OWCA No. 2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

LITHIUM NEVADA LLC,
as Borrower

By:	/s/ Jonathan Evans
Name:	Jonathan Evans
Title:	President

LITHIUM AMERICAS CORP.,
as Sponsor

By:	/s/ Jonathan Evans
Name:	Jonathan Evans
Title:	President and Chief Executive Officer

1339480 B.C. LTD.,
as B.C. Corp.

By:	/s/ Jonathan Evans
Name:	Jonathan Evans
Title:	Chief Executive Officer

LAC US CORP.,
as LAC JV Member

By:	/s/ Jonathan Evans
Name:	Jonathan Evans
Title:	Chief Executive Officer

LITHIUM NEVADA VENTURES LLC,
as LAC-GM Joint Venture

By:	/s/ Jonathan Evans
Name:	Jonathan Evans
Title:	President

[Signature page to Thacker Pass – Omnibus Waiver, Consent and Amendment No. 2]

LITHIUM NEVADA PROJECTS LLC,
as Direct Parent

By:	/s/ Jonathan Evans
Name:	Jonathan Evans
Title:	President

[Signature page to Thacker Pass – Omnibus Waiver, Consent and Amendment No. 2]

U.S. DEPARTMENT OF ENERGY,
an agency of the Federal Government of the United States of America

By:	/s/ P. Wells Griffith III
Name:	P. Wells Griffith III
Title:	Undersecretary of Energy

[Signature page to Thacker Pass – Omnibus Waiver, Consent and Amendment No. 2]

CITIBANK, N.A.,
not in its individual capacity, but solely as the Collateral Agent acting through its Agency and Trust Division

By:	/s/ Marion Zinowski
Name:	Marion Zinowski
Title:	Senior Trust Officer

[Signature page to Thacker Pass – Omnibus Waiver, Consent and Amendment No. 2]

SCHEDULE I

Specified Mining Claims

[***]

Schedule I-1	Thacker Pass – OWCA No. 2

EXHIBIT A

Amended Schedule 3.02 (Amortization Schedule) to the LARA

PAYMENT SCHEDULE FOR PRINCIPAL OF, AND CAPITALIZED INTEREST ON, EACH OUTSTANDING ADVANCE

Date	% Repayment
1/20/2029	0.348%
4/20/2029	0.717%
7/20/2029	0.857%
10/20/2029	0.914%
1/20/2030	0.810%
4/20/2030	0.822%
7/20/2030	0.797%
10/20/2030	0.808%
1/20/2031	0.833%
4/20/2031	0.872%
7/20/2031	0.751%
10/20/2031	0.760%
1/20/2032	0.588%
4/20/2032	0.618%
7/20/2032	0.789%
10/20/2032	0.798%
1/20/2033	0.281%
4/20/2033	0.303%
7/20/2033	0.014%
10/20/2033	0.014%
1/20/2034	0.842%
4/20/2034	0.952%
7/20/2034	0.870%
10/20/2034	0.881%
1/20/2035	0.826%
4/20/2035	0.904%
7/20/2035	0.916%
10/20/2035	0.927%
1/20/2036	0.854%
4/20/2036	0.860%
7/20/2036	0.871%
10/20/2036	0.882%
1/20/2037	1.567%
4/20/2037	1.644%
7/20/2037	1.664%
10/20/2037	1.685%
1/20/2038	1.940%

Exhibit A-1	Thacker Pass – OWCA No. 2

4/20/2038	1.986%
7/20/2038	2.011%
10/20/2038	2.036%
1/20/2039	1.303%
4/20/2039	1.301%
7/20/2039	1.317%
10/20/2039	1.334%
1/20/2040	1.346%
4/20/2040	1.384%
7/20/2040	1.401%
10/20/2040	1.418%
1/20/2041	1.532%
4/20/2041	1.547%
7/20/2041	1.567%
10/20/2041	1.586%
1/20/2042	1.291%
4/20/2042	1.291%
7/20/2042	1.307%
10/20/2042	1.324%
1/20/2043	1.584%
4/20/2043	1.616%
7/20/2043	1.636%
10/20/2043	1.656%
1/20/2044	1.653%
4/20/2044	1.673%
7/20/2044	1.694%
10/20/2044	1.715%
1/20/2045	1.423%
4/20/2045	1.424%
7/20/2045	1.442%
10/20/2045	1.460%
1/20/2046	1.697%
4/20/2046	1.740%
7/20/2046	1.762%
10/20/2046	1.784%
1/20/2047	1.962%
4/20/2047	1.991%
7/20/2047	2.016%
10/20/2047	2.041%
1/20/2048	1.988%
4/20/2048	2.011%
7/20/2048	1.971%

Exhibit A-2	Thacker Pass – OWCA No. 2

EXHIBIT B

Amended Schedule 6.15(c) (Project Mining Claims) to the LARA

[***]

Exhibit B-1	Thacker Pass – OWCA No. 2

EXHIBIT C

Amended Schedule 7.03 (Insurance) to the LARA

[Attached.]

Exhibit C-1	Thacker Pass – OWCA No. 2

SCHEDULE 7.03

INSURANCE

References in this Schedule to Sections shall be construed as references to Sections of this Schedule, unless the context otherwise requires.

Unless otherwise defined in this letter, capitalized terms used in this letter shall have the meanings given to them in the Loan Arrangement and Reimbursement Agreement dated October 28, 2024 (as may be amended, supplemented or otherwise modified from time to time, the “LARA”), between the United States Department of Energy (“DOE”) and Lithium Nevada Corp. (the “Borrower”).

1.
Required Insurance

The Borrower shall effect and maintain at all times:

(a)
during the Construction Period, the insurance specified in Section 6 (Construction Period Required Insurance) and Section 8 (All phases Insurance) and all other insurance, if any, required from time to time under Applicable Law or any Major Project Document then in effect.
(b)
during the Operating Period, the insurance specified in Section 7 (Operating Period Required Insurance) and Section 8 (All phases Insurance) and all other insurance, if any, required from time to time under Applicable Law or any Major Project Document then in effect.
2.
Other permitted insurance; amendments for commercial unavailability
(a)
The Borrower may only effect and/or maintain insurance in addition to that required under Section 1 (Required Insurance) or otherwise required under the LARA to the extent that such additional insurance does not affect in any way the Borrower’s or the Secured Parties’ rights or remedies under the insurance required under Section 1 (Required Insurance).
(b)
In the event any insurance (including the limits or deductibles thereof) hereby required to be maintained will not be reasonably available and commercially feasible in the commercial insurance market, DOE will not unreasonably withhold its agreement to waive such requirement to the extent the maintenance thereof is not so available; provided, that such waiver will be conditioned on the following:
(i)
the Borrower will first request any such waiver in writing, which request will be accompanied by a written report prepared by the Borrower’s insurance broker, certifying that such insurance is “not reasonably available and commercially feasible” (and, in any case where the required amount is not so available, certifying as to the maximum amount which is so available) and explaining in detail the basis for such conclusions;

Exhibit C-2	Thacker Pass – OWCA No. 2

(ii)
at any time after the granting of any such waiver, but not more often than once a year, DOE may request, and the Borrower will furnish to DOE within fifteen (15) days after such request, supplemental reports reasonably acceptable to DOE from the Borrower’s placing broker updating their prior report and reaffirming such conclusion; and
(iii)
any such waiver will be effective only so long as such insurance is not reasonably available and commercially feasible in the commercial insurance market.
(c)
The failure at any time to satisfy the condition to any waiver of an insurance requirement set forth in Section 2(b) will not impair or be construed as a relinquishment of the Borrower’s ability to obtain a waiver of an insurance requirement pursuant to the preceding sentence at any other time upon satisfaction of such conditions.
(d)
For purposes of this Section 2, insurance will “not be reasonably available and commercially feasible” if either (i) it is obtainable only at excessive costs which are not justified in terms of the risk to be insured and is generally not being carried by or applicable to projects or operations similar to the Project because of such excessive costs; or (ii) it would require changes to the business of the Borrower or any of its Affiliates that are neither feasible nor practical.
3.
Common terms of Required Insurance

The Borrower shall procure that all insurance policies required under Section 1 (Required Insurance):

(a)
are placed and maintained with (i) insurers each of whom is an insurance company (A) authorized to do business in Nevada if required by law or regulation and (B) with an AM Best Rating of A- or better and a Class Size VIII or better or (C) with a Standard & Poor’s Rating of A- or better; or (ii) any other insurance company acceptable to DOE;
(b)
are governed by Nevada law or New York law;
(c)
are subject to the security interests of the Secured Parties created by the Security Documents and contain no restriction on assignment or transfer that might limit or otherwise affect the effectiveness, attachment or perfection of the Security Documents;
(d)
provide for payments of claims in Dollars;
(e)
except with respect to the insurance policies set out in Sections 8(a), 8(b) and 8(c) (All phases Insurance), attach the endorsement and loss-payee provision set out in Section 9 (Lenders’ endorsement and loss-payee provision) and thereby name each of the Secured Parties as additional insureds (and no Secured Party shall be under any duty under such insurance policy including in relation to information to insurer or liability to pay premiums);

Exhibit C-3	Thacker Pass – OWCA No. 2

(f)
are the subject at all times of a Broker’s Letter of Undertaking in substantially the same form attached hereto as Annex A, duly executed and delivered to DOE by a broker acceptable to DOE and in full force and effect.
4.
Additional Borrower undertakings in respect of Required Insurance

The Borrower shall:

(a)
pay all premiums and other amounts due and payable under the Required Insurance (and provide evidence of payment to DOE upon request);
(b)
promptly (and in any event within seven Business Days of demand) indemnify any Secured Party in respect of any amount due and payable under the Required Insurance that it has paid on behalf of the Borrower;
(c)
comply with the terms of the Required Insurance and use all commercially reasonable endeavors to ensure that neither it nor any other person does or fails to do anything that may render any Required Insurance void, voidable, breached, suspended, impaired or defeated in whole or in part;
(d)
disclose to each insurer of any Required Insurance all information required in order to comply with its disclosure obligations under Applicable Law (and put in place internal procedures reasonably expected to ensure that this is done), and ensure that, where representations are made or deemed made in the relevant policies or the applications therefor, any such representations or warranties, when taken as a whole in the context of all representations or warranties contained in the relevant policy documents, are complete and accurate in all material respects (other than to the extent any such representations or warranties are themselves qualified by “material”, “in all material respects”, “material adverse effect” or similar, in which case they must be complete and accurate in all respects);
(e)
comply with all material covenants under the relevant policies;
(f)
diligently pursue its rights and remedies against each insurer under the Required Insurance;
(g)
instruct its broker to deliver a report to DOE on the details (including losses) in respect of any event or circumstance giving rise to any claim (or series of claims in respect of the same event or circumstance giving rise to the claim) under any Required Insurance exceeding the Threshold Event of Loss or with respect to which the LARA otherwise requires the Borrower to consult with DOE; and
(h)
in respect of any Required Insurance that is to be renewed, provide to DOE a certificate of renewal from the relevant insurer no later than 5 days prior to the expiry of the policy.

Exhibit C-4	Thacker Pass – OWCA No. 2

5.
Failure to maintain the Required Insurance
(a)
If at any time and for any reason any Required Insurance required to be maintained under this Schedule is not in full force and effect, then, without prejudice to the rights of the Secured Parties, DOE shall have the right (but no obligation), after 10 Business Days’ written notice to the Borrower (unless insurance would lapse during such notice period), to procure on behalf of itself, the Borrower and the other Secured Parties insurance complying with the requirements of this Schedule.
(b)
No Secured Party shall have any liability of any nature whatsoever to procure any insurance under paragraph (a), whether in contract or tort, based on negligence or otherwise, and upon procuring any such insurance, DOE shall only have such liabilities as are expressly assumed by it in respect of such insurance.
(c)
DOE shall have the right (but no obligation) to pay any premiums due under any Required Insurance if the Borrower fails to do so punctually.
(d)
The Borrower shall indemnify each Secured Party against the costs and expenses of procuring any insurance referred to in paragraph (a) and against any premiums paid pursuant to paragraph (c).
6.
Construction Period Required Insurance
(a)
Construction All Risks, including the following terms:

Item	Requirement
Insured

Named Insured: The Borrower

Named Insured shall also include any subsidiary and affiliated companies owned or majority controlled by the first Named Insured, as now exist or may hereafter be constituted or acquired.

Additional Insureds:

When any Named Insured is party to a written contract or agreement that requires owners, contractors, subcontractors, tenants at the “project site”, architects, engineers, manufacturers, suppliers or any other legal entity to be identified as an additional insured for an “insured project”, this policy includes the legal entity as an additional insured, and then only as to their respective interest in the Covered Property (as defined in the applicable insurance policy). As respects

Exhibit C-5	Thacker Pass – OWCA No. 2

Item	Requirement

manufacturers and suppliers, their interest is limited to their respective financial interest in the Covered Property (as defined in the applicable insurance policy) at the “project site” only.

Each of the Secured Parties.

Insured Property

The works to be completed under any Construction Contract including machinery, equipment, materials and temporary works (the “Contract Works”), while within the Project Site and while within transit within the geographical limits.

Geographical limits	The coverage territory is: the United States of America (including its territories and possessions); and
Period of Insurance	From November 15, 2023, until the Substantial Completion Date and any further period of extension as may be agreed between the Borrower and DOE (the “Construction Period”).
Sum Insured	The full reinstatement value of the Contract Works as new, including adequate provision for the policy extensions (as at the date hereof being $2,729,529,000).
Cover	All risks of physical loss of or damage to any part of the insured property arising from any cause not excluded or deemed as property not covered.
Principal Exclusions

(i) Asbestos; (ii) biological or chemical materials exclusion; (iii) cyber exclusion; (iv) fungi (mold) exclusion; (v) gradual pollution and contamination exclusion; (vi) radioactive contamination exclusion; (vii) war & terrorism exclusion; (viii) communicable diseases / infectious diseases / COVID-19 exclusion; and (ix) other standard exclusions for this class of insurance satisfactory to DOE.

Exhibit C-6	Thacker Pass – OWCA No. 2

Item	Requirement
Maximum Excesses / Deductibles	In respect of each and every occurrence or all occurrences consequent on one original cause giving rise to loss or damage under the policy no more than $1,000,000 each and every occurrence.
Required Policy Coverages (in either Main Coverages or Special Extensions)

As a minimum: (i) strikes, riots and civil commotion (ii) professional fees; (iii) claims preparation costs; (iv) 50/50 Marine cargo clause; (v) debris removal; (vi) preventative measures; (vii) expediting expenses / extra expenses (including air freight); (viii) owners extra expense/additional cost of working; (ix) firefighting; (x) offsite storage; (xi) ordinance or law – demolition/increased costs of construction; (xii) plans and documents; (xiii) pollutant clean-up and removal; (xiv) escalation clause; (xv) spare construction materials; (xvi) inland transit; (xvii) LEG 3/96; and (xviii) terrorism pursuant to the Terrorism Risk Insurance Act (“TRIA”).

Waiver of Subrogation

Insurers agree to waive their rights of subrogation against any Insured (including additional insureds) and their respective Affiliates, officers, directors, employees, contractors, sub-contractors, agents or representatives.

(b)
Delay in Start-up (for Construction All Risks and Inland Transit) and Marine Cargo, including the following terms:]

Item	Requirement
Insured	(i) The Borrower and (ii) each of the Secured Parties (as additional insureds), each for their respective rights and interests.
Period of Insurance	For Construction All Risks and Inland Transit, from November 15, 2023, through to the Substantial Completion Date and any further period of extension as may be agreed between the Borrower and DOE.

Exhibit C-7	Thacker Pass – OWCA No. 2

Item	Requirement

For Marine Cargo, from the first date of shipment of equipment into the United States through to the Substantial Completion Date and any further period of extension as may be agreed between the Borrower and DOE.

Sum Insured	An amount representing the cover for a 24 month period following the Substantial Completion Date.
Cover

If any of the property insured under the:

(i) Construction All Risks and Inland Transit insurance; and

(ii) Marine Cargo insurance,

is physically lost or damaged by any of the risks insured under such insurance including loss or damage that would be indemnifiable but for the application of any deductible, causing an interference in the construction work resulting in a delay in the date of commencement of the insured business (being the Substantial Completion Date) beyond the date that the insured business would have become operational but for the physical loss or damage to the insured property, then this insurance will indemnify the insured in respect of the following that occur during the period of indemnity:

(iii) debt servicing costs in respect of loans made under, monies borrowed or guarantees given pursuant to the Financing Documents (including scheduled principal repayments) (“Debt Servicing Costs”) that would have been paid or payable out of revenue that would have been received but for the occurrence of loss or damage;

(iv) fixed costs that would have been paid or payable out of revenue that would have been received but for the loss or damage under any Project Document following a delay in the Substantial Completion Date; and

Exhibit C-8	Thacker Pass – OWCA No. 2

Item	Requirement

(v) the additional expenditure necessarily and reasonably incurred for the sole purpose of avoiding or reducing the amount for which the insurers are liable, but not exceeding the sum by which such amount otherwise payable is reduced; less

(vi) any sums saved in respect of such costs or amounts as may cease or be reduced as a consequence of the insured delay.

Indemnity period	24 months.
Principal Exclusions	As per Section 6(a).
Maximum Time Excess	(i) For Construction All Risks and Inland Transit: 60 days per occurrence. (ii) For Marine Cargo: 60 days.
Special Extensions

(i) For Construction All Risks and Inland Transit as per Section 6(a) and also including as a minimum: (A) ingress & egress; and (B) services interruption (utilities).

(ii) For Marine Cargo as per Section 6(d) and also including as a minimum: (A) delay arising from general average, salvage or other lifesaving operations; (B) delay arising from mechanical breakdown of or damage to vessel or aircraft; and (C) delay arising from mechanical breakdown of or damage to other conveyance.

Waiver of Subrogation

Insurers agree to waive their rights of subrogation against any Insured (including additional insureds) and their respective Affiliates, officers, directors, employees, contractors, sub-contractors, agents or representatives.

Exhibit C-9	Thacker Pass – OWCA No. 2

(c)
Third party liability, including the following terms:

Item	Requirement
Insured	(i) The Borrower and (ii) each of the Secured Parties (as additional insureds), each for their respective rights and interests.
Insured	The Borrower, its subsidiaries and/or associated or affiliated companies and each of the Secured Parties (as additional insureds), each for their respective rights and interests.
Geographical Limits	United States, its territories and possessions, and Canada.
Period of Insurance	From November 15, 2023, through to the Substantial Completion Date and any further period of extension as may be agreed between the Borrower and DOE.
Cover

The legal liability of an insured to pay damages and/or claimant’s costs, fees and expenses as a result of: (i) death, injury, illness or disease of any person; (ii) loss of or damage to any third party property; (iii) product liability.

Limit of Indemnity	Not less than $25,000,000 for any one occurrence or all occurrences of a series consequent on one original event.
Maximum Excess / Deductibles	$250,000.
Principal Exclusions

(i) Deliberate acts; (ii) pollution unless sudden and accidental; (iii) professional indemnity; (iv) radioactive contamination, chemical, biological, bio-chemical and electromagnetic weapons; (v) war risks; (vi) electronic data including cyber attack; (vii) terrorism; (viii) fines, liquidated damages; (ix) communicable diseases / infectious diseases / COVID-19 exclusion; and (x) other

Exhibit C-10	Thacker Pass – OWCA No. 2

Item	Requirement
standard exclusions for this class of insurance satisfactory to DOE.
Special Extensions	(i) Cross liabilities and (ii) civil liability for loss of revenue due to damages to property or bodily injury.
(d)
Environmental Impairment Liability (Gradual Pollution) Insurance, including the following terms

Item	Requirement
Insured	(i) The Borrower and (ii) each of the Secured Parties (as additional insureds), each for their respective rights and interests.
Cover	Policy will cover pollution, arising out of the ownership, maintenance and operation of the Project.
Geographical Limits	USA.
Limit of Indemnity	Not less than $20,000,000 per any one occurrence and in the annual aggregate.
(e)
Marine cargo, including the following terms:

Item	Requirement
Insured

(i) The Borrower and the relevant Construction Contractor and its sub-contractors of any tier engaged on the Project and (ii) each of the Secured Parties (as additional insureds), each for their respective rights and interests.

Geographical Limits	Worldwide.
Period of Insurance	Open cover attaching from the date of the point of acceptance by the Borrower of the first shipment through to the later of completion of the final shipment and the Substantial Completion Date.

Exhibit C-11	Thacker Pass – OWCA No. 2

Item	Requirement
Cover

Marine cargo insurance covering goods being shipped to the Project Site, including Difference-In-Conditions (“DIC”) and Difference-In-Limits (“DIL”) over the marine cargo insurance arranged by any of the suppliers under any supply agreement. Coverage is to be equivalent to “All Risks” of physical loss or damage, while in transit by land, sea or air from country or origin anywhere in the world to the Project Site including loading, or vice-versa, from the commencement of the time the insured items are loaded prior to leaving the warehouse or factory for shipment to the Project Site to the point of final delivery at agreed destination(s) for any one conveyance.

Sum Insured

Not less than the replacement value of the largest single shipment plus freight and insurance, any one vessel, conveyance and/or location or as may be agreed prior to known loss if any. The sum insured for any cargo placement deemed to be DIC/DIL over any supplier’s placement shall apply in excess of any amounts recoverable under that placement.

Maximum Excess / Deductible	$50,000 or the equivalent for each and every loss.
Principal Exclusions	In line with market practices exclusion; and other standard exclusions for this class of insurance satisfactory to DOE.
Special Extensions

(i) Coverage for war, strikes, theft, pilferage, non-delivery, charges of general average sacrifice or contribution, salvage expenses, temporary storage in route, consolidation, repackaging, refused and returned shipments, debris removal; (ii) replacement by air extension clause; (iii) 50/50 clause consistent with the terms of the 50/50 clause arranged pursuant to the construction all risks requirements; (iv) difference in conditions for

Exhibit C-12	Thacker Pass – OWCA No. 2

Item	Requirement

c.i.f. shipments; (v) errors and omissions clause; (vi) import duty clause; (vii) insufficiency of packing clause; (viii) sublimit of not less than $1,000,000 per occurrence for extra expenses incurred for alternative means or route of transport; (ix) coverage for sue and labor in an amount not less than 25% of the limit of insurance on the goods; and (x) any other extensions as reasonably requested by DOE.

7.
Operating Period Required Insurance
(a)
Material Damage all risks and machinery breakdown, including the following terms:

Item	Requirement
Insured	The Borrower and each of the Secured Parties (as additional insureds), each for their respective rights and interests.
Insured Property	The assets, property and interests of every description used for or in connection with the ownership, maintenance and operation of the Project.
Sum Insured	An amount equivalent to the total reinstatement value of the insured property including allowance for professional fees, ancillaries such as spares and removal of debris costs.
Indemnity

All risks of physical loss of or damage to any part of the insured property from any cause not excluded in the policy, and mechanical or electrical breakdown of all machinery, plant and equipment forming part of the Project.

Period of Insurance	From the Total Plant Transfer, on an annual basis, through the date on which the Note Obligations are repaid in full and any further period of extension as may be agreed

Exhibit C-13	Thacker Pass – OWCA No. 2

Item	Requirement
between the Borrower and DOE (the “Operating Period”).
Principal Exclusions

(i) wear and tear; (ii) unexplained inventory losses; (iii) radioactive contamination, chemical, biological, biochemical and electromagnetic weapons; (iv) war risks; (v) cyber-attack; (vi) communicable diseases / infectious diseases / COVID-19 exclusion best available at commercially reasonable terms; and (vii) other standard exclusions for this class of insurance as approved by DOE.

Maximum Deductible	$1,000,000 each and every loss.
Special Extensions

(i) Professional fees; (ii) debris removal; (iii) 72 hour clause but 168 hours in respect of earthquake (72 hour clause not applicable in respect of flood); (iv) reproduction of plans and documents; (v) civil authority / public authorities clause; (vi) temporary repairs / loss minimization / protection and preservation of property; (vii) expediting expenses; (viii) computer data; (ix) course of construction / capital additions / contract works; (x) partial payments / payments on account / interim payment; (xi) strikes, riots and civil commotion; (xii) terrorism pursuant to TRIA; and (xiii) any other extensions as reasonably requested by DOE, to the extent commercially available at reasonable cost.

Waiver of Subrogation

Insurers agree to waive their rights of subrogation against any Insured (including additional insureds) and their respective Affiliates, officers, directors, employees, contractors, sub-contractors, agents or representatives.

Exhibit C-14	Thacker Pass – OWCA No. 2

(b)
Business interruption, including the following terms:]

Item	Requirement
Insured	(i) The Borrower and (ii) each of the Secured Parties (as additional insureds), each for their respective rights and interests.
Insured Property

If any of the insured property under the material damage all risks and machinery breakdown insurances is lost, destroyed or damaged by any of the risks insured under such insurances, including loss that would be indemnifiable but for the application of excesses/deductibles, which causes interruption to or interference with the operations of the Project, then this insurance will indemnify the Insured in respect of: (i) fixed operating costs; and (ii) Debt Servicing Costs.

Sum Insured	A sum sufficient to cover the amounts that are the subject of the indemnity.
Maximum Deductible	60 days each and every loss.
Indemnity period	Not less than 24 months or other period as agreed by the Borrower and DOE and based on a technical study considering the current replacement time.
Principal Exclusions	As per Section 7(a).
Special Extensions

(i) Utilities extension: Interruption arising from physical loss or damage to the insured property caused by damage to the supply of water, gas, electricity or telecommunications system to the Project.

(ii) Denial of access: Interruption caused or contributed to by physical loss or damage to property in the vicinity of the Project Site that shall prevent or hinder access or use.

Exhibit C-15	Thacker Pass – OWCA No. 2

Item	Requirement
(iii) Interruption by civil or military authority. (iv) Terrorism pursuant to TRIA.
Waiver of Subrogation

Insurers agree to waive their rights of subrogation against any Insured (including additional insureds) and their respective Affiliates, officers, directors, employees, contractors, sub-contractors, agents or representatives in respect of damage caused by them arising out of the operation or maintenance of the Project.

(c)
Third party liability, including the following terms:]

Item	Requirement
Insured	(i) The Borrower and (ii) each of the Secured Parties (as additional insureds), each for their respective rights and interests.
Cover

The legal liability of an insured to pay damages and/or claimant’s costs, fees and expenses as a result of: (i) death, injury, illness or disease of any person; (ii) loss of or damage to any third party property; or (iii) product liability.

Cover for all costs and expenses to be in addition to the limit of indemnity.

Geographical Limits	Worldwide.
Limit of Indemnity	Not less than $25,000,000 per any one occurrence or all occurrences of a series consequent on one event but with separate annual aggregates in respect of product liability.
Maximum Excess	$250,000 per each and every occurrence.
Principal Exclusions	(i) Deliberate acts; (ii) pollution unless sudden and accidental; (iii) professional indemnity; (iv) radioactive contamination,

Exhibit C-16	Thacker Pass – OWCA No. 2

chemical, biological, bio-chemical and electromagnetic weapons; (v) war risks; (vi) electronic data including cyber attack; (vii) terrorism; (viii) fines, liquidated damages; (ix) communicable diseases / infectious diseases / COVID-19 exclusion; and (x) other standard exclusions for this class of insurance satisfactory to DOE.

Special Extensions

(i) Cross liabilities clause; (ii) waiver of rights of subrogation against Insureds and their respective parent companies and affiliated companies and their respective officers, directors, employees, contractors, sub-contractors, agents and representatives; and (iii) civil liability for loss of revenue due to damages to property or bodily injury. For the purpose of this Section 7(c), the Insured includes the respective officers, directors, agents, servants and employees of an Insured.

(d)
Goods in transit insurance, including the following terms:]

Item	Requirement
Insured	(i) The Borrower and (ii) each of the Secured Parties (as additional insureds), each for their respective rights and interests.
Cover

Policy will cover all cargoes and freight that are the property of the insured or at the risk of the insured. Coverage extends to conveyances of any type including vessel, air, rail, road and post.

The valuation shall be the invoice amount plus all charges not included therein, plus 10%.

Voyages

Inbound: From point of origin including loading and unloading and until arrival including unloading at the Project Site.

Outbound: From the Project Site including load and until arrival including unloading at the customer’s premises.

Exhibit C-17	Thacker Pass – OWCA No. 2

Item	Requirement
Geographical Limits	Worldwide if deliveries are made outside of the U.S.
Limit of Indemnity	Not less than the replacement value of the largest single shipment plus freight and insurance, any one vessel, conveyance and/or location or as may be agreed prior to known loss, if any.
Maximum Excess	$50,000 per each and every occurrence.
(e)
Environmental Impairment Liability (Gradual Pollution) Insurance, including the following terms]

Item	Requirement
Insured	(i) The Borrower and (ii) each of the Secured Parties (as additional insureds), each for their respective rights and interests.
Cover	Policy will cover pollution, arising out of the ownership, maintenance and operation of the Project.
Geographical Limits	USA.
Limit of Indemnity	Not less than $20,000,000 per any one occurrence and in the annual aggregate.
8.
All phases Insurance
(a)
Such insurance in respect of bodily injury to employees as is required by the law of the jurisdiction of the Project e.g., workers compensation insurance and accident cover in accordance with statutory requirements.
(b)
Automotive liability insurance by the Borrower in accordance with statutory requirements for all automobiles owned by Borrower.
(c)
Employer’s liability insurance by the Borrower in accordance with any statutory requirements and normal business practice.

Exhibit C-18	Thacker Pass – OWCA No. 2

(d)
On or prior to the date that is 180 days after the Second Amendment Effective Date, directors and officers liability insurance, including coverage with respect to any losses, claims, damages, liabilities, costs and expenses in connection with any actual or threatened claim or proceeding that is based on, or arises out of any director’s or officer’s status or conduct as a director or officer of the Borrower. The minimum limit of indemnity shall be not less than $40,000,000 per any one claim and in the annual aggregate, and with respect to non-indemnifiable claims against insured persons, not less than $10,000,000 per any one claim and in the annual aggregate, unless otherwise agreed by DOE.
9.
Lenders’ endorsement and loss-payee provision

Endorsements to be attached to each Required Insurance, except with respect to the insurance policies set out in Sections 8(a), 8(b) and 8(c) (All phases Insurance):

a.
Definitions

In this policy:

“Borrower” means Lithium Nevada Corp;

“Collateral Agent” means Citibank, N.A. in its capacity as Collateral Agent of the Secured Parties (as defined in the LARA) and includes its successors and assignees in such capacity;

“DOE” means the United States Department of Energy;

“LARA” means the Loan Arrangement and Reimbursement Agreement dated October 28, 2024, between the Borrower and DOE;

“Project” has the meaning given to it in the LARA; and

“Secured Parties” has the meaning given to it in the LARA and includes any assignee, transferee, successor or replacement of or in relation to any of the foregoing.

In this Lenders’ endorsement, “Insurers” means each insurer under this policy, and “Insured” means each insured party under this policy, including the Borrower and each Secured Party.

b.
Waiver of Subrogation

The Insurers hereby agree to waive all rights of subrogation or action that they may have or acquire against any of the Insureds and their respective parent companies and affiliate companies and their respective officers, directors, contractors, sub-contractors, agents, representatives, servants and employees arising out of any occurrence in respect of which any claim is admitted hereunder except where the rights of subrogation or recourse are acquired in consequence of or otherwise following a vitiating act, being any act noted in clause (e) below in which circumstances the Insurer may enforce such rights notwithstanding the continuing or former status of the vitiating party as an insured, but

Exhibit C-19	Thacker Pass – OWCA No. 2

provided always that the Insurers will not exercise any such rights of subrogation however arising against or in competition with or to the prejudice of the rights of the Secured Parties in respect of their interest in the insurance or in monies secured thereon.

c.
Separate Policy

Each of the parties comprising the insured shall for the purpose of this policy be considered a separate entity, the words “the Insured” applying to each as if they were separately and individually insured for their respective rights and interests; provided that the total liability of the insurers under each section of the policy to the insured collectively shall not (unless the policy specifically permits otherwise) exceed the limit of indemnity or amount stated to be insured under such section or policy.

d.
Duty of Disclosure

The Secured Parties and/or their agent(s) shall be under no duty of disclosure and/or duty of fair representation and/or duty not to make misrepresentations in respect of this policy, whether arising hereunder or as a matter of law or otherwise. The Insurer waives any rights it might have to disclosure of any documents, facts or information and any right it may have to avoid this policy or recover damages or decline to indemnify the Insured on the grounds of non-disclosure, failure to make a fair representation or misrepresentation (whether negligent or otherwise) by the Secured Parties or any of them and/or their agent(s).

e.
Non Vitiation

The Insurers agree that any misrepresentation, non-disclosure, breach of condition, and/or warranty, or any other act or default by one Insured shall not vitiate, or in any way prejudice, such policies in respect of the severable interest of any other insured.

f.
Non-Contribution

Unless otherwise agreed within the policy, the Insurers agree that this insurance shall be primary to and not excess to or contributing with any other insurance maintained by any of the Secured Parties or the other insured parties and the Insured shall be entitled to recover fully under this policy for such loss before seeking or obtaining indemnification under such other insurance.

g.
Cancellation or Suspension

DOE shall be advised:

- at least 30 days (or such lesser period (if any) as may be specified from time to time by Insurers in the case of war risks and kindred perils) before any cancellation is to take effect if any Insurer cancels or gives notice of such cancellation of any insurance relating to the Project for any reason;

Exhibit C-20	Thacker Pass – OWCA No. 2

- promptly of any default in the payment of any premium or failure to renew any insurance and DOE shall be given not less than 10 days in which to procure the payment of the defaulted premium without the insurance being cancelled;

- at least 30 days (or such lesser period (if any) as may be specified from time to time by Insurers in the case of war risks and kindred perils) before any reduction in limits or coverage, any increase in deductibles or any termination before the original expiry date is to take effect;

- at least 10 days before any suspension, cancellation or termination of any insurance is to take effect; and

- of any act or omission or of any event of which the Insurer has knowledge and which might invalidate or render unenforceable or unworkable in whole or in part any insurance relative to the Project.

No changes may be made to the sum insured or the risks covered under the policy unless the Borrower confirms in writing, with DOE in copy, to the Insurer that such change is in compliance with the LARA.

h.
Notices

Any notice or document to be served in relation to this policy may be delivered or sent by prepaid first class recorded delivery post (if within the United States) or by prepaid airmail (if elsewhere), to the party to be served at its registered office or at such other address as it may notify to the other parties in writing in accordance with this section.

Notices to DOE shall be sent to the address details notified by DOE to the insurers or the brokers through whom this policy was placed in writing in accordance with this section.

i.
No Obligation for Premium Payment

None of the Secured Parties shall be liable for the payment of any premium under this policy, but this shall not relieve the Borrower from its obligations to pay any premium due under this policy.

j.
Notice of Assignment

The Insurers acknowledge that they have notice that by a Security Agreement, by and among the Borrower, KV Project LLC and the Collateral Agent, and dated on or about the date of the LARA, the Insured has granted first ranking security interest to the Collateral Agent of all its rights under the insurances relating to the Project (including this policy), including all its rights, title and interest in and to the proceeds of such insurances, taken out by it or on its behalf or in which it has an interest to the extent of such interest.

Any restriction in the policy on, or requirement for the Insurers’ consent to, any assignment or transfer or other creation of security interest of all or part of the Insureds’ rights under

Exhibit C-21	Thacker Pass – OWCA No. 2

or in respect of the policy is hereby waived and shall not apply to the Insured’s granting of security interest at any time in respect of such rights to the Collateral Agent.

k.
Additional Insured

The Secured Parties and their respective directors, officers, employees and assigns are additional insureds under this policy.

(i)
Loss payee section type 1: To attach as an additional endorsement to each insurance policy in respect of Construction All Risks and Property Damage All Risks and Machinery Breakdown:

All amounts payable under this policy shall be paid to the Loss Proceeds Account (as defined in the LARA) of the Borrower (ABA number [***] and account number [***]), unless and until the Collateral Agent has notified the Insurers or the broker through whom this policy was placed to the contrary. Settlements of amounts payable as aforesaid shall, up to the amounts so paid, wholly discharge the Insurers towards all other insured parties.

(ii)
Loss payee section type 2: To attach as an additional endorsement to each insurance policy in respect of delay in start-up and business interruption:

The Insurers agree that unless and until the Collateral Agent notifies the Insurers or the broker through whom this policy was placed to the contrary, all amounts payable under this policy shall be paid in full to the Loss Proceeds Account (as defined in the LARA) of the Borrower (ABA number [***] and account number [***]). Settlements of amounts payable as aforesaid shall, up to the amounts so paid, wholly discharge the insurers towards all other insured parties.

Exhibit C-22	Thacker Pass – OWCA No. 2

EXHIBIT D

Amended Schedule 7.18 (Davis-Bacon Act Contract Provisions) to the LARA

[Attached.]

Exhibit D-1	Thacker Pass – OWCA No. 2

SCHEDULE 7.18

DAVIS-BACON ACT CONTRACT PROVISIONS

Section 1. Definitions. For purposes of this Schedule 7.18 the definitions set forth in Section 5.2 of title 29 of the Code of Federal Regulations (“CFR”) are incorporated by reference herein, except to the extent modified below. Capitalized terms used and not otherwise defined herein or in 29 CFR part 5 (as may be modified below), have the meanings assigned thereto in Annex I to the Loan Arrangement and Reimbursement Agreement dated as of October 28, 2024 (the “LARA”) between Lithium Nevada Corp. and the U.S. Department of Energy.

(a)
“Administrator” means the Administrator of the Wage and Hour Division, Employment Standards Administration, U.S. Department of Labor, or authorized representative.
(b)
“Construction, prosecution, completion, or repair” means the following:
(i)
These terms include all types of work done:
(A)
on a particular building or work at the site of the work, as defined in 29 CFR 5.2 by laborers and mechanics employed by a construction contractor or construction subcontractor; or
(B)
in the construction or development of a project under a development statute.
(ii)
These terms include, without limitation (except as specified in this definition):
(A)
altering, remodeling, installation (where appropriate) on the site of the work of items fabricated off-site;
(B)
painting and decorating;
(C)
manufacturing or furnishing of materials, articles, supplies or equipment on the site of the Project, but only if such work is done by laborers or mechanics:
I.
employed by a contractor or subcontractor, as defined in 29 CFR 5.2; or
II.
in the construction or development of a project under a development statute;

Exhibit D-2	Thacker Pass – OWCA No. 2

(D)
“Covered transportation,” defined as any of the following activities:
I.
transportation that takes place entirely within a location meeting the definition of “site of the work” in this Section 1, or
II.
transportation of one or more “significant portion(s)” of the building or work between a “secondary construction site” as defined in this Section 1 and a “primary construction site” as defined in 29 CFR 5.2;
III.
transportation between an “adjacent or virtually adjacent dedicated support site” as defined in this Section 1 and a “primary construction site” or “secondary construction site” as defined in this Section 1; and
IV.
“Onsite activities essential or incidental to offsite transportation,” defined as activities conducted by a truck driver or truck driver's assistant on the site of the work that are essential or incidental to the transportation of materials or supplies to or from the site of the work, such as loading, unloading, or waiting for materials to be loaded or unloaded, but only where the driver or driver's assistant's time spent on the site of the work is not de minimis; and
V.
any transportation or related activities, whether on or off the site of the work, by laborers and mechanics employed in the construction or development of a project under a development statute.
(E)
Demolition and/or removal, under any of the following circumstances:
I.
Where the demolition and/or removal activities themselves constitute construction, alteration, and/or repair of an existing building or work. Examples of such activities include the removal of asbestos, paint, components, systems, or parts from a facility that will not be demolished; as well as contracts for hazardous waste removal, land recycling, or reclamation that involve substantial earth moving, removal of contaminated soil, re-contouring surfaces, and/or habitat restoration.
II.
Where subsequent construction covered in whole or in part by the labor standards in 29 CFR part 5 is contemplated at the site of the demolition or removal, either as part of the same contract or as part of a future contract. In determining

Exhibit D-3	Thacker Pass – OWCA No. 2

whether covered construction is contemplated within the meaning of this provision, relevant factors include, but are not limited to, the existence of engineering or architectural plans or surveys of the site; the allocation of, or an application for, Federal funds; contract negotiations or bid solicitations; the stated intent of the relevant government officials; and the disposition of the site after demolition.
III.
Where otherwise required by statute.
(iii)
Except for transportation that constitutes “covered transportation” as defined in this Section 1, construction, prosecution, completion, or repair does not include the transportation of materials or supplies to or from the site of the work.
(c)
“Contracting officer” means (i) the individual, a duly appointed successor, or authorized representative who is designated and authorized to enter into contracts on behalf of the Federal agency, sponsor, owner, applicant, or other similar entity or (ii) any representative designated by DOE to the Borrower Entities from time to time for purposes of Davis-Bacon Act compliance.
(d)
“DBA Contract Party” means any contractor, subcontractor (including any lower tier subcontractor) or other entity (other than any Borrower Entity but including, if applicable, the Sponsor or any Affiliate) that is party to a DBA Covered Contract; it being understood that the foregoing exclusion of each Borrower Entity from the definition of DBA Contract Party in no way affects such Borrower Entity’s Davis-Bacon Act obligations as set forth in this Schedule 7.18.
(e)
“DBA Covered Contract” means any contract, agreement or other arrangement for the “construction, prosecution, completion or repair” (as such term is defined above) of the Project (including this Agreement) in connection with 29 CFR part 5.
(f)
“Laborer or mechanic” includes at least those workers whose duties are manual or physical in nature (including those workers who use tools or who are performing the work of a trade), as distinguished from mental or managerial. The term “laborer” or “mechanic” includes apprentices, trainees, and helpers, and, in the case of contracts subject to the Contract Work Hours and Safety Standards Act, watchpersons or guards. The term does not apply to workers whose duties are primarily administrative, executive, or clerical, rather than manual. Persons employed in a bona fide executive, administrative, or professional capacity as defined in 29 CFR part 541 are not deemed to be laborers or mechanics. Forepersons who devote more than 20 percent of their time during a workweek to mechanic or laborer duties, and who do not meet the criteria of part 541, are laborers and mechanics for the time so spent.

Exhibit D-4	Thacker Pass – OWCA No. 2

(g)
“Site of the work” is defined as follows:
(i)
“Site of work” includes all of the following:
(A)
The primary construction site(s), defined as the physical place or places where the building or work called for in the contract will remain.
(B)
Any secondary construction site(s), defined as any other site(s) where a significant portion of the building or work is constructed, provided that such construction is for specific use in that building or work and does not simply reflect the manufacture or construction of a product made available to the general public, and provided further that the site is either established specifically for the performance of the contract or project (including the Project), or is dedicated exclusively, or nearly so, to the performance of the contract or project (including the Project)for a specific period of time. A “significant portion” of a building or work means one or more entire portion(s) or module(s) of the building or work, such as a completed room or structure, with minimal construction work remaining other than the installation and/or final assembly of the portions or modules at the place where the building or work will remain. A “significant portion” does not include materials or prefabricated component parts such as prefabricated housing components. A “specific period of time” means a period of weeks, months, or more, and does not include circumstances where a site at which multiple projects are in progress is shifted exclusively or nearly so to a single project for a few hours or days in order to meet a deadline.
(C)
Any adjacent or virtually adjacent dedicated support sites, defined as:
I.
job headquarters, tool yards, batch plants, borrow pits, and similar facilities of a contractor or subcontractor that are dedicated exclusively, or nearly so, to performance of the contract or project (including the Project), and adjacent or virtually adjacent to either a primary construction site or a secondary construction site, and
II.
locations adjacent or virtually adjacent to a primary construction site at which workers perform activities associated with directing vehicular or pedestrian traffic around or away from the primary construction site.

Exhibit D-5	Thacker Pass – OWCA No. 2

(ii)
With the exception of locations that are on, or that themselves constitute, primary or secondary construction sites as defined in paragraphs (i)(A) and (B) of this definition, site of the work does not include:
(A)
permanent home offices, branch plant establishments, fabrication plants, tool yards, etc., of a contractor or subcontractor whose location and continuance in operation are determined wholly without regard to a particular Federal or federally assisted contract or project or the Project; or
(B)
fabrication plants, batch plants, borrow pits, job headquarters, tool yards, etc., of a material supplier, which are established by a material supplier, as defined in 29 C.F.R. part 5.2, for the project before opening of bids and not on the primary construction site or a secondary construction site, even where the operations for a period of time may be dedicated exclusively, or nearly so, to the performance of a contract or the Project.
(h)
“Wage determination” includes the original decision and any subsequent decisions revising, modifying, superseding, correcting, or otherwise changing the provisions of the original decision. The application of the wage determination shall be in accordance with the provisions of Sec. 1.6 of title 29 of the Code of Federal Regulations.

Section 2. DBA Contract Provisions. The Borrower Entities shall, and shall cause each DBA Contract Party, to comply with each of the following provisions:

(a)
Minimum wages.
(i)
Wage rates and fringe benefits. All laborers and mechanics employed or working on the site of the work (or otherwise working in construction or development of a project under a development statute), will be paid unconditionally and not less often than once a week, and without subsequent deduction or rebate on any account (except such payroll deductions as are permitted by regulations issued by the Secretary of Labor under the Copeland Act (29 CFR part 3)), the full amount of wages and bona fide fringe benefits (or cash equivalents thereof) due at time of payment computed at rates not less than those contained in the wage determination of the Secretary of Labor which is attached hereto and made a part hereof , regardless of any contractual relationship which may be alleged to exist between any Borrower Entity and such laborers and mechanics, or between any DBA Contract Party and such laborers and mechanics. As provided in paragraphs (d) and (e) of 29 CFR 5.5, the appropriate wage determinations are effective by operation of law even if they are not attached to the LARA or other applicable contract.

Exhibit D-6	Thacker Pass – OWCA No. 2

Contributions made or costs reasonably anticipated for bona fide fringe benefits under the Davis-Bacon Act (40 U.S.C. 3141(2)(B)) on behalf of laborers or mechanics are considered wages paid to such laborers or mechanics, subject to the provisions of subparagraph (a)(v) below; also, regular contributions made or costs incurred for more than a weekly period (but not less often than quarterly) under plans, funds, or programs which cover the particular weekly period, are deemed to be constructively made or incurred during such weekly period. Such laborers and mechanics must be paid the appropriate wage rate and fringe benefits on the wage determination for the classification of work actually performed, without regard to skill, except as provided in Section 2(d) below. Laborers or mechanics performing work in more than one classification may be compensated at the rate specified for each classification for the time actually worked therein; provided, that the employer’s payroll records accurately set forth the time spent in each classification in which work is performed. The wage determination (including any additional classification and wage rates conformed under subparagraph (a)(iii) below) as attached hereto as Appendix A and the Davis-Bacon poster (WH-1321) must be posted at all times by each Borrower Entity and each DBA Contract Party at the site of the work in a prominent and accessible place where it can be easily seen by the workers.

(ii)
Frequently recurring classifications.
(A)
In addition to wage and fringe benefit rates that have been determined to be prevailing under the procedures set forth in 29 CFR part 1, a wage determination may contain, pursuant to 29 CFR 1.3(f), wage and fringe benefit rates for classifications of laborers and mechanics for which conformance requests are regularly submitted pursuant to paragraph (a)(iii) below, provided that:
I.
the work performed by the classification is not performed by a classification in the wage determination for which a prevailing wage rate has been determined;
II.
the classification is used in the area by the construction industry; and
III.
the wage rate for the classification bears a reasonable relationship to the prevailing wage rates contained in the wage determination.
(B)
The Administrator will establish wage rates for such classifications in accordance with paragraph (a)(iii)(A)(III) below. Work performed in such a classification must be paid at no less than the wage and fringe benefit rate listed on the wage determination for such classification.

Exhibit D-7	Thacker Pass – OWCA No. 2

(iii)
Conformance
(A)
Any class of laborers or mechanics, including helpers, which is not listed in the wage determination and which is to be employed under any DBA Covered Contract or otherwise to perform work for the construction, prosecution, completion, or repair of the Project shall be classified in conformance with the wage determination. Conformance of an additional classification and wage rate and fringe benefits is appropriate only when the following criteria have been met:
I.
the work to be performed by the classification requested is not performed by a classification in the wage determination;
II.
the classification is utilized in the area by the construction industry; and
III.
the proposed wage rate, including any bona fide fringe benefits, bears a reasonable relationship to the wage rates contained in the wage determination.
(B)
The conformance process may not be used to split, subdivide, or otherwise avoid application of classifications listed in the wage determination.
(C)
If any Borrower Entity or any DBA Contract Party, as the case may be, and the respective laborers and mechanics to be employed in the classification (if known), or their representatives, and the contracting officer agree on the proposed classification and wage rate (including the amount designated for fringe benefits where appropriate), a report of the action taken will be sent by the contracting officer by email tro DBAconformance@dol.gov. The Administrator, or an authorized representative, will approve, modify, or disapprove every additional classification action within 30 days of receipt and so advise the contracting officer or will notify the contracting officer within the 30-day period that additional time is necessary.
(D)
In the event any Borrower Entity or any DBA Contract Party, as the case may be, or the laborers or mechanics to be employed in the classification or their representatives, and the contracting officer do not agree on the proposed classification and wage rate (including the amount designated for fringe benefits, where appropriate), the contracting officer will, by email to DBAconformance@dol.gov, refer the questions, including the views of all interested parties and the recommendation of the contracting officer, to the Administrator for determination. The Administrator, or an authorized

Exhibit D-8	Thacker Pass – OWCA No. 2

representative, will issue a determination within 30 days of receipt and so advise the contracting officer or will notify the contracting officer within the 30-day period that additional time is necessary.
(E)
The contracting officer must promptly notify the Borrower Entity or any DBA Contract Party of the action taken by the Wage and Hour Division under paragraphs (a)(iii)(C) and (D) above. The Borrower Entity or DBA Contract Party, as applicable, must furnish a written copy of such determination to each affected worker or it must be posted as a part of the wage determination. The wage rate (including fringe benefits where appropriate) determined pursuant to subparagraphs (a)(iii)(C) or (D) above must be paid to all workers performing work in the classification under any DBA Covered Contract from the first day on which work is performed in the classification.
(iv)
Fringe Benefits not expressed as an hourly rate. Whenever the minimum wage rate prescribed in any DBA Covered Contract for a class of laborers or mechanics includes a fringe benefit which is not expressed as an hourly rate, any Borrower Entity or any DBA Contract Party may either pay the benefit as stated in the wage determination or may pay another bona fide fringe benefit or an hourly cash equivalent thereof.
(v)
Unfunded Plans. If any Borrower Entity or any DBA Contract Party does not make payments to a trustee or other third person, such Borrower Entity or DBA Contract Party may consider as part of the wages of any laborer or mechanic the amount of any costs reasonably anticipated in providing bona fide fringe benefits under a plan or program; provided, that the Secretary of Labor has found, upon the written request of such Borrower Entity or DBA Contract Party, that the applicable standards of the Davis-Bacon Act have been met. The Secretary of Labor may require any Borrower Entity or any DBA Contract Party to set aside, in a separate account, assets for the meeting of obligations under the plan or program.
(vi)
Interest. In the event of a failure to pay all or part of the wages required to be paid by any Borrower Entity or any DBA Contract Party to any laborer or mechanic under any DBA Covered Contract, the Borrower Entity or DBA Contract Party will be required to pay interest on any such underpayment of wages.
(b)
Withholding.
(i)
Withholding requirements. DOE may upon its own action or upon written request of an authorized representative of the Department of Labor withhold or cause to be withheld from any Borrower Entity or a DBA Contract Party, as the case may be, so much of the accrued payments or advances under the contract or any DBA Covered Contract, as may be considered necessary to

Exhibit D-9	Thacker Pass – OWCA No. 2

satisfy the liabilities of the Borrower Entity or applicable DBA Contract Party for the full amount of wages and monetary relief, including interest, required by the clauses set forth in this Section 2 for violations of the LARA or applicable DBA Covered Contract, or to satisfy any such liabilities required by any other Federal contract, or federally assisted contract subject to Davis-Bacon labor standards, that is held by the same Borrower Entity. The necessary funds may be withheld from the Borrower Entity or DBA Contract Party under the LARA, any other Federal contract with the same Borrower Entity, or any other federally assisted contract that is subject to Davis-Bacon labor standards requirements and is held by the same Borrower Entity, regardless of whether the other contract was awarded or assisted by the same agency, and such funds may be used to satisfy the contractor liability for which the funds were withheld. In the event of failure to pay any laborer or mechanic, including any apprentice, trainee, or helper, employed or working on the site of the work (or otherwise working in construction or development of a project under a development statute) all or part of the wages required hereby or by any DBA Covered Contract, or upon any Borrower Entity’s or DBA Contract Party’s failure to submit the required records as discussed in paragraph (c)(iv) below, the DOE may on its own initiative and after written notice to the Borrower Entity or DBA Contract Party, sponsor, applicant, owner, or other entity, take such action as may be necessary to cause the suspension of any further Advance until such violations have ceased.
(ii)
Priority to withheld funds. The Department of Labor has priority to funds withheld or to be withheld in accordance with paragraph (b)(i) above or paragraph (c)(i) of Section 3 below, or both, over claims to those funds by:
(A)
a Borrower Entity’s or DBA Contract Party’s surety(ies), including without limitation performance bond sureties and payment bond sureties;
(B)
a contracting agency for its reprocurement costs;
(C)
a trustee(s) (either a court-appointed trustee or a U.S. trustee, or both) in bankruptcy of a Borrower Entity or a contractor, or a Borrower Entity’s or contractor’s bankruptcy estate;
(D)
a Borrower Entity’s or a DBA Contract Party’s assignee(s);
(E)
a Borrower Entity’s or a DBA Contract Party’s successor(s); or
(F)
a claim asserted under the Prompt Payment Act, 31 U.S.C. 3901-3907.

Exhibit D-10	Thacker Pass – OWCA No. 2

(c)
Records and Certified Payrolls.
(i)
Basic record requirements
(A)
Length of record retention. All regular payrolls and other basic records must be maintained by each Borrower Entity and each DBA Contract Party during the course of the work and preserved for all laborers and mechanics working at the site of the work (or otherwise working in construction or development of a project under a development statute) for a period of at least 3 years after all the work on the Project is completed.
(B)
Information required. Such records must contain the name; Social Security number; last known address, telephone number, and email address of each such worker; each worker’s correct classification(s) of work actually performed; hourly rates of wages paid (including rates of contributions or costs anticipated for bona fide fringe benefits or cash equivalents thereof of the types described in 40 U.S.C. 3141(2)(B) of the Davis-Bacon Act); daily and weekly number of hours actually worked in total on each covered contract, deductions made; and actual wages paid.
(C)
Additional records related to fringe benefits. Whenever the Secretary of Labor has found under paragraph (a)(v) of this Section 2 that the wages of any laborer or mechanic include the amount of any costs reasonably anticipated in providing benefits under a plan or program described in 40 U.S.C. 3142(2)(B) of the Davis-Bacon Act, each applicable Borrower Entity and each applicable DBA Contract Party must maintain records which show that the commitment to provide such benefits is enforceable, that the plan or program is financially responsible, and that the plan or program has been communicated in writing to the laborers or mechanics affected, and records which show the costs anticipated or the actual cost incurred in providing such benefits.
(D)
Additional records relating to apprenticeship. Each Borrower Entity and each DBA Contract Party with apprentices working under approved programs must maintain written evidence of the registration of apprenticeship programs, the registration of the apprentices, and the ratios and wage rates prescribed in the applicable programs.

Exhibit D-11	Thacker Pass – OWCA No. 2

(ii)
Certified payroll requirements
(A)
Frequency and method of submission. The Borrower Entities and each DBA Contract Party must submit weekly, for each week in which any DBA--or Related Acts—covered work is performed, or otherwise any DBA Covered Contract work is performed, a copy of all certified payrolls to the Borrower. The highest tier DBA Contract Party is responsible for the submission of copies of certified payrolls by all subcontractors and lower tier subcontractors. Unless otherwise directed by DOE, the Borrower shall submit weekly for each week in which any DBA Covered Contract work is performed a copy of all of its certified payrolls, as well as all certified payrolls of each other Borrower Entity and each DBA Contract Party, to the DOE contracting officer.
(B)
Information required. The certified payrolls submitted must set out accurately and completely all of the information required to be maintained under subparagraph (c)(i)(B) above, except that full Social Security numbers and last known addresses, telephone numbers, and email addresses must not be included on weekly transmittals. Instead, the certified payrolls need only include an individually identifying number for each worker (e.g., the last four digits of the worker’s Social Security number). The required weekly certified payroll information shall be submitted using Optional Form WH-347 or in any other format desired. Optional Form WH-347 is available for this purpose from the Wage and Hour Division website at https://www.dol.gov/sites/dolgov/files/WHD/legacy/files/wh347/.pdf or its successor website. It is not a violation of this Section 2 for any Borrower Entity to require another Borrower Entity or a DBA Contract Party to provide full Social Security numbers and last known addresses, telephone numbers, and email addresses to the Borrower Entity for its own records, without weekly submission by the DBA Contract Party to the sponsoring government agency (or the Borrower Entity, sponsor, owner, or other entity, as the case may be, that maintains such records).
(C)
Statement of Compliance. Each certified payroll submitted must be accompanied by a “Statement of Compliance,” signed by the Borrower Entity or DBA Contract Party or the Borrower Entity’s or DBA Contract Party’s agent who pays or supervises the payment of the persons working on the contract and must certify the following:
I.
that the certified payroll for the payroll period contains the information required to be provided under paragraph (c)(i) above, the appropriate information and basic records are

Exhibit D-12	Thacker Pass – OWCA No. 2

being maintained under paragraph (c)(i) above, and such information and records are correct and complete;
II.
that each laborer or mechanic (including each helper and apprentice) working on the construction, prosecution, completion, or repair of the Project during the payroll period has been paid the full weekly wages earned, without rebate, either directly or indirectly, and that no deductions have been made either directly or indirectly from the full wages earned, other than permissible deductions as set forth in 29 CFR part 3; and
III.
that each laborer or mechanic has been paid not less than the applicable wage rates and fringe benefits or cash equivalents for the classification(s) of work actually performed, as specified in the applicable wage determination incorporated into this Schedule 7.18 (Davis-Bacon Act Contract Provisions).
(D)
Use of Optional Form WH-347. The weekly submission of a properly executed certification set forth on the reverse side of Optional Form WH-347 will satisfy the requirement for submission of the “Statement of Compliance” required by paragraph (c)(ii)(C) above.
(E)
Signature. The signature by any Borrower Entity, contractor, subcontractor, or the Borrower Entity’s, contractor’s or subcontractor’s agency must be an original handwritten signature or a legally valid electronic signature.
(F)
Falsification. The falsification of any of the above certifications may subject the Borrower Entities or any DBA Contract Party to civil or criminal prosecution under 18 U.S.C. 1001 and 31 U.S.C. 3729.
(G)
Length of certified payroll retention. The Borrower Entities and the DBA Contract Parties must preserve all certified payrolls during the course of the work and for a period of 3 years after all the work on the Project is completed.
(iii)
Contracts, subcontracts, and related documents. The Borrower Entities and DBA Contract Parties must maintain, as applicable, the LARA, each DBA Covered Contract, subcontract and related documents including, without limitation, bids, proposals, amendments, modifications, and extensions. The applicable Borrower Entity or DBA Contract Party must preserve, as applicable, the LARA, the applicable DBA Covered Contract,

Exhibit D-13	Thacker Pass – OWCA No. 2

subcontracts, and related documents during the course of the work and for a period of 3 years after all the work on the Project is completed.
(iv)
Required disclosures and access.
(A)
Required record disclosures and access to workers. Each Borrower Entity and each DBA Contract Party must make the records required under subparagraph (c)(i) through (iii) above, and any other documents that DOE or the Department of Labor deems necessary to determine compliance with the labor standards provisions of any of the applicable statutes referenced by 29 CFR 5.1, available for inspection, copying, or transcription by authorized representatives of DOE or the Department of Labor, and must permit such representatives to interview employees during working hours on the job.
(B)
Sanctions for non-compliance with records and worker access requirements. If any Borrower Entity or any DBA Contract Party fails to submit the required records or to make them available, or refuses to permit worker interviews during working hours on the job, DOE may, after written notice to such Borrower Entity or DBA Contract Party or the sponsor, owner, or other entity, as the case may be, that maintains such records or that employs such workers, take such action as may be necessary to cause the suspension of any further payment, advance, or guarantee of funds. Furthermore, failure to submit the required records upon request or to make such records available may be grounds for debarment action pursuant to 29 CFR 5.12. In addition, any contractor or other person that fails to submit the required records or make those records available to Wage and Hour Division (“WHD”) within the time WHD requests that the records be produced will be precluded from introducing as evidence in an administrative proceeding under 29 CFR part 6 any of the required records that were not provided or made available to WHD. WHD will take into consideration a reasonable request from the contractor or person for an extension of the time for submission of records. WHD will determine the reasonableness of the request and may consider, among other things, the location of the records and the volume of production.
(C)
Required information disclosures. Borrower Entities and DBA Contract Parties must maintain the full Social Security number and last known address telephone number, and email address of each covered worker, and must provide them upon request to the DOE if the agency is a party to the contract, or to the Wage and Hour Division of the Department of Labor. If the Federal agency is not such a party to the contract, the Borrower Entity, DBA Contract Party, or both, must, upon request, provide the full Social Security

Exhibit D-14	Thacker Pass – OWCA No. 2

number and last known address, telephone number, and email address of each covered worker to the sponsor, owner, or other entity, as the case may be, that maintains such records, for transmission to DOE, the Borrower Entity or DBA Contract Party, or the Wage and Hour Division of the Department of Labor for purposes of an investigation or other compliance action.
(d)
Apprentices and equal employment opportunity.
(i)
Apprentices.
(A)
Rate of pay. Apprentices will be permitted to work at less than the predetermined rate for the work they performed when they are employed pursuant to and individually registered in a bona fide apprenticeship program registered with the U.S. Department of Labor, Employment and Training Administration, Office of Apprenticeship (“OA”), or with a State Apprenticeship Agency recognized by the OA. A person who is not individually registered in the program, but who has been certified by the OA or a State Apprenticeship Agency (where appropriate) to be eligible for probationary employment as an apprentice, will be permitted to work at less than the predetermined rate for the work they perform in the first 90 days of probationary employment as an apprentice in such a program. In the event the OA or a State Apprenticeship Agency recognized by the OA withdraws approval of an apprenticeship program, the applicable Borrower Entity or DBA Contract Party will no longer be permitted to use apprentices at less than the applicable predetermined rate for the work performed until an acceptable program is approved.
(B)
Fringe benefits. Apprentices must be paid fringe benefits in accordance with the provisions of the apprenticeship program. If the apprenticeship program does not specify fringe benefits, apprentices must be paid the full amount of fringe benefits listed on the wage determination for the applicable classification. If the Administrator determines that a different practice prevails for the applicable apprentice classification, fringe benefits must be paid in accordance with that determination.
(C)
Apprenticeship ratio. The allowable ratio of apprentices to journeymen on the job site in any craft classification must not be greater than the ratio permitted to the applicable Borrower Entity or DBA Contract Party as to the entire work force under the registered program or the ratio applicable to the locality of the Project pursuant to paragraph (d)(i)(D) below. Any worker listed on a payroll at an apprentice wage rate who is not registered or otherwise employed as stated in paragraph (d)(i)(A) above must be paid not less than the

Exhibit D-15	Thacker Pass – OWCA No. 2

applicable wage rate on the wage determination for the classification of work actually performed. In addition, any apprentice performing work on the job site in excess of the ratio permitted under the registered program shall be paid not less than the applicable wage rate on the wage determination for the work actually performed.
(D)
Reciprocity of ratios and wage rates. Where any Borrower Entity or DBA Contract Party is performing construction on the Project in a locality other than that in which its program is registered, the ratios and wage rates (expressed in percentages of the journeyman’s hourly rate) specified in such Borrower Entity’s or DBA Contract Party’s registered program shall be observed. If there is no applicable ratio or wage rate for the locality of the Project, the ratio and wage rate specified in the Borrower Entity or DBA Contract Party’s registered program must be observed.
(ii)
Equal employment opportunity. The use of apprentices and journeyworkers under 29 CFR part 5 must be in conformity with the equal employment opportunity requirements of Executive Order 11246, as amended, and 29 CFR part 30.
(e)
Compliance with Copeland Act requirements. Each Borrower Entity and each DBA Contract Party shall comply with the requirements of 29 CFR part 3, which are incorporated by reference into the LARA and each other DBA Covered Contract.
(f)
Subcontracts. Each Borrower Entity and each DBA Contract Party must insert in any DBA Covered Contract the clauses contained in paragraphs (a) through (k) of this Section 2, along with the applicable wage determination(s) and such other clauses or contract modifications as DOE may by appropriate instructions require, and a clause requiring each higher tier DBA Contract Party to include these clauses and wage determination(s) in any lower tier DBA Covered Contract. The Borrower is responsible for the compliance by any other Borrower Entity and any DBA Contract Party or lower tier DBA Contract Party with all the contract clauses in this Section 2. In the event of any violations of these clauses, the Borrower Entity(ies) or DBA Contract Party(ies) responsible will be liable for any unpaid wages and monetary relief, including interest from the date of the underpayment or loss, due to any workers of lower-tier subcontractors (or in the case of a Borrower Entity, of all DBA Contract Parties), and may be subject to debarment, as appropriate.

Exhibit D-16	Thacker Pass – OWCA No. 2

(g)
Contract termination: debarment. A breach of the contract clauses in 29 CFR 5.5, as they may be modified or supplemented hereby, may be grounds for termination (by DOE) of any DBA Covered Contract, and for debarment as a contractor / subcontractor as provided in 29 CFR 5.12.
(h)
Compliance with Davis-Bacon and Related Act requirements. All rulings and interpretations of the Davis-Bacon and Related Acts contained in 29 CFR parts 1, 3, and 5 (other than Section 5.5(b) of 29 CFR part 5) are herein incorporated by reference in the LARA and each DBA Covered Contract.
(i)
Disputes concerning labor standards. Disputes arising out of the labor standards provisions of the LARA or any DBA Covered Contract shall not be subject to the general disputes clause of such contract. Such disputes shall be resolved in accordance with the procedures of the Department of Labor set forth in 29 CFR parts 5, 6, and 7. Disputes within the meaning of this clause include disputes between any Borrower Entity or any DBA Contract Party (or any of its subcontractors) and DOE, the U.S. Department of Labor, or the applicable employees or their representatives.
(j)
Certification of eligibility.
(i)
By entering into the LARA or, in the case of each DBA Contract Party, any other DBA Covered Contract, each Borrower Entity and the DBA Contract Party certifies that neither it nor any person or firm who has an interest in a Borrower Entity or such DBA Contract Party is a person or firm ineligible to be awarded Government contracts by virtue of 40 U.S.C. 3144(b) or 29 CFR 5.12(a).
(ii)
No part of the LARA or any other DBA Covered Contract shall be subcontracted to any person or firm ineligible for award of a Government contract by virtue 40 U.S.C. 3144(b) or 29 CFR 5.12(a).
(iii)
The penalty for making false statements is prescribed in the U.S. Code, Title 18 Crimes and Criminal Procedure, 18 U.S.C. 1001.
(k)
Anti-retaliation. It is unlawful for any person to discharge, demote, intimidate, threaten, restrain, coerce, blacklist, harass, or in any other manner discriminate against, or to cause any person to discharge, demote, intimidate, threaten, restrain, coerce, blacklist, harass, or in any other manner discriminate against, any worker or job applicant for:
(i)
notifying any Borrower Entity or DBA Contract Party of any conduct which the worker reasonably believes constitutes a violation of the DBA, Related Acts, or 29 CFR part 1, 3 or 5;
(ii)
filing any complaint, initiating or causing to be initiated any proceeding, or otherwise asserting or seeking to assert on behalf of themselves or others any right or protection under the DBA, Related Acts, or 29 CFR part 1, 3 or 5;

Exhibit D-17	Thacker Pass – OWCA No. 2

(iii)
cooperating in any investigation or other compliance action, or testifying in any proceeding under the DBA, Related Acts, or 29 CFR part 1, 3 or 5; or
(iv)
informing any other person about their rights under the DBA, Related Acts, or 29 CFR part 1, 3 or 5.

Section 3. Contract Work Hours and Safety Standards Act. The Borrower Entities shall and shall cause each DBA Contract Party that is party to a DBA Covered Contract to comply with the following provisions. As used in this Section 3, the terms laborers and mechanics include watchmen and guards.

(a)
Overtime requirements. None of the Borrower Entities or DBA Contract Parties may require or permit any laborer or mechanic in any workweek in which he or she is employed on such work to work in excess of forty hours in such workweek unless such laborer or mechanic receives compensation at a rate not less than one and one-half times the basic rate of pay for all hours worked in excess of forty hours in such workweek.
(b)
Violation; liability for unpaid wages; liquidated damages. In the event of any violation of the clause set forth in paragraph (a) above the Borrower Entities and each DBA Contract Party responsible therefor shall be liable for the unpaid wages. In addition, the Borrower Entities and such DBA Contract Party shall be liable to the United States for liquidated damages. Such liquidated damages shall be computed with respect to each individual laborer or mechanic, including watchmen and guards, employed in violation of the clause set forth in paragraph (a) above, in the sum of $31 for each calendar day on which such individual was required or permitted to work in excess of the standard workweek of forty hours without payment of the overtime wages required by the clause set forth in paragraph (a) above.
(c)
Withholding for unpaid wages and liquidated damages.
(i)
Withholding requirements. DOE may upon its own action or upon written request of an authorized representative of the Department of Labor withhold or cause to be withheld from any Borrower Entity or a DBA Contract Party, as the case may be, so much of the accrued payments or advances under the LARA or any DBA Covered Contract as may be considered necessary to satisfy the liabilities of the Borrower Entity or applicable DBA Contract Party for any unpaid wages, monetary relief, including interest, and liquidated damages required, required by the clauses set forth in this Section 3, any other Federal contract with the same Borrower Entity, or any other federally assisted contract subject to the Contract Work Hours and Safety Standards Act that is held by the same Borrower Entity, regardless of whether the other contract was awarded or assisted by the same agency, and such funds may be use to satisfy the Borrower Entity or DBA Contract Party.

Exhibit D-18	Thacker Pass – OWCA No. 2

(ii)
Priority to withheld funds. The Department of Labor has priority to funds withheld or to be withheld in accordance with paragraphs (b)(i) of Section 2 or (c)(i) of this Section 3, or both, over claims to those funds by:
(A)
a Borrower Entity’s or contractor’s surety(ies), including without limitation performance bond sureties and payment bond sureties;
(B)
a contracting agency for its reprocurement costs;
(C)
a trustee(s) (either a court-appointed trustee or a U.S. trustee, or both) in bankruptcy of a Borrower Entity or a contractor, or a Borrower Entity’s or contractor’s bankruptcy estate;
(D)
a Borrower Entity’s or contractor’s assignee(s);
(E)
a Borrower Entity’s or contractor’s successor(s); or
(F)
a claim asserted under the Prompt Payment Act, 31 U.S.C. 3901-3907.
(d)
Subcontracts. The Borrower Entities and the DBA Contract Parties must insert in any DBA Covered Contracts the clauses set forth in paragraph (a) through (e) of this Section 3 and also a clause requiring the subcontractors to include these clauses in any lower tier subcontracts. The prime contractor shall be responsible for compliance by any subcontractor or lower tier subcontractor with the clauses set forth in paragraphs (a) through (d) of this Section 3. The Borrower is responsible for the compliance by any other Borrower Entity and any DBA Contract Party or lower tier DBA Contract Party with all the contract clauses in this Section 3. In the event of any violations of these clauses, the Borrower Entity(ies) and or any DBA Contract Party(ies) responsible will be liable for any unpaid wages and monetary relief, including interest from the date of the underpayment or loss, due to any workers of lower-tier subcontractors, and associated liquidated damages and may be subject to debarment, as appropriate.
(e)
Anti-retaliation. It is unlawful for any person to discharge, demote, intimidate, threaten, restrain, coerce, blacklist, harass, or in any other manner discriminate against, or to cause any person to discharge, demote, intimidate, threaten, restrain, coerce, blacklist, harass, or in any other manner discriminate against, any worker or job applicant for:
(i)
notifying any contractor of any conduct which the worker reasonably believes constitutes a violation of the Contract Works Hours and Safety Standards Act (“CWHSSA”) or its implementing regulations in 29 CFR part 5;
(ii)
filing any complaint, initiating or causing to be initiated any proceeding, or otherwise asserting or seeking to assert on behalf of themselves or others any right or protection under the CWHSSA or 29 CFR part 5;

Exhibit D-19	Thacker Pass – OWCA No. 2

(iii)
cooperating in any investigation or other compliance action, or testifying in any proceeding under the CWHSSA or 29 CFR part 5; or
(iv)
informing any other person about their rights under the CWHSSA, or 29 CFR part 5.

Exhibit D-20	Thacker Pass – OWCA No. 2

Appendix A

WAGE DETERMINATIONS

[To be attached]

Exhibit D-21	Thacker Pass – OWCA No. 2

EXHIBIT E

Amended Schedule 7.34 (Commercial Leases) to the LARA

[***]

Exhibit E-1	Thacker Pass – OWCA No. 2

EXHIBIT F

Amended Exhibit A-2 (Form of Borrower Advance Date Certificate) to the LARA

[***]

Exhibit F-1	Thacker Pass – OWCA No. 2

EXHIBIT G

Amended Exhibit F (Form of Construction Budget) to the LARA

[***]

Exhibit G-1	Thacker Pass – OWCA No. 2

EXHIBIT H

Exhibit Y (Form of CLTA 101.4 Endorsement) to the LARA

[***]

Exhibit H-1	Thacker Pass – OWCA No. 2

EXHIBIT I

Exhibit Z (Form of Record Matter Endorsement) to the LARA

[***]

Exhibit I-1	Thacker Pass – OWCA No. 2

Conformed through:

Omnibus Amendment and Termination Agreement (dated as of December 17, 2024); and

Omnibus Waiver, Consent and Amendment No. 2 (dated as of October 7, 2025)

EXHIBIT J

Amended Affiliate Support Agreement

[Attached.]

Exhibit J-1	Thacker Pass – OWCA No. 2

Conformed through:

Omnibus Amendment and Termination Agreement (dated as of December 17, 2024); and

Omnibus Waiver, Consent and Amendment No. 2 (dated as of October 7, 2025)

AFFILIATE SUPPORT, SHARE RETENTION AND SUBORDINATION AGREEMENT

October 28, 2024

among

LITHIUM AMERICAS CORP.,

1339480 B.C. LTD.,

LAC US CORP.,

LITHIUM NEVADA VENTURES LLC,

LITHIUM NEVADA PROJECTS LLC,

LITHIUM NEVADA LLC,

UNITED STATES DEPARTMENT OF ENERGY

and

CITIBANK, N.A.,

as Collateral Agent

TABLE OF CONTENTS

Page

Article I	Definitions	2

Article II	EQUITY FUNDING	8

Section 2.01	Base Equity Contributions	8
Section 2.02	Funded Completion Support Contributions	8
Section 2.03	Incremental Equity Contributions	9
Section ~~2.03~~2.04	Method of Contribution.	9
Section ~~2.04~~2.05	Equity Support L/Cs	11
Section ~~2.05~~2.06	Release of Equity Funding Commitments	~~9~~11
Section ~~2.06~~2.07	No Limitation	12

Article III	Affiliate Guarantees	~~10~~12

Section 3.01	Affiliate Guarantees	~~10~~12
Section 3.02	Nature of Guaranty	~~10~~12
Section 3.03	Unconditional Obligations	~~10~~13
Section 3.04	Subrogation	~~12~~15
Section 3.05	Waiver; Demand of Payment	16
Section 3.06	Waiver of Defenses	~~13~~16
Section 3.07	Contribution	~~14~~17
Section 3.08	Taxes; Applicable Law	18
Section 3.09	Release	~~15~~19
Section 3.10	No Set-off	~~16~~19

Article IV	Retention of Equity Interests	~~16~~20

Section 4.01	Prohibition on Transfers of Equity Interests	~~16~~20
Section 4.02	Effect of Prohibited Transfers	~~17~~21
Section 4.03	Issuance of Equity Interests	~~18~~22
Section 4.04	Notification of Transfer Restrictions	~~18~~22

Article V	Restricted Payments	~~18~~23

Section 5.01	Restricted Payments	~~18~~23

Article VI	Representations and Warranties	~~19~~23

Section 6.01	Organization	~~19~~23
Section 6.02	Authorization; No Conflict	~~20~~25
Section 6.03	Capitalization	~~21~~25
Section 6.04	Solvency	~~21~~26

i	Thacker Pass – Affiliate Support Share Retention and Subordination Agreement

Section 6.05	Transaction Documents	~~22~~27
Section 6.06	Required Approvals	~~22~~27
Section 6.07	Litigation	~~22~~27
Section 6.08	Tax	~~23~~27
Section 6.09	Financial Statements	~~23~~28
Section 6.10	Affiliate Transactions	~~24~~28
Section 6.11	Intellectual Property	~~24~~29
Section 6.12	Certain Events	~~26~~31
Section 6.13	No Amendments to Transaction Documents	~~26~~31
Section 6.14	No Material Adverse Effect	~~26~~31
Section 6.15	Compliance with Applicable Laws; Program Requirements	~~26~~32
Section 6.16	[Reserved]	~~26~~32
Section 6.17	[Reserved]	~~26~~32
Section 6.18	Sanctions and Anti-Money Laundering	~~26~~32
Section 6.19	ERISA	~~27~~32
Section 6.20	Lobbying Restriction	~~28~~34
Section 6.21	Federal Funding	~~28~~34
Section 6.22	No Federal Debt Delinquency or Indebtedness	~~28~~34
Section 6.23	Sufficient Funds	~~29~~34
Section 6.24	No Immunity	~~29~~34
Section 6.25	No Fraudulent Intent	~~29~~34
Section 6.26	Disclosure	~~29~~35
Section 6.27	Regulation	~~29~~35
Section 6.28	Fees and Enforcement	~~29~~35
Section 6.29	Anti-Corruption Laws	~~29~~35
Section 6.30	Corporate Matters	~~30~~36
Section 6.31	[Reserved]	~~30~~36
Section 6.32	Minimum Liquidity Requirement	~~30~~36

Article VII	Affirmative Covenants	~~30~~36

Section 7.01	Financial Covenants	~~30~~36
Section 7.02	Financial Statements	~~31~~37
Section 7.03	Notices	~~33~~39
Section 7.04	Other Information	~~33~~40
Section 7.05	Existence; Conduct of Business	~~34~~40
Section 7.06	Books, Records and Inspections; Accounting and Auditing Matters	~~34~~41
Section 7.07	Compliance with Applicable Laws	~~36~~43
Section 7.08	Compliance with Debarment Regulations	~~37~~44
Section 7.09	Tax, Duties, Expenses and Liabilities	~~37~~44
Section 7.10	Public Statements	~~38~~46
Section 7.11	Compliance with Program Requirements	~~38~~46
Section 7.12	Lobbying Requirements	~~38~~46
Section 7.13	Cargo Preference Act	~~39~~46
Section 7.14	ERISA	~~39~~46
Section 7.15	Direct Parent’s Activities	~~39~~47

ii	Thacker Pass – Affiliate Support Share Retention and Subordination Agreement

Section 7.16	Proper Legal Form	~~39~~47
Section 7.17	Performance of Obligations	~~40~~47
Section 7.18	Know Your Customer Information	~~40~~48
Section 7.19	Bankruptcy Remoteness	~~40~~48
Section 7.20	Prohibited Persons	~~40~~48
Section 7.21	International Compliance Directives	~~41~~49
Section 7.22	Audit Reports	~~41~~49
Section 7.23	Adverse Proceedings; Defense of Claims	~~41~~49
Section 7.24	Further Assurances	~~41~~50
Section 7.25	Intellectual Property	~~42~~50
Section 7.26	PUHCA	~~44~~52
Section 7.27	[Reserved]	~~44~~53

Article VIII	Negative Covenants	~~44~~53

Section 8.01	Merger; Disposition; Transfer or Abandonment	~~44~~53
Section 8.02	Liens	~~45~~53
Section 8.03	Restrictions on Indebtedness and Certain Capital Transactions	~~45~~54
Section 8.04	Permitted Subordinated Loan	~~47~~56
Section 8.05	Organizational Documents; Fiscal Year; Legal Form; Capital Structure; Manager	~~47~~56
Section 8.06	Acquisitions	~~48~~57
Section 8.07	[Reserved]	~~48~~57
Section 8.08	[Reserved]	~~48~~57
Section 8.09	OFAC	~~48~~57
Section 8.10	Debarment Regulations	~~48~~58
Section 8.11	Prohibited Person	~~49~~58
Section 8.12	ERISA	~~49~~58
Section 8.13	Intellectual Property	~~49~~58
Section 8.14	No Other Federal Funding	~~50~~59
Section 8.15	[Reserved]	~~50~~59

Article IX	Subordination	~~50~~60

Section 9.01	Subordination	~~50~~60
Section 9.02	Permitted Subordinated Loan	~~51~~60
Section 9.03	Interest and Fees	~~51~~60
Section 9.04	Payments	~~51~~60
Section 9.05	Deferral	~~51~~61
Section 9.06	No Acceleration	~~51~~61
Section 9.07	No Commencement of Any Proceeding	~~51~~61
Section 9.08	No Set-Off	~~52~~61
Section 9.09	Subordination in Bankruptcy	~~52~~61
Section 9.10	Rights of Subrogation	~~52~~62
Section 9.11	Lien Subordination	~~52~~62
Section 9.12	No Other Assignment	~~53~~62

iii	Thacker Pass – Affiliate Support Share Retention and Subordination Agreement

Section 9.13	Governing Law	~~53~~62
Section 9.14	No Amendment to Subordinated Debt	~~53~~62
Section 9.15	Amounts Held in Trust	~~53~~63
Section 9.16	Assignment and Grant of Security Interest by the Sponsor Entities	~~53~~63
Section 9.17	Canadian PPSA Matters	~~55~~64

Article X	Miscellaneous	~~55~~65

Section 10.01	Waiver and Amendment	~~55~~65
Section 10.02	Right of Set-Off	~~56~~66
Section 10.03	Survival of Representations and Warranties	~~56~~66
Section 10.04	Notices	~~56~~66
Section 10.05	Severability	~~57~~67
Section 10.06	Judgment Currency	~~57~~67
Section 10.07	Indemnification	~~57~~67
Section 10.08	Limitation on Liability	~~59~~70
Section 10.09	Successors and Assigns	~~60~~71
Section 10.10	Further Assurances and Corrective Instruments	~~61~~72
Section 10.11	Reinstatement	~~61~~72
Section 10.12	Governing Law; Waiver of Jury Trial	~~61~~72
Section 10.13	Submission to Jurisdiction; Etc	~~62~~73
Section 10.14	Entire Agreement	~~63~~74
Section 10.15	Benefits of Agreement	~~63~~74
Section 10.16	Headings	~~63~~74
Section 10.17	Counterparts; Electronic Signatures	~~63~~75
Section 10.18	No Partnership; Etc	~~64~~75
Section 10.19	Independence of Covenants	~~64~~76
Section 10.20	Marshaling	~~64~~76
Section 10.21	Concerning the Collateral Agent	~~64~~76

SIGNATORIES		~~66~~77

iv	Thacker Pass – Affiliate Support Share Retention and Subordination Agreement

EXHIBIT AND SCHEDULES

Exhibit A	Form of Compliance Certificate

Exhibit B	Form of Letter of Credit

Schedule A	Notices

Schedule B	Capitalization Table

Schedule C	Location of Books and Records

v	Thacker Pass – Affiliate Support Share Retention and Subordination Agreement

AFFILIATE SUPPORT, SHARE RETENTION AND SUBORDINATION AGREEMENT, dated October 28, 2024 (this “Agreement”), by and among LITHIUM AMERICAS CORP., a corporation organized and existing under the laws of the Province of British Columbia, Canada (the “Sponsor”), 1339480 B.C. LTD., a corporation organized and existing under the laws of the Province of British Columbia, Canada (“B.C. Corp.”), LAC US CORP., a corporation organized and existing under the laws of the State of Nevada (the “LAC JV Member”), LITHIUM NEVADA VENTURES LLC, a limited liability company organized and existing under the laws of the State of Delaware (the “LAC-GM Joint Venture”), LITHIUM NEVADA PROJECTS LLC, a limited liability company organized and existing under the laws of the State of Nevada (the “Direct Parent”, and together with the Sponsor, B.C. Corp., the LAC JV Member and the LAC-GM Joint Venture, the “Sponsor Entities”, and each a “Sponsor Entity” and a “Borrower Affiliate”), LITHIUM NEVADA LLC (formerly known as Lithium Nevada Corp.), a limited liability company organized and existing under the laws of the State of Nevada (the “Borrower” and, collectively with the Sponsor Entities and the Borrower, the “Borrower Entities”), CITIBANK, N.A., a national banking association organized and existing under the laws of the United States of America, as collateral agent for the Secured Parties (the “Collateral Agent”), and the UNITED STATES DEPARTMENT OF ENERGY, an agency of the United States of America (“DOE”).

RECITALS

A.
DOE has been authorized to arrange for FFB to make loans to manufacturers of advanced technology vehicles and components pursuant to the ATVM Program, as set forth in the ATVM Statute.
B.
The Borrower has undertaken the ownership, permitting, development, design, engineering, procurement, construction, construction management, startup and commissioning, testing, installation, repair, management, maintenance and operation of (a) a lithium mine located on public lands administered by the U.S. Bureau of Land Management in Humboldt County, Nevada known as “Thacker Pass” (the “Mine”); (b) a co-located facility for processing of lithium with a nameplate design capacity of 40,000 tonnes per annum of battery-grade lithium carbonate (the “Processing Facility”); and (c) other associated infrastructure (including a transloading terminal to be located in Winnemucca, Nevada, which will receive by rail and transload to trucks certain raw materials for the Project, power transmission lines, other utility facilities, and easements and rights-of way related to the foregoing) (the “Related Infrastructure” and, together with the Mine and the Processing Facility, the “Project”).
C.
As of the Second Amendment Effective Date, (i) the Sponsor directly owns one hundred percent (100%) of the Equity Interests of B.C. Corp., (ii) B.C. Corp. directly owns one hundred percent (100%) of the Equity Interests of the LAC JV Member, (iii) the LAC JV Member directly owns sixty-two percent (62%) of the Equity Interests of the LAC-GM Joint Venture, (iv) the LAC-GM Joint Venture directly owns one hundred percent (100%) of the Equity Interests of the Direct Parent and (v) the Direct Parent directly owns one hundred percent (100%) of the Equity Interests of the Borrower.
D.
To finance the construction of the Processing Facility, on or about the date hereof, the Borrower and DOE entered into the Loan Arrangement and Reimbursement Agreement (as

1	Thacker Pass – Affiliate Support Share Retention and Subordination Agreement

amended, amended and restated, supplemented or otherwise modified from time to time, the “LARA”) pursuant to which DOE agreed to arrange for FFB to purchase a certain Note from the Borrower and to make Advances from time to time thereunder, in each case, upon the terms and subject to the conditions of and the LARA and other Financing Documents.
E.
In consideration for DOE entering into the LARA: (a) each Borrower Entity has agreed to comply with the obligations and covenants set forth herein; and (b) the Sponsor has agreed to: (i) make each Equity Contribution as and when required pursuant to the terms hereof; and (ii) unconditionally and irrevocably guarantee certain obligations of the Borrower Entities related to completion of the Project and the payment of Secured Obligations.
F.
The undertaking of this Agreement by the Borrower Entities will provide substantial benefit, directly or indirectly, to the Sponsor, and the other Borrower Entities, and it is necessary or convenient to the conduct, promotion, or attainment of the business of the Sponsor and the other Borrower Entities.
G.
It is a condition precedent to the execution of the LARA and making of each Advance from time to time that the Borrower Entities shall have executed and delivered this Agreement and that it otherwise remains in full force and effect.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Unless otherwise defined herein, capitalized terms used in this Agreement shall have the meanings ascribed to such terms in Annex I (Definitions) to the LARA. The rules of construction set forth in Section 1.02 (Other Rules of Construction) of the LARA shall apply mutatis mutandis to this Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Additional Equity Contributions” means any Cash Contribution funded by or on behalf of the Sponsor to the Borrower, at the Sponsor’s discretion, other than any Base Equity Contribution ~~or~~, any Funded Completion Support ~~Commitment~~Contribution or any Incremental Equity Contribution.

“Affiliate Guarantee” means, collectively:

(a)
the Sponsor Debt Guarantee; and
(b)
the Project Completion Guarantee.

“Affiliate Payment” has the meaning given to such term in Section 3.07(a) (Contribution).

“Agreement” has the meaning given to such term in the preamble hereto.

2	Thacker Pass – Affiliate Support Share Retention and Subordination Agreement

“Allocable Amount” has the meaning given to such term in Section 3.07(b) (Contribution).

“Base Equity Account” has the meaning given to such term in the Accounts Agreement.

“Base Equity Commitment” means ~~one billion one hundred ninety-five million~~ nine hundred ~~twenty-five thousand eight hundred and ninety-nine~~ and sixty million Dollars ($~~1,195,925,899~~ 960,000,000).

“Base Equity Contributions” has the meaning given to such term in Section 2.01(a) (Base Equity Contributions).

“Borrower” has the meaning given to such term in the preamble.

“Borrower Affiliates” has the meaning given to such term in the preamble.

“Borrower Entities” has the meaning given to such term in the preamble.

“Canadian PPSA” means the Personal Property Security Act (British Columbia) or the Securities Transfer Act, 2007 (British Columbia).

“Care and Maintenance Reserve Account” has the meaning given to such term in the Accounts Agreement.

“Cash Contribution” means the deposit of immediately available funds in Dollars, related to: (a) a subscription of Equity Interests; or (b) any Permitted Subordinated Loans, in each case, into a designated Project Account.

“Collateral Agent” has the meaning given to such term in the preamble.

“Compliance Certificate” has the meaning given to such term in Section 7.02(c) (Compliance Certificates).

“Construction Contingency Reserve Account” has the meaning given to such term in the Accounts Agreement.

“Covered Withholding” has the meaning given to such term in Section 3.08(a) (Taxes; Applicable Law).

“Debtor Relief Law” means any bankruptcy laws and all other liquidation, bankruptcy, assignment for the benefit of creditors, conservatorship, moratorium, receivership, insolvency, rearrangement, reorganization or similar debtor relief laws of the United States, any state or other subdivision thereof or other applicable jurisdictions in effect from time to time.

“Direct Parent” has the meaning given to such term in the preamble hereto.

“DOE” has the meaning given to such term in the preamble hereto.

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“DSCR Shortfall Reserve Account” has the meaning given to such term in the Accounts Agreement.

“Equity” means funds consisting of subscriptions and contributions to the Equity Interests of the Borrower.

“Equity Contribution” means, as the context may require:

(a)
any Base Equity Contribution; and
(b)
any Funded Completion Support Contribution~~.~~; and
(c)
any Incremental Equity Contribution.

“Equity Funding Commitment” means, as the context may require:

(a)
the Base Equity Commitment; ~~and~~
(b)
the Funded Completion Support Commitment~~, as the context may require~~; and
(c)
the Incremental Equity Commitment.

“Equity Support L/C” means any Acceptable Letter of Credit delivered by the Sponsor with respect to its obligation to fund Equity Contributions.

“Expropriation Event” means any event or circumstance in which any Governmental Authority condemns, nationalizes, seizes or otherwise expropriates:

(a)
all or any material part of the Project or other assets of the Borrower; or
(b)
all or any part of the Equity Interest of any Borrower Entity owned by any Sponsor Entity or any of their respective Affiliates.

“Fund Party” means, with respect to an investment fund, such fund’s general partner, managing member, investment manager and/or fund administrator, as applicable.

“Funded Completion Support Amount” means with respect to:

(a)
the period from the First Advance Date until and including Total Plant Transfer, one hundred eighty-two million six hundred seven thousand and two hundred fifty-four Dollars and forty-three cents ($182,607,254.43);
(b)
from the period from Total Plant Transfer until and including the Substantial Completion Date, one hundred ninety-six million two hundred seventy-eight thousand seven hundred and sixty-eight Dollars and fifty-four cents ($196,278,768.54); and

4	Thacker Pass – Affiliate Support Share Retention and Subordination Agreement

(c)
the period beginning on the date immediately following the Substantial Completion Date until the Project Completion Date, sixty-eight million eight hundred eighty-seven thousand four hundred and sixty-four Dollars and nineteen cents ($68,887,464.19).

“Funded Completion Support Commitment” means, as of the First Advance Date, the Funded Completion Support Amount less the amount of any Funded Completion Support Contributions funded by or on behalf of the Sponsor at or prior to the First Advance Date and as otherwise reduced or adjusted pursuant to Section 2.05(b) (Release of Equity Funding Commitments).

“Funded Completion Support Contributions” has the meaning given to such term in Section 2.02(a) (Funded Completion Support Contributions).

“Guaranteed Obligations” means, collectively:

(a)
the Project Completion Guaranteed Obligations; and
(b)
the Sponsor Guaranteed Debt Obligations.

“Guarantor” means the Sponsor with respect to the Project Completion Guaranteed Obligations and the Sponsor Guaranteed Debt Obligations.

“Identified Cost Overrun Amount” has the meaning given to such term in Section 2.05(b) (Release of Equity Funding Commitments).

“Incremental Equity Commitment” means one hundred and twenty million Dollars ($120,000,000).

“Incremental Equity Contributions” has the meaning given to such term in Section 2.03 (Incremental Equity Contributions).

“Indemnity Claims” has the meaning given to such term in Section 10.07(a)(v) (Indemnification).

“IT System” means the information technology (including data communications systems, equipment and devices) used in the business of any Borrower Affiliate in connection with the Project, or sublicenses or otherwise makes available to the Borrower.

“LAC-GM Joint Venture Material Adverse Effect” means, as determined by DOE as of any date, (i) a material and adverse effect on the ability of the LAC-GM Joint Venture to comply with its obligations under the JV Tax Credits Pledge Agreement and the Tax Credits Pledge Account Control Agreement or (ii) a Material Adverse Effect.

“LARA” has the meaning given to such term in the Recitals.

“Mine” has the meaning given to such term in the Recitals.

“Minimum Liquidity Requirement” has the meaning given to such term in Section 7.01 (Financial Covenants).

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“Non-Recourse Parties” has the meaning given to such term in Section 10.08(b) (Limitation on Liability).

“Processing Facility” has the meaning given to such term in the Recitals.

“Project” has the meaning given to such term in the Recitals.

“Project Completion Guarantee” has the meaning given to such term in Section 3.01(a)(i) (Affiliate Guarantees).

“Project Completion Guaranteed Obligations” means the full and prompt payment and performance when due of all Pre-Completion Costs prior to the Project Completion Date.

“Qualified Investment Fund” means an investment fund in relation to which:

(a)
such fund and each of its Fund Parties have provided all requested documentation and other information related to, and have otherwise satisfied, the “know your customer” due diligence requirements of each Secured Party pursuant to its policies; and
(b)
the relevant Fund Parties have certified in writing, to the satisfaction of DOE, that:
(i)
due diligence on the fund’s limited partners, members, or shareholders has been performed in accordance with the fund’s anti-money laundering and “know your customer” policies that are consistent with applicable legislation, regulations or industry guidelines;
(ii)
the Fund Parties have developed and will maintain due diligence policies and procedures for prospective members or shareholders in accordance with the fund’s anti-money laundering and “know your customer” policies that are consistent with applicable legislation, regulations or industry guidelines;
(iii)
none of the Fund Parties being reviewed is a Prohibited Person; and
(iv)
no ultimate beneficial owner in any such Fund Party, together with its Controlled Affiliates, owns in the aggregate ten percent (10%) or more of the direct or indirect equity interests in the Borrower.

“Qualified Public Company Shareholder” means each Person that holds, directly or indirectly, shares in a company, which shares are not restricted or closely held, but are freely available to the public for trading on any national securities exchange approved by or registered with the competent securities regulator of the relevant country.

“Qualified Transferee” means any Transferee that holds, directly or indirectly, any Equity Interests or ownership interest, as a Qualified Public Company Shareholder or through a Qualified Investment Fund.

“Ramp-Up Reserve Account” has the meaning given to such term in the Accounts Agreement.

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“Reduction Certificate” means a reduction certificate substantially in the form of Exhibit E to the form of Acceptable Letter of Credit attached hereto as Exhibit B (Form of Letter of Credit).

“Related Infrastructure” has the meaning given to such term in the Recitals.

“Released Funded Completion Support” has the meaning given to such term in Section ~~2.05~~2.06(b) (Release of Equity Funding Commitments).

“Released Funded Completion Support Amount” has the meaning given to such term in Section ~~2.05~~2.06(b) (Release of Equity Funding Commitments).

“Required Borrower Affiliate Approvals” has the meaning given to such term in Section 6.06(a) (Required Approvals).

“Sponsor” has the meaning given to such term in the preamble hereto.

“Sponsor Debt Guarantee” has the meaning given to such term in Section 3.01(a)(ii) (Affiliate Guarantees).

“Sponsor Entities” has the meaning given to such term in the preamble.

“Sponsor Entity Security” has the meaning given to such term in Section 9.16(a) (Assignment and Grant of Security Interest by the Sponsor Entities).

“Sponsor Entity Security Proceeds” means all monies due and to become due to the Collateral Agent for the benefit of the Secured Parties from any Sponsor Entity Security, which shall include:

(a)
all accounts, contract rights, all rights and benefits whatsoever accruing to it under the Sponsor Entity Security;
(b)
all payments made or payable to any Sponsor Entity in connection with any requisition, confiscation, condemnation, seizure, taking or forfeiture of all or any part of the Sponsor Entity Security by any Governmental Authority;
(c)
any and all other amounts from time to time paid or payable under or in connection with any of the Sponsor Entity Security; and
(d)
all “proceeds” (as defined in the UCC or in the Personal Property Security Act of the Province of British Columbia, Canada, as applicable) of the Sponsor Entity Security.

“Sponsor Guaranteed Debt Obligations” means the full and prompt payment and performance when due of all Secured Obligations (whether at stated maturity, by required prepayment, declaration, demand, upon acceleration or otherwise), now or hereafter existing, including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding.

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“Subordinated Debt” means any Indebtedness and other obligations of the Borrower to any Sponsor Entity in respect of any Permitted Subordinated Loans, but for the avoidance of doubt not including any obligations under the Affiliate Indemnification Agreement or any other agreement, contract or Project Document between Borrower and an Affiliate entered into in accordance with the LARA.

“Support Obligations” means all obligations of the Borrower Entities under this Agreement, including with respect to any required Equity Contribution or Guaranteed Obligation.

“Transfer” means, with respect to any capital stock, any direct or indirect issuance, sale, assignment, exchange, conveyance or other transfer thereof, whether by agreement, operation of law or otherwise (and the verb “Transfer” and the nouns “Transferor” and “Transferee” shall be construed accordingly).

ARTICLE II

EQUITY FUNDING

Section 2.01 Base Equity Contributions.

(a)
On or prior to the First Advance Date, the Sponsor shall:
(i)
make Cash Contributions; or
(ii)
to the extent not exceeding one hundred sixty-four million nine hundred forty-eight thousand Dollars ($164,948,000), to be used for the payment of non-Eligible Project Costs, the Workforce Hub, the HEC Substations and the Segregated Transmission Line, and not yet applied towards such Project Costs, provide an Equity Support L/C in accordance with the terms herein;
(iii)
in each case, fund to the Borrower, in an aggregate amount equal to the Base Equity Commitment (the “Base Equity Contributions”) in accordance with Section ~~2.03~~2.04 (Method of Contribution).
(b)
Without limiting or modifying any other provision of this Agreement or any other Financing Document, the Sponsor shall have the right, but shall not be obligated, to make Additional Equity Contributions to the Borrower; provided that the Sponsor shall provide DOE with written notice of any Additional Equity Contribution within five (5) Business Days after such Additional Equity Contribution is made, including details as to the amount of such Additional Equity Contribution and the proposed use of proceeds thereof.

Section 2.02 Funded Completion Support Contributions.

(a)
On or prior to the First Advance Date, the Sponsor shall:
(i)
make Cash Contributions;

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(ii)
provide an Equity Support L/C in accordance with the terms herein; or
(iii)
fund through any combination of the foregoing;

in each case, in an amount equal to the Funded Completion Support Commitment (the “Funded Completion Support Contributions”) in accordance with Section ~~2.03~~2.04 (Method of Contribution).

(b)
Without prejudice to the Guaranteed Obligations and any other obligation of the Sponsor hereunder, if, at any time following the First Advance Date, DOE determines that there are any Cost Overruns then due and payable, then DOE shall have the right to instruct the Collateral Agent to apply the Funded Completion Support Contributions to fund such Cost Overruns either:
(i)
in the case such Funded Completion Support Contributions were funded in cash, by transferring such funds to the Construction Contingency Reserve Account in accordance with the Accounts Agreement; or
(ii)
in the case such Funded Completion Support Contributions were funded by an Equity Support L/C, by drawing on such Equity Support L/C in accordance with the Accounts Agreement.

Section 2.03 Incremental Equity Contributions.

(a)
On or prior to the first anniversary of the Second Amendment Effective Date, the Sponsor shall:
(i)
make Cash Contributions;
(ii)
provide one or more Equity Support L/Cs in accordance with the terms herein; or
(iii)
fund through any combination of the foregoing,

in each case, in an amount equal to the Incremental Equity Commitment (the “Incremental Equity Contributions”) in accordance with Section 2.04 (Method of Contribution).

Section 2.04 ~~Section 2.03~~ Method of Contribution.

(a)
All Equity Contributions required to be made by the Sponsor hereunder shall be made by Cash Contributions (or to the extent permitted hereunder, by providing an Equity Support L/C) for deposit into:
(i)
with respect to any Base Equity Contributions, the Base Equity Account for application in accordance with the Accounts Agreement;

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(ii)
with respect to any Funded Completion Support Contributions, the Construction Contingency Reserve Account and the Ramp-Up Reserve Account, as applicable, for application in accordance with the Accounts Agreement;
(iii)
with respect to any Incremental Equity Contributions, $60,000,000 shall be funded into the DSCR Shortfall Reserve Account and $60,000,000 shall be funded into the Care and Maintenance Reserve Account, in accordance with the terms of, and for application in accordance with, the Accounts Agreement.
(b)
The Sponsor shall, to the extent permitted by Applicable Law, be entitled to fund any required Equity Contribution to the Borrower:
(i)
through the funding of Equity to the Borrower;
(ii)
through the making of a Permitted Subordinated Loan directly to the Borrower; provided, that any such Permitted Subordinated Loan shall comply with the requirements set forth in Section 8.04 (Permitted Subordinated Loan); or
(iii)
through any combination of the foregoing.
(c)
Without prejudice to the Guaranteed Obligations and any other obligation of the Sponsor hereunder, if, at any time, DOE determines that any Equity Contribution by the Sponsor is less than the amount of Equity Contributions the Sponsor is then required to fund under the provisions of this Agreement, DOE shall instruct the Collateral Agent to:
(i)
first, draw on any Equity Support L/C provided as support for such Equity Contribution; and
(ii)
second, to the extent that such Equity Support L/C shall be insufficient or no such Equity Support L/C shall have been provided, give notice to the Sponsor demanding payment of an amount equal to such insufficiency, and upon receipt of such notice the Sponsor shall within ten (10) Business Days make a Cash Contribution for deposit in the Base Equity Account, the Construction Contingency Reserve Account ~~or~~, the Ramp-Up Reserve Account, the DSCR Shortfall Reserve Account or the Care and Maintenance Reserve Account, as applicable, in an amount equal to the lesser of:
(A)
the amount of such insufficiency; and
(B)
the then-remaining amount of the relevant Equity Funding Commitment.

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Section 2.05 ~~Section 2.04~~ Equity Support L/Cs.

(a)
DOE shall be entitled to instruct the Collateral Agent to draw, on demand, any Equity Support L/C provided by the Sponsor hereunder to fund any shortfall (to the extent of such shortfall) in the amount of any Equity Contribution required in accordance with the terms hereof for deposit into:
(i)
with respect to any Funded Completion Support Contributions in respect of Project Costs, the Construction Contingency Reserve Account for application in accordance with the Accounts Agreement; ~~and~~
(ii)
with respect to any Funded Completion Support Contributions in respect of Ramp-Up Costs, the Ramp-Up Reserve Account for application in accordance with the Accounts Agreement; and
(iii)
with respect to any Incremental Equity Contributions, the DSCR Shortfall Reserve Account or the Care and Maintenance Reserve Account, in each case, for application in accordance with the Accounts Agreement.
(b)
If, at any time, the provider of any Equity Support L/C provided by the Sponsor hereunder ceases to be an Acceptable Bank and such Equity Support L/C is not replaced by the Sponsor with an equivalent Equity Support L/C provided by an Acceptable Bank within ten (10) Business Days, then DOE may direct the Collateral Agent to, and no later than the Business Day following receipt of such direction, the Collateral Agent shall, draw down the full amount available thereunder and deposit such amount in the relevant Project Account in accordance with the Accounts Agreement.
(c)
Upon any reduction of any Equity Funding Commitment pursuant to this Agreement, upon the request of the Sponsor, DOE shall instruct the Collateral Agent to deliver a duly executed Reduction Certificate to the issuer of any Equity Support L/C (with a copy to the Sponsor), such that (after giving effect thereto) the face amount of any remaining Equity Support L/C available to be drawn is equal to, in the aggregate, the then-outstanding Equity Funding Commitment of the Sponsor.

Section 2.06 ~~Section 2.05~~ Release of Equity Funding Commitments.

(a)
The obligation of the Sponsor to fund any Equity Contribution shall terminate upon the Project Completion Date.
(b)
The Funded Completion Support Commitment shall be released in full (including with respect to amounts on deposit in the Construction Contingency Reserve Account, the Ramp-Up Reserve Account or the amount of any Equity Support L/C, as applicable) upon the Project Completion Date (the Funded Completion Support Commitment released pursuant to this Section ~~2.05~~2.06(b) (Release of Equity Funding Commitments), the “Released Funded Completion Support”, and the

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amount of the Funded Completion Support Commitment so released, the “Released Funded Completion Support Amount”); provided, that if at the date of any reduction or release of the Funded Completion Support Commitment pursuant to this Section ~~2.05~~2.06(b) (Release of Equity Funding Commitments), any Cost Overruns in excess of the Cost Overruns supported by the Funded Completion Support Commitment have been incurred or are reasonably expected to be incurred (as confirmed by the Independent Engineer) and have not been adequately funded by the Sponsor (such amount, the “Identified Cost Overrun Amount”), then, the remaining Funded Completion Support Amount (as confirmed by the Independent Engineer) shall be allocated as additional Funded Completion Support Contributions in an amount up to the applicable Identified Cost Overrun Amount.
(c)
The Incremental Equity Commitment shall be released upon the satisfaction in full of the Account Funding Requirements with respect to the DSCR Shortfall Reserve Account and the Care and Maintenance Reserve Account.

Section 2.07 ~~Section 2.06~~ No Limitation. No provision of funds by the Sponsor pursuant to Section 2.01 (Base Equity Contributions), Section 2.02 (Funded Completion Support Contributions) ~~and~~, Section 2.03 (Incremental Equity Contributions) or Section 2.04 (Method of Contribution) shall limit or in any way reduce its obligations to provide funds under any other provisions of this Agreement or any other Financing Document.

ARTICLE III

AFFILIATE GUARANTEES

Section 3.01 Affiliate Guarantees.

(a)
The Sponsor hereby absolutely, unconditionally and irrevocably guarantees, as primary obligor and not as surety, to the Secured Parties:
(i)
the Project Completion Guaranteed Obligations (such guarantee, the “Project Completion Guarantee”); and
(ii)
the Sponsor Guaranteed Debt Obligations (such guarantee, the “Sponsor Debt Guarantee”).

Section 3.02 Nature of Guaranty. The obligations of the Guarantor under its respective Affiliate Guarantees shall constitute a guaranty of payment and performance, as applicable, when due and not of collection. The Guarantor specifically agrees that it shall not be necessary or required that the Secured Parties exercise any right, assert any claim or enforce any remedy whatsoever against the Borrower or any other Borrower Entity, either before or as a condition to the obligations of the Guarantor hereunder; provided, that the Guarantor shall have the benefit of and the right to assert any defenses against the claims of the Secured Parties which are available to the Borrower or any other Borrower Entity, as applicable, and which would have also been

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available to the Guarantor, if the Guarantor had been in the same contractual position as the Borrower or any other Borrower Entity, as applicable, other than:

(a)
defenses arising from the insolvency, reorganization or bankruptcy of the Guarantor or any other Borrower Entity;
(b)
defenses expressly waived herein;
(c)
defenses arising by reason of:
(i)
a Borrower Entity’s direct or indirect ownership interests, as applicable, in the Borrower; or
(ii)
Applicable Laws that prevent the payment by any Borrower Entity of obligations that constitute Guaranteed Obligations; and
(d)
defenses previously asserted by any Borrower Entity against such claims to the extent such defenses have been finally resolved in favor of any Secured Party by a court order, arbitral tribunal or settlement that is, in each case, no longer subject to appeal.

Section 3.03 Unconditional Obligations.

(a)
The Guaranteed Obligations shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guaranty by the Guarantor and this Article III (Affiliate Guarantees).
(b)
The obligations of the Guarantor under this Article III (Affiliate Guarantees) are independent of any other obligations of the Guarantor and any other Borrower Entity under the Financing Documents, and an action may be brought and prosecuted against the Guarantor to enforce the applicable Guaranteed Obligations hereunder, irrespective of whether any action is brought against any other Borrower Entity or whether any other Borrower Entity is joined in any such action or actions. The liability of the Guarantor with respect to its Guaranteed Obligations hereunder shall be irrevocable, absolute and unconditional irrespective of, and the Guarantor hereby irrevocably waives, any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than satisfaction in full of such Guaranteed Obligations. In furtherance of the foregoing and without limiting the generality thereof, the Guarantor agrees to waive defenses it may now or hereafter have in any way relating to any or all of the following:
(i)
any lack of validity or enforceability of the applicable Guaranteed Obligations, any Financing Document or any agreement or instrument relating thereto;

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(ii)
any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, any Financing Document or any of the applicable Guaranteed Obligations, without notice or demand;
(iii)
any manner of application of collateral, or proceeds thereof, to all or any of the applicable Guaranteed Obligations, or any manner of sale or other disposition of any collateral for all or any of the applicable Guaranteed Obligations;
(iv)
any change or corporate restructuring of the Guarantor, any other Borrower Entity or any of their respective Subsidiaries;
(v)
any change in the time, manner or place of payment of, or in any other term of, all or any of the applicable Guaranteed Obligations or any amendment, release, discharge, substitution or waiver of any Financing Document or any of the applicable Guaranteed Obligations;
(vi)
the acceptance of any other guaranties or security for any of the applicable Guaranteed Obligations;
(vii)
the payment by any other Person of a portion, but not all, of the applicable Guaranteed Obligations;
(viii)
any duty on the part of any Secured Party to disclose any matter, fact or thing relating to the business, operations or financial or other condition of any Borrower Entity or Sponsor now known or hereafter known by such Person;
(ix)
any disability or other defense of the Guarantor or any other Borrower Entity, any other co-obligor, guarantor, insurer or any other Person; and
(x)
any action or failure to act in any manner referred to herein which may deprive the Guarantor of its rights to subrogation against any other Borrower Entity to recover full indemnity for any payments or performances made pursuant hereto or of its right to contribution against any other Person.
(c)
The Guarantor further irrevocably waives, and agrees not to assert in any suit, action or other legal proceeding relating hereto, to the fullest extent permitted by Applicable Law:
(i)
all defenses and allegations based on or arising out of any contradiction or incompatibility among the applicable Guaranteed Obligations and any other obligation of the Guarantor or any other Borrower Entity;

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(ii)
unless and until the applicable Guaranteed Obligations have been performed, paid, satisfied or discharged in full in accordance with the terms hereof, any right to enforce any remedy which any Secured Party now has or may in the future have against the Borrower or any other Borrower Entity, any other co-obligor, guarantor or insurer or any other Person;
(iii)
any benefit of, or any right to participate in, any other guarantee or insurance whatsoever now or in the future held by any Secured Party; and
(iv)
the benefit of any statute of limitations affecting the Guarantor’s liability hereunder. The Guarantor further agrees that any payment of any applicable Guaranteed Obligation or other act which shall toll any statute of limitations applicable to such Guaranteed Obligations shall also operate to toll such statute of limitations applicable to the Guarantor’s liability hereunder.
(d)
The obligations of the Guarantor shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the applicable Guaranteed Obligations is rescinded or must otherwise be returned by the Secured Parties or any other Person upon the insolvency, bankruptcy or reorganization of any Borrower Entity or otherwise, all as though such payment had not been made and, in such event, the Guarantor will promptly pay to the Secured Parties or such other Person an amount equal to any such payment that has been rescinded or returned. The provisions of this Section 3.03(d) (Unconditional Obligations) will survive any release or termination of the Guarantor’s obligations under this Article III (Affiliate Guarantees). If and to the extent that the Guarantor makes any payment to the Secured Parties or to any other Person pursuant to or in respect of this Article III (Affiliate Guarantees), any claim which the Guarantor may have against the Borrower by reason thereof shall be subject and subordinate to the prior payment in full, in cash, of the applicable Guaranteed Obligations that require the payment of money.

Section 3.04 Subrogation. Notwithstanding anything herein to the contrary, and in addition to any other rights of the Secured Parties to which the Guarantor or any of its designees may be subrogated, to the extent the Guarantor shall make or cause to be made any payment pursuant hereto, the Guarantor shall be subrogated to all rights the Secured Parties may have under the Financing Documents in respect thereof; provided, that the Guarantor shall be entitled to enforce such right of subrogation only after all of the applicable Guaranteed Obligations shall have been fully and finally satisfied. Any amount paid on account of the subrogation rights herein that is contrary to the provisions hereof shall forthwith be paid to the Collateral Agent to be credited and applied to the payment of the applicable Guaranteed Obligations in accordance with the terms of the Financing Documents.

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Section 3.05 Waiver; Demand of Payment. The Guarantor hereby unconditionally waives:

(a)
promptness, presentment, demand of payment, protest for nonpayment or dishonor, diligence, notice of acceptance and any other notice with respect to any of the applicable Guaranteed Obligations by the Secured Parties;
(b)
any requirement that the Secured Parties or any other Person protect, secure, perfect or insure any security interest or Lien on any property subject thereto; and
(c)
any requirement that the Secured Parties bring or prosecute a separate action, or proceed or make another demand, or enforce or exhaust any right or remedy or mitigate any damages or take any action against the Borrower or any other Person or entity or any collateral.

Section 3.06 Waiver of Defenses. Subject to and without limiting the foregoing, the covenants and agreements of the Guarantor set forth herein shall be primary obligations of the Guarantor, and such obligations shall be absolute and unconditional, and shall not be subject to any counterclaim, set-off, deduction, diminution, abatement, recoupment, suspension, deferment, reduction or defense, other than:

(a)
full and strict compliance by the Guarantor with its obligations hereunder; and
(b)
satisfaction in full of the applicable Guaranteed Obligations,

based upon any claim the Guarantor, any other Borrower Entity or any other Person may have against any other Borrower Entity, any Secured Party or any other Person, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not the Guarantor or any Secured Party shall have any knowledge or notice thereof), including, without limitation:

(i)
any failure, forbearance, omission or delay on the part of any Borrower Entity or any Secured Party to conform or comply with any term of the Financing Documents or any other instrument or agreement, or any failure to give notice to the Guarantor of the occurrence of a Default or Event of Default under the LARA or any other Financing Document;
(ii)
any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, assignment for the benefit of creditors, composition, receivership, conservatorship, custodianship, liquidation, marshalling of assets and liabilities or similar proceedings with respect to any Borrower Entity or any other Person or any of their respective properties or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding;

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(iii)
any limitation on the liability or obligations of any Borrower Entity under the LARA, any other Financing Document or any other instrument or agreement or any discharge, termination, cancellation, frustration, irregularity, invalidity or unenforceability, in whole or in part, of this Agreement, any other Financing Document or any other instrument or agreement;
(iv)
any merger, consolidation or amalgamation of any Borrower Entity into or with any other Person, or any sale, lease or transfer of any of the assets of any Borrower Entity to any other Person;
(v)
any change in the ownership (including, without limitation, ownership of any Equity Interests) of any Borrower Entity or any change in the relationship between or among any Borrower Entities, or any termination of any such relationship;
(vi)
to the extent permitted by Applicable Law, any release or discharge, by operation of law or otherwise, of any Borrower Entity from the performance or observance of any obligation, covenant or agreement contained in this Agreement, the LARA, any other Financing Document or any other instrument or agreement; or
(vii)
any other occurrence, circumstance, happening or event whatsoever, whether similar or dissimilar to the foregoing, whether foreseen or unforeseen, and any other circumstance which might otherwise constitute a legal or equitable defense, or release or discharge of the liabilities of the Guarantor or which might otherwise limit recourse against the Guarantor.

Section 3.07 Contribution.

(a)
To the extent that the Guarantor shall make a payment under this Article III (Affiliate Guarantees) of all or any of the applicable Guaranteed Obligations (an “Affiliate Payment”) which, taking into account all other Affiliate Payments then previously or concurrently made by any other Borrower Entity, exceeds the amount which the Guarantor would otherwise have paid if each Borrower Entity had paid the aggregate applicable Guaranteed Obligations satisfied by such Affiliate Payment in the same proportion that the Guarantor’s Allocable Amount (as defined below) (as determined immediately prior to such Affiliate Payment) bore to the aggregate Allocable Amounts of each of the Borrower Entities as determined immediately prior to the making of such Affiliate Payment, then, following the payment in full of the applicable Guaranteed Obligations (other than inchoate or contingent or reimbursable obligations for which no claim has been asserted), the Guarantor shall be entitled to receive contribution and indemnification payment from, and be reimbursed by, each other Borrower Entity for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Affiliate Payment.

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(b)
As of any date of determination, the “Allocable Amount” of any Borrower Entity shall be equal to the maximum amount of the claim which could then be recovered from such Borrower Entity under this Article III (Affiliate Guarantees) without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law in any applicable jurisdiction.
(c)
This Section 3.07 (Contribution) is intended only to define the relative rights of the Borrower Entities and nothing set forth in this Section 3.07 (Contribution) is intended to or shall impair the obligations of the Borrower Entities, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of the Financing Documents. Nothing contained in this Section 3.07 (Contribution) shall limit the liability of the Borrower to pay the Advances and accrued interest, fees and expenses with respect thereto.
(d)
The rights of the Guarantor against other Borrower Entities under this Section 3.07 (Contribution) shall be exercisable only upon and after the payment and performance in full of the applicable Guaranteed Obligations.

Section 3.08 Taxes; Applicable Law.

(a)
Any and all payments by the Guarantor under the applicable Affiliate Guarantees shall be made free and clear of, and without withholding or deducting for, any and all Taxes and all liabilities with respect thereto, except to the extent required by Applicable Law. If the Guarantor shall be required by Applicable Law to withhold or deduct any Taxes from or in respect of any sum payable hereunder that would not have been withheld or deducted if such sum was paid by the Borrower under the LARA (“Covered Withholding“):
(i)
the sum payable hereunder shall be increased as may be necessary so that after making all such required withholdings or deductions of Covered Withholding (including withholdings or deductions of Covered Withholding applicable to additional sums payable under this Section 3.08 (Taxes; Applicable Law), the recipient receives an amount equal to the sum it would have received had no such withholdings or deductions of Covered Withholding been made except for:
(A)
any net income or gain Taxes or similar Taxes;
(B)
any Taxes that would not have been imposed but for the failure of the recipient to provide a properly completed IRS Form W-9 to establish its status as a United States Person (or, in the case of any Secured Party that is not a United States Person, a properly completed applicable Form W-8 or other certificate, form or documentation establishing exemption from such Taxes); or

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(C)
any Taxes imposed under the Foreign Account Tax Compliance Act;
(ii)
the Guarantor shall make any withholdings or deductions; and
(iii)
the Guarantor shall pay the full amount withheld or deducted to the relevant taxation authority or other authority on a timely basis and in accordance with all Applicable Laws.
(b)
If the obligations of the Guarantor under this Article III (Affiliate Guarantees) would otherwise be subject to avoidance or subordination under Debtor Relief Laws or any comparable provisions of any Applicable Law on account of the amount of its liability under Section 3.07 (Contribution) or this Section 3.08 (Taxes; Applicable Law) (including amounts owed under this Agreement and the other Financing Documents) then, notwithstanding any other provision to the contrary, the amount of such liability of the Guarantor shall, without any further action by the Guarantor, any Secured Party or any other Person, be automatically limited and reduced to the highest amount (after giving effect to the right of contribution established in Section 3.07 (Contribution) for which the Guarantor can be liable without rendering this guarantee subject to avoidance or subordination under the Debtor Relief Laws or any comparable provisions of any Applicable Law.

Section 3.09 Release. Each Affiliate Guarantee is continuous and shall terminate:

(a)
with respect to the Project Completion Guarantee, upon the earlier of:
(i)
the Project Completion Date; and
(ii)
the Release Date;
(b)
with respect to the Sponsor Debt Guarantee, upon the earlier of:
(i)
the Sponsor Cut-Off Date; and
(ii)
the Release Date.

Section 3.10 No Set-off. No set-off, counterclaim, reduction, or diminution of any obligation, or any defense of any kind or nature (other than payment or performance by the Sponsor of the Guaranteed Obligations hereunder) which the Guarantor or any other Borrower Entity may have or assert against any Secured Party shall be available hereunder to, or shall be asserted by, the Guarantor against any Secured Party in any action arising out of the transactions contemplated hereby, or out of any of the documents or instruments referred to herein.

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ARTICLE IV

RETENTION OF EQUITY INTERESTS

Section 4.01 Prohibition on Transfers of Equity Interests.

(a)
(i)
The Sponsor shall not (A) prior to the Sponsor Cut-Off Date, except in connection with the Direct Investment Capital Raise, fail to own, directly or indirectly, one hundred percent (100%) of the Equity Interests (by vote and by value) of the Borrower, the Direct Parent or any other Borrower Entity (excluding the Sponsor); and (B) after the Sponsor Cut-Off Date or the Direct Invesment Capital Raise, whichever is earlier, fail to own, directly or indirectly, more than fifty percent (50%) of the Equity Interests (by vote and by value) of the Borrower, the Direct Parent or any other Borrower Entity (excluding the Sponsor).
(ii)
B.C. Corp. shall at all times directly own one hundred percent (100%) of the Equity Interests (by vote and by value) of the LAC JV Member.
(iii)
The LAC JV Member shall at all times directly own more than fifty percent (50%) of the Equity Interests (by vote and by value) of the LAC-GM Joint Venture.
(iv)
The LAC-GM Joint Venture shall at all times directly own one hundred percent (100%) of the Equity Interests (by vote and value) of the Direct Parent.
(v)
The Direct Parent shall at all times directly own one hundred percent (100%) of the Equity Interests (by vote and by value) of the Borrower.
(b)
The Sponsor shall not:
(i)
make or suffer or permit to occur any Transfer of any Equity Interests owned, directly or indirectly, by the Sponsor in B.C. Corp., the LAC JV Member, the LAC-GM Joint Venture (other than in connection with any dilutions pursuant to the LAC-GM JV LLCA), the Direct Parent or the Borrower, unless such Transfer is made to a Qualified Transferee and is otherwise permitted by the Financing Documents; or
(ii)
suffer or permit the Direct Parent to Transfer any of its Equity Interests to any Person.
(c)
B.C. Corp. shall not:
(i)
make or suffer or permit to occur any Transfer of any Equity Interests owned, directly or indirectly, by B.C. Member in the LAC JV Member; or

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(ii)
suffer or permit the LAC JV Member to Transfer any of its Equity Interests to any Person.
(d)
The LAC JV Member shall not:
(i)
make or suffer or permit to occur any Transfer of any Equity Interests owned, directly or indirectly, by the LAC JV Member in the LAC-GM Joint Venture (other than in connection with any dilutions pursuant to the LAC-GM JV LLCA); or
(ii)
suffer or permit the LAC-GM Joint Venture to Transfer any of its Equity Interests to any Person (other than in connection with any dilutions pursuant to the LAC-GM JV LLCA).
(e)
The LAC-GM Joint Venture shall not:
(i)
make or suffer or permit to occur any Transfer of any Equity Interests owned, directly or indirectly, by the LAC-GM Joint Venture in the Direct Parent or the Borrower; or
(ii)
suffer or permit the Direct Parent to Transfer any of its Equity Interests to any Person.
(f)
The Direct Parent shall not:
(i)
make or suffer or permit to occur any Transfer of any Equity Interests owned, directly or indirectly, by the Direct Parent in the Borrower; or
(ii)
suffer or permit the Borrower to Transfer any of its Equity Interests to any Person.
(g)
Each Sponsor Entity shall notify DOE promptly upon receipt of any request to register or record any Transfer, direct or indirect, of Equity Interests in the Borrower or the Direct Parent, as applicable, or any other transaction in respect of such Equity Interests, together with the details of such request, to the extent that such Transfer or other transaction would be inconsistent with the provisions of this Article IV (Retention of Equity Interests).

Section 4.02 Effect of Prohibited Transfers.

(a)
Each Sponsor Entity agrees that any proposed Transfer and/or change in ownership and/or Control that would, if consummated, breach the provisions of this Article IV (Retention of Equity Interests) and/or constitute a Change of Control shall, in either case, cause irreparable injury to the interests of the Secured Parties for which monetary damages (or other remedies at law) are inadequate in view of the complexities and uncertainties in measuring the actual damages that would be sustained by reason of such party’s noncompliance and the uniqueness of the

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Borrower’s business and the relationship among the parties hereto. Accordingly, the parties hereto agree that DOE may enforce the provisions of this Article IV (Retention of Equity Interests), including by specific performance or injunctive relief.
(b)
Each Sponsor Entity hereby irrevocably waives, to the extent that it may do so under Applicable Law, any defense based on the adequacy of a remedy at law or in equity that may be asserted as a bar to the remedy of specific performance in any action brought against it for specific performance of the obligation of any Sponsor Entity to retain its Equity Interests in the Borrower or the Direct Parent, as applicable, under this Agreement by DOE, any other Secured Party, the Direct Parent or the Borrower, or for any of their benefit by a receiver, custodian or trustee appointed for the Borrower or the Direct Parent, as applicable, or in respect of all or a substantial part of the assets of the Borrower or the Direct Parent, as applicable, under the bankruptcy, insolvency or similar laws of any jurisdiction to which the Borrower or the Direct Parent, as applicable, or its respective assets are subject.

Section 4.03 Issuance of Equity Interests. Notwithstanding anything to the contrary in this Agreement, the Sponsor may, from time to time, directly or indirectly through the Direct Parent, issue Equity Interests in the Borrower to the Direct Parent in accordance with, and as permitted by, the Borrower’s Organizational Documents and the Financing Documents in connection with any Equity Contribution made by the Sponsor in accordance with Section ~~2.03~~2.04 (Method of Contribution).

Section 4.04 Notification of Transfer Restrictions. The restrictions imposed under this Article IV (Retention of Equity Interests) shall be recorded in the stock ledgers of B.C. Corp., the LAC JV Member, the LAC-GM Joint Venture, the Direct Parent and the Borrower, as applicable, and noted on the Equity Interest certificates, as applicable, issued by the Borrower to the Direct Parent, by the Direct Parent to the LAC-GM Joint Venture, by the LAC-GM Joint Venture to the LAC JV Member, by the LAC JV member to B.C. Corp. and by B.C. Corp. to the Sponsor, and, without limiting the foregoing:

(a)
B.C. Corp., the LAC JV Member, the LAC-GM Joint Venture, the Direct Parent, and the Borrower shall cause the registration in the stock ledgers of B.C. Corp., the LAC JV Member, the LAC-GM Joint Venture, the Direct Parent and the Borrower of the Equity Interests in the Sponsor’s name or the name of each other Borrower Entity that owns any Equity Interests in it, as applicable; and
(b)
if applicable, each Equity Interest certificate issued by B.C. Corp., the LAC JV Member, the LAC-GM Joint Venture, the Direct Parent or the Borrower, or any certificate issued in exchange or replacement therefor, is to bear a legend reasonably determined by the Collateral Agent to evidence the transfer restrictions imposed under this Article IV (Retention of Equity Interests) and such other terms and conditions of this Agreement that DOE deems advisable.

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ARTICLE V

RESTRICTED PAYMENTS

Section 5.01 Restricted Payments.

(a)
Each Sponsor Entity shall cause the Borrower not to make any Restricted Payment, except as permitted under the Financing Documents.
(b)
If any Sponsor Entity receives a Restricted Payment from the Borrower to which it is not entitled because such Restricted Payment was not made in accordance with clause (a) above, then such Sponsor Entity shall hold such Restricted Payment (or an amount equal thereto) as depository for the benefit of the Secured Parties and deliver the same to DOE (or otherwise as DOE may direct) upon written demand therefor by DOE or the Collateral Agent acting at the instruction of DOE.
(c)
If any Sponsor Entity obtains knowledge that any of its Affiliates has received a Restricted Payment from the Borrower to which such Person is not entitled, then such Sponsor Entity shall, from the date it obtains such knowledge, cause such Affiliate to hold such Restricted Payment (or an amount equal thereto) as depository for the benefit of the Secured Parties and deliver the same to DOE (or otherwise as DOE may direct) upon written demand therefor by DOE or the Collateral Agent acting at the instruction of DOE.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES

To induce DOE to enter into the LARA and to arrange for FFB to purchase the Note and offer extensions of credit thereunder, each Borrower Affiliate hereby makes the following representations and warranties applicable to it in favor of the Secured Parties as of the date hereof and each Advance Date occurring after the date hereof:

Section 6.01 Organization.

(a)
(i) The Sponsor is duly organized, validly existing and in good standing under the laws of the Province of British Columbia, Canada with the sole legal name of “Lithium Americas Corp.” as set forth in the public records filed in the Province of British Columbia, Canada;
(ii)
B.C. Corp. is duly organized, validly existing and in good standing under the laws of the Province of British Columbia, Canada with the sole legal name of “1339480 B.C. Ltd.” as set forth in the public records filed in the Province of British Columbia, Canada;

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(iii)
The LAC JV Member is duly organized, validly existing and in good standing under the laws of the State of Nevada with the sole legal name of “LAC US Corp.” as set forth in the public records filed in the State of Nevada;
(iv)
The LAC-GM Joint Venture is duly organized, validly existing and in good standing under the laws of the State of Delaware with the sole legal name of “Lithium Nevada Ventures LLC” as set forth in the public records filed in the State of Delaware; and
(v)
The Direct Parent is duly organized, validly existing and in good standing under the laws of the State of Nevada with the sole legal name of “Lithium Nevada Projects LLC” as set forth in the public records filed in the State of Nevada.
(b)
Each Borrower Affiliate is duly qualified to do business in, and in good standing in, the Province of British Columbia, Canada, the State of Delaware or the State of Nevada, as applicable, and each other jurisdiction where the failure to so qualify and be in good standing could reasonably be expected to have a Material Adverse Effect.
(c)
As of the date hereof and as of each Advance Date occurring after the date hereof:
(i)
the Sponsor directly wholly owns B.C. Corp., indirectly wholly owns the LAC JV Member and directly or indirectly owns more than fifty percent (50%) of each of the LAC-GM Joint Venture, the Direct Parent and the Borrower;
(ii)
B.C. Corp. directly wholly owns the LAC JV Member;
(iii)
the LAC-GM Joint Venture directly wholly owns the Direct Parent; and
(iv)
the Direct Parent directly wholly owns the Borrower.
(d)
Each Borrower Affiliate has all requisite power and authority to:
(i)
own or hold under lease and operate the property it purports to own or hold under lease;
(ii)
carry on its business as now being conducted and as proposed to be conducted in respect of the Project;
(iii)
incur Indebtedness and create Liens on all and any of its properties pursuant to the Transaction Documents; and
(iv)
execute, deliver, perform and observe the terms and conditions of each of the Transaction Documents to which it is a party.

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Section 6.02 Authorization; No Conflict. Each Borrower Affiliate has duly authorized, executed and delivered the Transaction Documents to which it is a party, and none of:

(a)
its execution and delivery thereof;
(b)
its consummation of the transactions contemplated hereby or thereby nor its compliance with the terms of this Agreement or thereof; and
(c)
the issuance of the Note, the borrowings under the applicable Financing Documents, the use of the proceeds thereof and Reimbursement Obligations thereunder, in each case, do or will:
(i)
contravene its Organizational Documents or any Applicable Laws;
(ii)
contravene or result in any breach or constitute any default under any Governmental Judgment;
(iii)
contravene or result in any breach or constitute any default under, or result in or require the creation of any Lien upon any of its properties under any agreement or instrument to which it is a party or by which it or any of its properties may be bound, except for any Permitted Liens; or
(iv)
require the consent or approval of any Person other than the Required Borrower Affiliate Approvals and any other consents or approvals that have been obtained and are in full force and effect.

Section 6.03 Capitalization.

(a)
As of the date hereof, all of the Equity Interests of:
(i)
the Sponsor have been duly authorized, validly issued, are fully paid and non-assessable, and are, to the Knowledge of the Sponsor, directly owned by the shareholders listed under the capitalization table in Schedule B (Capitalization Table) (provided, that any shareholders owning less than seven percent (7%) of the fully diluted Equity Interests in the Sponsor are not listed in Schedule B (Capitalization Table));
(ii)
B.C. Corp. have been duly authorized, validly issued, are fully paid and non-assessable, and are directly owned by the Sponsor, free and clear of all Liens other than the Liens under the Security Documents;
(iii)
the LAC JV Member have been duly authorized, validly issued, are fully paid and non-assessable, and are directly owned by B.C. Corp., free and clear of all Liens other than the Liens under the Security Documents;
(iv)
the LAC-GM Joint Venture have been duly authorized, validly issued, are fully paid and non-assessable, and are directly owned by the LAC JV Member and the GM JV Member, and, in the case of the Equity Interests

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directly owned by the LAC JV Member, are free and clear of all Liens other than the Liens under the Security Documents;
(v)
the Direct Parent have been duly authorized, validly issued, are fully paid and non-assessable, and are directly owned by the LAC-GM Joint Venture, free and clear of all Liens other than the Liens under the Security Documents; and
(vi)
the Borrower have been duly authorized, validly issued, are fully paid and non-assessable, and are directly owned by the Direct Parent, free and clear of all Liens other than the Liens under the Security Documents.
(b)
The Direct Parent does not have outstanding:
(i)
any options or rights for conversion into or acquisition, purchase or transfer of its Equity Interests or any agreements or arrangements for the issuance by it of additional Equity Interests;
(ii)
any securities convertible into or exchangeable for its Equity Interests; or
(iii)
any rights to subscribe for or to purchase, or any option for the purchase of, or any agreement, arrangement or understanding providing for the issuance (contingent or otherwise) of, or any call, loan commitment or claims of any character relating to, its Equity Interests.

Section 6.04 Solvency.

(a)
The value of the assets (at fair value and present fair saleable value or at book value) of each Borrower Affiliate (in the case of the Sponsor, on a consolidated basis) are, on the date of determination, greater than the amount of liabilities (in the case of the Sponsor, on a consolidated basis) at book value (including contingent and unliquidated liabilities) of such Borrower Affiliate, as of such date. As of the date of determination, each Borrower Affiliate is able to pay all of its liabilities (in the case of the Sponsor, on a consolidated basis) as such liabilities mature and does not have an unreasonably small capital (in the case of the Sponsor, on a consolidated basis). In computing the amount of contingent or unliquidated liabilities at any time, such liabilities shall be computed as the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.
(b)
No Borrower Affiliate is the subject of any pending or, to its Knowledge, threatened Insolvency Proceedings.
(c)
No corporate action, legal proceedings or other procedure or step is being considered or prepared by any Borrower Affiliate that could trigger the occurrence of any event or circumstance described in Section 10.01(k) (Bankruptcy; Insolvency; Dissolution) of the LARA.

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Section 6.05 Transaction Documents. Each Transaction Document to which each Borrower Affiliate is a party is (or will be when executed) a legal, valid and binding obligation of such Borrower Affiliate, enforceable against such Borrower Affiliate in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

Section 6.06 Required Approvals. Each Borrower Affiliate:

(a)
has all the required approvals (collectively, the “Required Borrower Affiliate Approvals”) to operate its business, perform its obligations, exercise its rights under the Transaction Documents, and otherwise necessary to ensure the validity and enforceability of the Transaction Documents to which it is a party; and
(b)
is in compliance in all material respects with all Required Borrower Affiliate Approvals that have been obtained by, or are otherwise applicable to, itself.

Section 6.07 Litigation. Except as otherwise disclosed to and expressly waived in writing by DOE, there are no Adverse Proceedings pending or, to any Borrower Affiliate’s Knowledge, threatened in writing that relate to:

(a)
the legality, validity or enforceability of any Financing Document or any Major Project Document;
(b)
the legality, validity or enforceability of any Transaction Document (other than a Financing Document or Major Project Document);
(c)
any transaction contemplated by any Transaction Document;
(d)
the Project; or
(e)
any Borrower Affiliate;

that, in each of clause (b) through (e), either individually or in the aggregate, has had, or could reasonably be expected to have a Material Adverse Effect.

Section 6.08 Tax.

(a)
Each Borrower Affiliate has filed, subject to applicable extensions, all material tax returns required by Applicable Laws to be filed by it and has paid:
(i)
all income Taxes that are shown to have become due pursuant to such tax returns; and
(ii)
all other material Taxes and assessments payable by it that have become due (other than those Taxes that it is contesting in accordance with the Permitted Contest Conditions).

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(b)
Assuming that each Secured Party, to the extent applicable, provides a properly completed IRS Form W-9 to establish its status as a United States Person and to certify that such Secured Party is exempt from U.S. federal backup withholding tax (or, in the case of any Secured Party that is not a United States Person, a properly completed applicable Form W-8 or other certificate, form or documentation establishing an exemption from U.S. federal withholding Taxes), no withholding Taxes are payable by any Borrower Affiliate to any Governmental Authority in connection with any amounts payable by such Borrower Affiliate under or in respect of the Financing Documents.
(c)
Each Borrower Affiliate acknowledges and agrees, and shall cause each other Borrower Affiliate that is its Subsidiary to acknowledge and agree, that DOE’s execution and delivery of this Agreement and issuance of the Loan, and any determination by DOE that any Project Costs are Eligible Project Costs, in each case, (x) does not prejudice or otherwise have any binding effect with respect to any determination by the Internal Revenue Service, the U.S. Department of Treasury or a court of law as to the tax basis of the Project or any part thereof under the Code, (y) does not constitute a determination regarding, and is unrelated to whether any such Borrower Affiliate has complied or will comply with, federal tax law and (z) will not be used to demonstrate or prove that any such Borrower Affiliate or the Project complied with the requirements to claim a tax credit or other amount under the Code in an administrative or judicial proceeding.

Section 6.09 Financial Statements.

(a)
Each of the Historical Financial Statements and each Financial Statement of the Sponsor and the Direct Parent delivered to DOE pursuant to Section 7.02 (Financial Statements) is complete and correct, has been prepared in accordance with the Designated Standard and presents fairly, in all material respects, the financial condition of the Sponsor as of the respective dates of the Financial Statements for the respective periods covered therein.
(b)
Such Financial Statements reflect all liabilities or obligations of the relevant Borrower Affiliate of any nature whatsoever for the period to which such Financial Statements relate that are required to be disclosed in accordance with the Designated Standard.
(c)
As of the Execution Date or the date of delivery of such Financial Statements pursuant to Section 7.02 (Financial Statements), as applicable, or the respective date of such Financial Statements, whichever is earlier, the relevant Borrower Affiliate shall not have incurred or assumed any liabilities or obligations that would be required to be disclosed in accordance with the Designated Standard and which are not reflected in such Financial Statements or the notes thereto.

Section 6.10 Affiliate Transactions. Except as set forth on Schedule 6.13(e) (Affiliate Transactions) to the LARA, or if after the First Advance Date, to the extent permitted under the

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Financing Documents, the Direct Parent is not a party to any contract or agreement with, nor has any other loan commitment to, any Affiliate.

Section 6.11 Intellectual Property.

(a)
Intellectual Property – General.
(i)
To the extent that it owns any Project IP, each Borrower Affiliate exclusively owns, or has a valid and enforceable license or right to use and sublicense, such Project IP.
(ii)
Each Borrower Affiliate is not in material breach of or default under any Project IP Agreement then in effect. To each Borrower Affiliate’s Knowledge, there are no facts or circumstances that would be reasonably expected (after the giving of notice, the lapse of time, or both) to give rise to any revocation or termination of any Project IP Agreement, or any Borrower Affiliate’s rights or licenses (including sublicenses) to Project IP thereunder.
(iii)
To the extent that it owns any Project IP, each Borrower Affiliate’s right, title and interest in and to all Project IP owned or licensed by such Borrower Affiliate is free and clear of all Liens, except for Permitted Liens.
(b)
Infringement; No Adverse Proceedings.
(i)
Neither any Borrower Affiliate, its business, nor the development, design, engineering, procurement, construction, starting up, commissioning, ownership, operation, use or maintenance of the Project infringe upon, misappropriate or otherwise violate the Intellectual Property of any Person.
(ii)
There is no objection to, challenge to the validity of, or any Adverse Proceeding past, present or pending:
(A)
to which any Borrower Affiliate is a party and no Adverse Proceeding threatened in writing and no written objection (including any demand to take a license to Intellectual Property) against any Borrower Affiliate, alleging any infringement, misappropriation or other violation of the Intellectual Property of any Person:
(1)
by any Borrower Affiliate; or
(2)
with respect to the development, design, engineering, procurement, construction, starting up, commissioning, ownership, use or maintenance of the Project; or
(B)
challenging the validity, enforceability, ownership or use of any Project IP owned by any Borrower Affiliate, or sublicensed by any

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Borrower Affiliate. There are no facts or circumstances that would be reasonably expected to give rise to any such Adverse Proceeding.
(iii)
To each Borrower Affiliate’s Knowledge:
(A)
no Person is infringing, misappropriating or otherwise violating any Project IP owned by any Borrower Affiliate; and
(B)
there is no Adverse Proceeding pending to which any Borrower Affiliate is a party, or threatened, alleging the foregoing.
(c)
Information Technology; Cyber security.
(i)
The information technology (including data communications systems, equipment and devices) that each Borrower Affiliate uses in connection with the Project, or sublicenses or otherwise makes available to the Borrower ("IT System") operates and performs in all material respects as necessary: (A) to permit the Borrower or relevant other Borrower Affiliates to develop, design, engineer, procure, construct, startup, commission, own, operate and maintain the Project; (B) to complete the activities designated to achieve Substantial Completion and Project Completion; and (C) to exercise each Borrower Affiliate’s rights and perform its obligations under the Major Project Documents to which such Borrower Affiliate is a party, as applicable at the relevant time.
(ii)
Each Borrower Affiliate has implemented and maintains, and has caused each other Borrower Affiliate that is its Subsidiary and each Major Project Participant (as applicable) to implement and maintain in connection with the Project, commercially reasonable privacy, information security, cyber security, disaster recovery, business continuity, data backup and incident response plans, policies and procedures consistent with Prudent Industry Practice (including administrative, technical and physical safeguards) designed to protect:
(A)
Sensitive Information from any unauthorized, accidental, or unlawful Processing, loss, destruction, or modification;
(B)
each IT System from any unauthorized or unlawful access, acquisition, use, control, disruption, destruction, or modification; and
(C)
the integrity, security and availability of the Sensitive Information and IT Systems.

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(iii)
In the past five (5) years, neither any Borrower Affiliate, nor to such Borrower Affiliate’s Knowledge, any Person that Processes Sensitive Information on behalf of such Borrower Affiliate in connection with the Project, has suffered any data breaches or other incidents that have resulted in:
(A)
any unauthorized Processing of, any Sensitive Information; or
(B)
any unauthorized access to or acquisition, use, control, disruption or corruption of any of the IT Systems.
(iv)
Each Borrower Affiliate is and, during the past five (5) years, has been, in material compliance with:
(A)
all applicable Data Protection Laws; and
(B)
its contractual obligations, and all binding privacy notices and policies, binding on such Borrower Affiliate and related to the Processing of Sensitive Information.
(v)
In the past five (5) years, no Borrower Affiliate has received:
(A)
any written claims related to any unauthorized Processing (including any ransomware incident), or any loss, theft, corruption, or other misuse of any Personal Information Processed by such Borrower Affiliate; or
(B)
any written notice (including by any Governmental Authority) of any claims, investigations, or alleged violations relating to any Personal Information Processed by such Borrower Affiliate.

Section 6.12 Certain Events.

(a)
No Default, Event of Default or Event of Loss has occurred and is continuing.
(b)
In the case of the Sponsor, B.C. Corp. and the LAC JV Member, no material breach or default has occurred and is continuing under any GM Investment Document.

Section 6.13 No Amendments to Transaction Documents. None of the Transaction Documents to which any Borrower Affiliate is a party has been amended, modified or terminated, except in accordance with or as permitted by the applicable Financing Document or as disclosed to DOE and consented to in writing by DOE.

Section 6.14 No Material Adverse Effect. No event (including any legal, arbitral or other dispute review proceeding or any change in law) has occurred and is continuing that has or could reasonably be expected to have or result in a Material Adverse Effect.

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Section 6.15 Compliance with Applicable Laws; Program Requirements. Each Borrower Affiliate is in compliance in all material respects with, and has conducted its business, operations, assets, equipment, property, leaseholds and other facilities related to the Project in compliance with Applicable Law (including all Program Requirements with respect to the Project), all Required Borrower Affiliate Approvals and its Organizational Documents.

Section 6.16 [Reserved].

Section 6.17 [Reserved].

Section 6.18 Sanctions and Anti-Money Laundering.

(a)
None of the Borrower Affiliates or any of their Affiliates is a Prohibited Person, and each Borrower Affiliate and its directors, officers, employees and, to each Borrower Affiliate’s Knowledge, agents, are, and for the last five (5) years have been, in compliance with all Sanctions.
(b)
No Borrower Affiliate nor any of its respective directors, officers, employees or, to each Borrower Affiliate’s Knowledge, members and agents, is a Prohibited Person.
(c)
None of the Collateral is traded or used, directly or, to any Borrower Affiliate’s Knowledge, indirectly by a Prohibited Person or is located or organized in a Prohibited Jurisdiction.
(d)
Each Borrower Affiliate and its directors, officers, employees and, to each Borrower Affiliate’s Knowledge, agents, are, and for the last five (5) years have been, in compliance with all applicable requirements of Anti-Money Laundering Laws in the United States and any other jurisdiction applicable to it, including as required under the Anti-Money Laundering Laws.
(e)
There are no Adverse Proceedings pending or, to each Borrower Affiliate’s Knowledge, threatened, against or affecting any Borrower Affiliate or its directors, officers, or employees regarding any actual or alleged non-compliance with any Sanctions or Anti-Money Laundering Laws.
(f)
Each Borrower Affiliate has implemented, maintained, and at all times complied with policies and procedures reasonably designed to ensure compliance with all applicable International Compliance Directives and Anti-Money Laundering Laws.

Section 6.19 ERISA.

(a)
Each Borrower Affiliate and each of its ERISA Affiliates have operated the Employee Benefit Plans in compliance with their terms and with all applicable provisions and requirements of the Code, ERISA and all other Applicable Law and have performed all their respective obligations under such plan.

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(b)
Each Employee Benefit Plan has been determined by the Internal Revenue Service to be so qualified or is in the process of being submitted to the Internal Revenue Service for approval or will be so submitted during the applicable remedial amendment period, and nothing has occurred since the date of such determination that would adversely affect such determination (or, in the case of an Employee Benefit Plan with no determination, nothing has occurred that would materially adversely affect such qualification).
(c)
There exists no Unfunded Pension Liabilities with respect to Employee Benefit Plans in the aggregate, taking into account only Employee Benefit Plans with positive Unfunded Pension Liabilities.
(d)
There are no Adverse Proceedings pending against or threatened involving an Employee Benefit Plan (other than routine claims for benefits) or, to any Borrower Affiliate’s Knowledge, any Borrower Affiliate or any ERISA Affiliate, which would reasonably be expected to be asserted successfully against any Employee Benefit Plan and, if so asserted successfully, would reasonably be expected, either singly or in the aggregate, to have a Material Adverse Effect.
(e)
No ERISA Event has occurred or is reasonably expected to occur.
(f)
Except to the extent required under Section 4980B of the Code or comparable state law, no Employee Benefit Plan provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of any Borrower Affiliate or any of its ERISA Affiliates.
(g)
The execution and delivery of this Agreement and the consummation of the transactions contemplated hereunder (or the exercise by DOE of its rights under this Agreement) will not involve any non-exempt transaction that is subject to the prohibitions of Section 406 of ERISA or in connection with which taxes could be imposed pursuant to Section 4975(c)(1)(A)-(D) of the Code.
(h)
(i) The assets of each Borrower Affiliate do not and will not constitute: (A) “plan assets” within the meaning of Section 3(42) of ERISA and DOL Regulations set forth in 29 C.F.R. 2510.3-101; or (B) a Similar Law Plan; and (ii) transactions by or with any Borrower Affiliate are not and will not be subject to state statutes applicable to such Borrower Affiliate regulating investments of fiduciaries with respect to any Similar Law Plan.
(i)
Neither any Borrower Affiliate nor any ERISA Affiliate has ceased operations at a facility so as to become subject to the provisions of Section 4068(a) of ERISA, withdrawn as a substantial employer so as to become subject to the provisions of Section 4063 of ERISA or ceased making contributions to any Employee Benefit Plan subject to Section 4064(a) of ERISA to which it made contributions.
(j)
Neither any Borrower Affiliate nor any ERISA Affiliate has incurred or reasonably expects to incur any liability to the PBGC save for any liability for premiums due

33	Thacker Pass – Affiliate Support Share Retention and Subordination Agreement

in the ordinary course or other liability which would not reasonably be expected to have, either singly or in the aggregate, a Material Adverse Effect.

Section 6.20 Lobbying Restriction. Each Borrower Affiliate is in compliance with all requirements of 31 U.S.C. § 1352, as amended, including the requirement that no proceeds of the Advances be expended by the Borrower or any of its Affiliates to pay any Person for influencing or attempting to influence an officer or employee of any federal agency, a member of the U.S. Congress, an officer or employee of the U.S. Congress, or an employee of a member of the U.S. Congress in connection with the making of the Loan or any other action described in 31 U.S.C. § 1352(a)(2).

Section 6.21 Federal Funding. Except for the DPA Grant, no application has been delivered by any Borrower Affiliate to, and no application is pending review or approval by, any Governmental Authority for allocation of Federal Funding to the Project.

Section 6.22 No Federal Debt Delinquency or Indebtedness.

(a)
There is no judgment Lien against any Borrower Affiliate, or any of their respective Property for Indebtedness owed to the United States or any other creditor.
(b)
There is no Indebtedness of any Borrower Affiliate (other than a debt under the Code) owed to the United States or any Governmental Authority thereof that is in delinquent status, as the term “delinquent status” is defined in 31 C.F.R. 285.13(d), including any Tax liabilities, except to the extent such delinquency has been resolved with the appropriate Governmental Authority in accordance with Applicable Law.

Section 6.23 Sufficient Funds. The remaining Loan Commitment Amount, the remaining Equity Funding Commitment, and, with respect to any date on which this representation is made which is an Advance Date, the amount of the requested Advance are, collectively, sufficient to pay all remaining Project Costs (including any reasonably expected Cost Overruns) in accordance with the then-applicable Construction Budget and Integrated Project Schedule and to achieve Substantial Completion by the Substantial Completion Longstop Date and Project Completion by the Project Completion Longstop Date.

Section 6.24 No Immunity. No Borrower Affiliate nor any of its assets is entitled to immunity in any jurisdiction in which judicial proceedings may at any time be commenced with respect to this Agreement or any other Transaction Document.

Section 6.25 No Fraudulent Intent. Neither the execution and delivery of this Agreement or any of the other Transaction Documents to which any Borrower Affiliate is a party nor the performance of any actions required hereunder or thereunder is being undertaken by any Borrower Affiliate with or as a result of any actual intent by any Borrower Affiliate to hinder, delay or defraud any entity to which any Borrower Affiliate is now or will hereafter become indebted.

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Section 6.26 Disclosure.

(a)
The statements and information contained in the Financing Documents, taken together with all documents, reports or other written information pertaining to the Project that have been furnished by or on behalf of any Borrower Affiliate to DOE or any Secured Party Advisor from time to time, are true and correct in all material respects and do not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not materially misleading at the time they were made.
(b)
There are no facts, documents or agreements that have not been disclosed by any Borrower Affiliate to DOE in writing that (i) could reasonably be expected to be material to DOE’s decision to enter into this Agreement or the transactions contemplated hereby or to authorize any Advance or (ii) that could otherwise reasonably be expected to materially and adversely alter or affect the Project.

Section 6.27 Regulation. The Sponsor and each other Borrower Affiliate (a) is not subject to, or is exempt from, regulation as a “holding company” under PUHCA in accordance with 18 C.F.R. § 366.3; or (b) has notified FERC of its status as a “holding company” under 18 C.F.R. § 366.4 or is an “associate company” under 18 C.F.R. § 366.1, and is in material compliance with all relevant requirements of PUHCA, the FPA, and FERC’s regulations. In addition, the Sponsor and each other Borrower Affiliate either is (i) not subject to, or is exempt from, rate, financial and/or organizational regulation as a “public utility”, “public service company”, “electric company” or similar entity under the laws of any State or territory of the United States in which the Project is located (provided, that the Sponsor and each other Borrower Affiliate is, or may be, subject to regulation of contracting or marketing by a public utility commission), or (ii) subject to such rate, financial and/or organizational regulation and compliant in all material respects with the laws of the relevant State or territory of the United States and the regulations of the PUCN.

Section 6.28 Fees and Enforcement. Other than amounts that have been paid in full or with respect to which arrangements satisfactory to DOE have been made, no fees or Taxes including documentary, stamp, transaction, registration or similar Taxes are required to have been paid to ensure the legality, validity, enforceability, priority or admissibility into evidence in applicable jurisdictions of any Transaction Document to which any Borrower Affiliate is a party.

Section 6.29 Anti-Corruption Laws.

(a)
Each Borrower Affiliate and its directors, officers, employees and, to the Sponsor’s Knowledge, agents, are, and for the last five (5) years have been, in compliance with all Anti-Corruption Laws.
(b)
There are no Adverse Proceedings pending or, to the Sponsor’s Knowledge, threatened against any Borrower Affiliate or their respective directors, officers or employees regarding any actual or alleged non-compliance with any Anti-Corruption Laws.

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(c)
Each Borrower Affiliate has not, and each of its directors, officers, employees and, to such Borrower Affiliate’s Knowledge, agents, has not made, offered or promised to make, provided or paid any unlawful contributions, entertainment or anything of value to any local or foreign official, foreign political party or party official or any candidate for foreign political office:
(i)
in order to influence any act or decision of any foreign official, foreign political party, party official or candidate for foreign political office in his or her official capacity, including a decision to fail to perform his or her official functions;
(ii)
to secure an unlawful or improper advantage; or
(iii)
with the intent to induce the recipient to misuse his or her official position to direct business wrongfully to any Borrower Affiliate or any of its Affiliates or to any other Person, in violation of any applicable Anti-Corruption Law.

Section 6.30 Corporate Matters. Schedule C (Location of Books and Records) accurately lists:

(a)
the location of each Borrower Affiliate’s books and records; and
(b)
the location of each Borrower Affiliate’s chief executive offices and chief operating offices.

Section 6.31 [Reserved].

Section 6.32 Minimum Liquidity Requirement. As of each Calculation Date, the Sponsor is in compliance with the Minimum Liquidity Requirement.

ARTICLE VII

AFFIRMATIVE COVENANTS

Each Borrower Affiliate, as applicable, covenants and agrees for the benefit of the Secured Parties that, unless otherwise agreed in writing with DOE, and until the Release Date:

Section 7.01 Financial Covenants. Until the first anniversary of the First Principal Payment Date, the Sponsor shall maintain at all times an aggregate amount of unrestricted (other than subject to a Lien in favor of the Collateral Agent) cash and Cash Equivalents equal to at least one hundred (100%) of the Dollar amount required for the Sponsor to meet its aggregate remaining selling, general and administrative obligations until the first anniversary of the First Principal Payment Date in accordance with the “LNC Non-Thacker Pass Costs” tab of the Base Case Financial Model; provided, however, that solely in the event that the First Advance Date does not occur on or prior to October 1, 2025, and has not subsequently occurred, the Sponsor shall not, during the period beginning on October 1, 2025, and ending substantially concurrently with the First Advance Date (but in any event no later than five (5) Business Days following the First

36	Thacker Pass – Affiliate Support Share Retention and Subordination Agreement

Advance Date), be required to maintain an aggregate amount of unrestricted (other than subject to a Lien in favor of the Collateral Agent) cash and Cash Equivalents equal to at least one hundred (100%) of the Dollar amount required for the Sponsor to meet its aggregate remaining selling, general and administrative obligations until the first anniversary of the First Principal Payment Date in accordance with the “LNC Non-Thacker Pass Costs” tab of the Base Case Financial Model (the “Minimum Liquidity Requirement”).

Section 7.02 Financial Statements. At its own expense, each Sponsor Entity shall furnish or cause to be furnished to DOE by an Acceptable Delivery Method (unless otherwise noted), with a reproduction of the signatures where required, the following items (provided, that if any of the following is delivered under the LARA, such delivery shall satisfy the requirements of this Section 7.02 (Financial Statements):

(a)
Annual Financial Statements. With respect to the LAC-GM Joint Venture, the Direct Parent and, until the Sponsor Cut-Off Date, the LAC JV Member, B.C. Corp. and the Sponsor, as soon as available, but in any event within ninety (90) days following each Sponsor Entity’s Fiscal Year end:
(i)
Financial Statements of such Sponsor Entity for such Fiscal Year (in the case of (x) the LAC-GM Joint Venture, the LAC JV Member, B.C. Corp. and the Sponsor, audited and on a consolidated basis and (y) the Direct Parent, unaudited and in summary format);
(ii)
each Compliance Certificate as required by clause (c) (Compliance Certificates) below; and
(iii)
with respect to the LAC-GM Joint Venture, the LAC JV Member, B.C. Corp. and the Sponsor only, a report on such Financial Statements of the Sponsor’s Auditor, which report shall:
(A)
be unqualified as to going concern and scope of audit;
(B)
subject to changes in professional auditing standards from time to time, contain a statement to the effect that such Financial Statements fairly present, in all material respects, the consolidated financial condition of the Sponsor and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the period indicated in conformity with the Designated Standard applied on a basis consistent with prior years (except as otherwise disclosed in such Financial Statements); and
(C)
state that the examination by the Sponsor’s Auditor in connection with such Financial Statements has been made in accordance with generally accepted auditing standards.
(b)
Quarterly Financial Statements. With respect to the LAC-GM Joint Venture, the Direct Parent and, until the Sponsor Cut-Off Date, the LAC JV Member, B.C. Corp.

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and the Sponsor, as soon as available, but in any event within, in the case of (x) the LAC-GM Joint Venture and the Direct Parent, sixty (60) days following the end of each fiscal quarter of each Fiscal Year of such Sponsor Entity and (y) the Sponsor, the LAC JV Member and B.C. Corp., forty-five (45) days following the end of each of the first three fiscal quarters of the Sponsor’s Fiscal Year and sixty (60) days after the fourth fiscal quarter of the Sponsor’s Fiscal Year:
(i)
unaudited Financial Statements of such Sponsor Entity for such fiscal quarter;
(ii)
each Compliance Certificate as required by clause (c) (Compliance Certificates) below; and
(iii)
with respect to the Sponsor only, true and correct copies of bank statements of the Sponsor and such other evidence as may be required by DOE to demonstrate the Sponsor’s compliance with the Minimum Liquidity Requirement pursuant to this Section 7.01 (Financial Covenants).
(c)
Compliance Certificates. Concurrently with any delivery of Financial Statements pursuant to this Section 7.02 (Financial Statements), a certificate (a “Compliance Certificate”) of a Financial Officer of the relevant Sponsor Entity substantially in the form of the document attached as Exhibit A (Form of Compliance Certificate), which certificate shall:
(i)
until the Sponsor Cut-Off Date and with respect to the Sponsor only, set forth computations in reasonable detail satisfactory to DOE demonstrating whether or not the Sponsor is in compliance with the Minimum Liquidity Requirement and Section 7.01 (Financial Covenants) and, if the Sponsor is not in compliance with the Minimum Liquidity Requirement, include a reasonably detailed description of how the Sponsor will raise additional capital in an aggregate amount sufficient to meet its obligations in accordance with the Base Case Financial Model during such period, which proposal shall be reasonably satisfactory to DOE;
(ii)
certify that no Default or Event of Default has occurred, or, if such certification cannot be made, the nature and period of existence of such Default or Event of Default and what corrective action such Sponsor Entity has taken or proposes to take with respect thereto; and
(iii)
in the case of each Compliance Certificate delivered concurrently with annual Financial Statements pursuant to Section 7.02(a) (Annual Financial Statements):
(A)
certify that such Financial Statements fairly present, in all material respects, the financial condition of such Sponsor Entity as at the dates indicated and the results of its operations and its cash flows for

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the periods indicated, in each case in conformity with the Designated Standard applied on a basis consistent with prior years;
(B)
either confirm that there has been no material change in the information set forth in the Schedules attached hereto since the date thereof or the date of the most recent certificate delivered pursuant to this Section 7.02 (Financial Statements) or, if such confirmation cannot be made, identify such changes; and
(C)
contain a written statement stating any material changes, if any, within the Designated Standard used to prepare the applicable Financial Statements or in the application thereof since the date of the previous certification and describing the effect of any such changes on such Financial Statements accompanying such certificate.

Section 7.03 Notices. Promptly, but in any event within five (5) Business Days after any Borrower Affiliate obtains Knowledge thereof or information pertaining thereto, such Borrower Affiliate shall furnish or cause to be furnished to DOE, at such Borrower Affiliate’s expense, by an Acceptable Delivery Method, and if requested by FFB or DOE on behalf of FFB, to FFB by email to FFB_Admin@treasury.gov, with a reproduction of the signatures where required, written notice of the following items; provided, that these notices may be satisfied if provided by the Borrower pursuant to the LARA:

(a)
any change to the board of directors of any Borrower Affiliate (in the case of the Sponsor, until the Sponsor Cut-Off Date);
(b)
any management letter or other material communications received by any Borrower Affiliate (in the case of the Sponsor, until the Sponsor Cut-Off Date) from the Sponsor’s Auditor in relation to its financial, accounting and other systems, management or accounts or the Project;
(c)
any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect (provided, that if such notice is delivered under the LARA, such delivery shall satisfy the requirements in this Section 7.03(c) (Notices));
(d)
any Adverse Proceeding pending or threatened against or affecting any Borrower Affiliate, any of their respective property or any other third party that could reasonably be expected to impact the Project (provided, that if any such notice of any Adverse Proceeding is delivered under the LARA, such delivery shall satisfy the requirements in this Section 7.03(d) (Notices)); and

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(e)
any event that constitutes a Default or Event of Default, specifying the nature thereof, together with a certificate of a Responsible Officer of such Borrower Affiliate indicating the steps such Borrower Affiliate has taken or proposes to take to remedy the same (provided, that if any such notice is delivered under the LARA, such delivery shall satisfy the requirements in this Section 7.03(e) (Notices)).

Section 7.04 Other Information. At its own expense, each Borrower Affiliate shall furnish or cause to be furnished to DOE by an Acceptable Delivery Method, and, if requested by FFB or DOE on behalf of FFB, with a reproduction of the signatures where required, the following items:

(a)
Information Pertaining to Banks Providing Equity Support L/Cs. As soon as available, but, in any event, no later than one (1) Business Day after any Sponsor Entity (in the case of the Sponsor, until the Sponsor Cut-Off Date) obtains Knowledge that any bank issuing any Equity Support L/C delivered pursuant to this Agreement has ceased to be an Acceptable Bank.
(b)
KYC. Any change in the information provided prior to the Execution Date that would result in a change to the list of KYC Parties; provided, that information regarding entities that are shareholders of the Sponsor’s shareholders shall be limited to information that is publicly available or otherwise available to the Sponsor.
(c)
Other Information. Promptly upon request (and in the case of the Sponsor, until the Sponsor Cut-Off Date), such other information or documents as DOE reasonably requests.

Section 7.05 Existence; Conduct of Business.

(a)
Each Borrower Affiliate shall maintain and preserve:
(i)
its legal existence; and
(ii)
all of its licenses, rights, privileges and franchises material to the conduct of its business and the Project.
(b)
Except as otherwise permitted hereunder, each Borrower Affiliate shall, and shall cause each Borrower Affiliate that is its Subsidiary to, preserve and maintain good and marketable title to or leasehold interest in or rights to all of its property, including its Collateral.
(c)
The Sponsor shall cause B.C. Corp., the LAC JV Member, the LAC-GM Joint Venture and the Direct Parent to fully comply with the restrictions set forth in Section 4.01 (Prohibition on Transfers of Equity Interests) and Section 4.02 (Effect of Prohibited Transfers).

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(d)
B.C. Corp. shall cause the LAC JV Member, the LAC-GM Joint Venture and the Direct Parent to fully comply with the restrictions set forth in Section 4.01 (Prohibition on Transfers of Equity Interests) and Section 4.02 (Effect of Prohibited Transfers).
(e)
The LAC JV Member shall cause the LAC-GM Joint Venture and the Direct Parent to fully comply with the restrictions set forth in Section 4.01 (Prohibition on Transfers of Equity Interests) and Section 4.02 (Effect of Prohibited Transfers).
(f)
The LAC-GM Joint Venture shall cause the Direct Parent to fully comply with the restrictions set forth in Section 4.01 (Prohibition on Transfers of Equity Interests) and Section 4.02 (Effect of Prohibited Transfers).

Section 7.06 Books, Records and Inspections; Accounting and Auditing Matters.

(a)
Each Borrower Affiliate shall, and shall cause each Borrower Affiliate that is its Subsidiary to:
(i)
keep proper records and books of account in which full, true and correct entries in accordance with the Designated Standard and all Applicable Laws are made in respect of all dealing and transactions relating to the business and activities of itself and each such Borrower Affiliate;
(ii)
maintain adequate internal controls, reporting systems, IT Systems and cost control systems that are designed to ensure that itself and each such Borrower Affiliate satisfies its obligations under the Financing Documents and:
(A)
for overseeing the financial operations of itself and each such Borrower Affiliate, including its cash management, accounting and financial reporting;
(B)
for overseeing its and each such Borrower Affiliate‘s relationship with DOE and the Sponsor’s Auditor;
(C)
for promptly identifying any Cost Overruns;
(D)
for maintaining such records as are necessary to facilitate an effective and accurate audit and performance evaluation of the Project as required by the Program Requirements; and
(E)
for compliance with securities, corporate and other applicable law regarding adoption of a code of ethics and auditor independence; and

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(iii)
record, store, maintain, and operate its records, systems, controls, data and information using means (including any electronic, mechanical or photographic process, whether computerized or not) that are under its exclusive ownership and direct control (including all means of access thereto and therefrom).
(b)
Each Borrower Affiliate shall, and shall cause each of its Subsidiaries that is a Borrower Affiliate to:
(i)
consult and cooperate with the Secured Parties and the Secured Party Advisors regarding the Project upon DOE’s request;
(ii)
permit officers and designated representatives of Secured Parties, any agent of any of the foregoing, and the Secured Party Advisors to visit and inspect the Project and any other facilities and properties of itself and each such Borrower Affiliate;
(iii)
provide to officers and designated representatives of the Secured Parties, any agent of any of the foregoing, the Comptroller General and the Secured Party Advisors:
(A)
access to any of its pertinent books, documents, papers and records of itself and each such Borrower Affiliate for the purpose of audit, examination, inspection and monitoring upon reasonable notice and at reasonable times during normal business hours, and to examine and discuss the affairs, finances and accounts of itself and each such Borrower Affiliate with the representatives of itself and each such Borrower Affiliate; and
(B)
such access rights as are required by the Program Requirements, including access to the Project Site and ancillary facilities (and allowing the officers and designated representatives of the Secured Parties and the Comptroller General to discuss its each such Borrower Affiliate’s and and its Subsidiaries’ affairs, finances and accounts with its and each such Borrower Affiliate’s officers) for the purpose of monitoring the performance of the Project;
(iv)
afford proper facilities for such inspections, and shall make copies (at the Sponsor’s expense) of any records that are subject to such inspection; and
(v)
subject to the Borrower’s protection of confidential information and Trade Secrets described in Section 7.02(b) (Protection of Project IP) of the LARA, make available to the Secured Parties all information related to the Project, including all patents, technology and proprietary rights owned or controlled by, or licensed to, itself and each such Borrower Affiliate and utilized in the development, design, engineering, procurement, construction, starting up, commissioning, operation or maintenance of the

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Project, as may be reasonably necessary in order to determine the technical progress, soundness of financial condition, compliance with Environmental Law, adequacy of health and safety conditions and all other matters with respect to the Project.
(c)
Until the Sponsor Cut-Off Date, the Sponsor shall:
(i)
authorize the Sponsor’s Auditor to communicate directly with DOE, FFB and the Comptroller General at any time regarding any Agreed-Upon Procedures Report and its accounts and operations relating thereto; and
(ii)
in the event that Sponsor’s Auditor should cease to be the auditor of the Sponsor for any reason, promptly, but in any event no later than five (5) Business Days after the occurrence thereof, notify DOE of such change in Sponsor’s Auditor and the reason therefor, and it shall appoint and maintain another firm of independent public accountants that satisfy the conditions set forth herein to qualify as its Sponsor’s Auditor.
(d)
Each of the Direct Parent and, until the Sponsor Cut-Off Date, the Sponsor, shall disclose in writing to its outside auditors and audit committee and shall promptly, but in any event no later than five (5) Business Days, provide copies thereof to DOE of:
(i)
any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect its ability to record, process, summarize and report financial information; and
(ii)
any fraud, whether or not material, that involves management or other employees who have a significant role in its internal controls over financial reporting.

Section 7.07 Compliance with Applicable Laws. Each Borrower Affiliate shall, and shall cause each of its Subsidiaries that is a Borrower Affiliate to:

(a)
comply with, and conduct its business, operations, assets, equipment, property, leaseholds, and other facilities in compliance with (i) all Environmental Laws and all Required Borrower Affiliate Approvals and (ii) subject to clause (b) below, in all material respects with all other Applicable Law (including securities laws (including Rule S-K 1300 of the SEC));
(b)
comply with all applicable requirements of all Anti-Corruption Laws, Anti-Money Laundering Laws and all Sanctions, and maintain proper operating and credit policies and procedures (including, “know your customer” and anti-money laundering policies) to ensure, inter alia, proper credit, risk and conflicts of interest management in connection therewith;

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(c)
procure all applicable Required Borrower Affiliate Approvals at or prior to such time as they are required or necessary, and maintain and comply with all such Required Borrower Affiliate Approvals; and
(d)
ensure that the Project is operated in compliance with all applicable Environmental Laws and that the Project is not operated in any manner that would pose a hazard to public health or safety or to the environment, including all reclamation requirements in respect of the Project Site.

Section 7.08 Compliance with Debarment Regulations. Each Borrower Affiliate shall, and shall cause each of its Subsidiaries that is a Borrower Affiliate to, provide prompt written notice (including a brief description) to DOE if at any time it learns that the representations made with respect to Debarment Regulations were erroneous when made or have become erroneous by reason of changed circumstances.

Section 7.09 Tax, Duties, Expenses and Liabilities.

(a)
Each Borrower Affiliate shall pay or cause to be paid on or before the date payment is due:
(i)
all Taxes (including stamp taxes), duties, fees, Secured Party Expenses, or other charges payable on or in connection with the execution, issue, delivery, registration, or notarization, or for the legality, validity, or enforceability, of the Transaction Documents to which such Borrower Affiliate is a party (other than those Taxes that it is contesting in accordance with the Permitted Contest Conditions and Taxes imposed with respect to an assignment by FFB); provided, that such Borrower Affiliate shall promptly pay any valid, final judgment rendered upon the conclusion of any relevant Adverse Proceeding enforcing any Tax and cause it to be satisfied of record; and
(ii)
all claims, levies or liabilities (including claims for labor, services, materials and supplies) for sums that have become due and payable and that have or, if unpaid, might become a Lien (other than a Permitted Lien) upon the Property of such Borrower Affiliate (or any part thereof).
(b)
Each Borrower Affiliate shall file all material tax returns required by Applicable Laws to be filed by it and shall pay or cause to be paid on or before the date payment is due:
(i)
all income Taxes that are shown to have become due pursuant to such tax returns; and
(ii)
all other material Taxes and assessments required to be paid by it (other than those Taxes that it contests in accordance with the Permitted Contest Conditions).

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(c)
Each Borrower Affiliate shall duly and punctually pay and discharge its obligations in respect of any Permitted Indebtedness when due, subject to the terms and conditions of this Agreement and the other Financing Documents.
(d)
To the extent the satisfaction of such requirements is within the control of such Borrower Affiliate, each Borrower Affiliate shall satisfy the relevant requirements of the Code to qualify sales of the Product for the Tax Credits and preserve the ability of the LAC-GM Joint Venture (or its successor) to transfer the Tax Credits under Section 6418 of the Code or elect a direct payment under Section 6417 of the Code.
(e)
Each Borrower Affiliate shall pay, and shall protect, indemnify and hold harmless the Borrower from and against (and shall reimburse the Borrower for) any and all liabilities to which the Borrower may become subject arising out of or relating to any or all of the following: (i) all obligations of the Borrower to the U.S. Department of the Treasury or any other Person arising from the Tax Credits or any failure to qualify sales of the Product for the Tax Credits or arising in connection with the transfer or under Section 6418 of the Code of, or direct payment under Section 6417 of the Code with respect to, the Tax Credits; and (ii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by any third party or otherwise, and regardless of whether the Borrower is a party thereto, together with the fees of counsel and third-party consultants selected by the Borrower incurred in connection with any investigation, litigation or other proceeding or in connection with enforcing the provisions of this Section 7.09(e) (Tax, Duties, Expenses and Liabilities); provided, that Borrower Affiliates shall not be liable to Borrower under this Section 7.09(e) (Tax, Duties, Expenses and Liabilities) to the extent Tax Credits are not available or are available in amounts less than projected. Any amounts payable by any Borrower Affiliate pursuant to this Section 7.09(e) (Tax, Duties, Expenses and Liabilities) shall be payable on demand. The Borrower shall not be obliged to pursue first any recovery under any other indemnity or reimbursement obligation before seeking recovery under the indemnification and reimbursement obligations of the Borrower Affiliate under this Section 7.09(e) (Tax, Duties, Expenses and Liabilities), which shall survive the Release Date.
(f)
Each Borrower Affiliate forever releases and discharges the Borrower, and its successors, assignees, agents, officers, directors, members, advisors, attorneys and employees from any and all claims, suits, demands, accounts or causes of action any Borrower Affiliate may have against the Borrower or its successors, assignees, agents, officers, directors, members, advisors, attorneys and employees, whether arising out of, in connection with or otherwise relating to, directly or indirectly, the Tax Credits, all obligations of such Borrower Affiliate to the U.S. Department of the Treasury or any other Person arising from the Tax Credits or any failure to qualify sales of the Product for the Tax Credits or arising in connection with the transfer under Section 6418 of the Code of, or the direct payment under Section

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6417 of the Code with respect to, the Tax Credits. This Section 7.09(f) (Tax, Duties, Expenses and Liabilities) shall survive the Release Date.

Section 7.10 Public Statements. Each Borrower Affiliate shall, and shall cause each of its Subsidiaries that is a Borrower Affiliate to, coordinate with DOE in connection with all public statements regarding the Project; provided, that this covenant shall not apply to advertisements and shall not restrict announcements by the Sponsor that:

(a)
do not involve the Project or the financing thereof by DOE;
(b)
are required by Applicable Law or national stock exchange rules; or
(c)
are routinely made to Governmental Authorities.

Section 7.11 Compliance with Program Requirements. Each Borrower Affiliate shall, and shall cause each of its Subsidiaries that is a Borrower Affiliate to, comply with all applicable Program Requirements in connection with the Project.

Section 7.12 Lobbying Requirements. Each Borrower Affiliate shall, and shall cause each of its Subsidiaries that is a Borrower Affiliate to, comply with all requirements of 31 U.S.C. § 1352, as amended, including the requirement that no proceeds of any Advance be expended by any Borrower Entity to pay any Person for influencing or attempting to influence an officer or employee of any federal agency, a member of the U.S. Congress, an officer or employee of the U.S. Congress, or an employee of a member of the U.S. Congress in connection with the making of the Loan or any other action described in 31 U.S.C. § 1352(a)(2).

Section 7.13 Cargo Preference Act. Each Borrower Affiliate shall, and shall cause each of its Subsidiaries that is a Borrower Affiliate to, comply with the Cargo Preference Act of 1954, as amended, and all related implementing regulations with respect to the Project, unless it has entered into an agreement with the United States Maritime Administration with respect to such compliance, in which case it shall comply with such agreement.

Section 7.14 ERISA. Each Borrower Affiliate shall (and shall cause each its respective ERISA Affiliates to):

(a)
maintain all Employee Benefit Plans that are presently in existence or may, from time to time, come into existence, in compliance with the terms of any such Employee Benefit Plan, ERISA, the Code and all other Applicable Laws; and
(b)
make or cause to be made contributions to all Employee Benefit Plans in a timely manner and, with respect to Pension Plans and Multiemployer Plans, in a sufficient amount to comply with the requirements of Sections 302 and 303 of ERISA and Sections 412 and 430 of the Code.

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Section 7.15 Direct Parent’s Activities. The Sponsor shall:

(a)
cause the Direct Parent not to, and the Direct Parent shall not, enter into any business, operations or activities other than:
(i)
holding all of the Equity Interests of the Borrower;
(ii)
the performance of its obligations in connection with the Financing Documents;
(iii)
activities incidental to the consummation of the transactions contemplated therein; and
(iv)
activities incidental to the maintenance and continuance of each of the foregoing; and
(b)
cause the Direct Parent not to, and the Direct Parent shall not, own or acquire any assets (other than Equity Interests of the Borrower, Permitted Subordinated Loans to the Borrower, cash and Cash Equivalents) or incur any liabilities or permit to be created on its property any Liens (other than liabilities under and Liens created by the Financing Documents, subordinated loan and other liabilities expressly permitted to be incurred by it by the terms hereof and liabilities imposed by law, including tax liabilities and other liabilities incidental to its existence and business and activities permitted by this Agreement).

Section 7.16 Proper Legal Form. Each Borrower Affiliate shall take all action required by Applicable Law or, in the reasonable opinion of DOE, advisable, to ensure that each Transaction Document to which it is a party remains in full force and effect and in proper legal form for the enforcement thereof against it in the jurisdiction applicable to the performance of its obligations thereunder.

Section 7.17 Performance of Obligations. Each Borrower Affiliate (in the case of each of the Sponsor, B.C. Corp. and the LAC JV Member, until the Sponsor Cut-Off Date) shall:

(a)
perform and observe all (i) of its material covenants and obligations contained in any Required Borrower Affiliate Approval or any Major Project Document to which it is a party and (ii) of its covenants and obligations in any Project Document to which it is a party that is not a Major Project Document, to the extent that the failure to do so could reasonably be expected to have a Material Adverse Effect;
(b)
take all commercially reasonable and necessary action to prevent the termination, suspension, cancellation or major modification of any Required Borrower Affiliate Approval or any Financing Document or any Project Document to which it is a party (except, with respect to any Project Document to which it is a party that is not

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a Major Project Document, to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect), except for:
(i)
the expiration of any Financing Document, any Required Borrower Affiliate Approval or any Project Document in accordance with its terms and not as a result of a breach or default thereunder by such Borrower Affiliate; and
(ii)
the termination or cancellation of any Project Document that such Borrower Affiliate replaces as permitted under the applicable Financing Document.

Section 7.18 Know Your Customer Information. Each Borrower Affiliate shall provide DOE and the Collateral Agent any information reasonably requested or required by DOE or the Collateral Agent under or in connection with International Compliance Directives and Anti-Money Laundering Laws.

Section 7.19 Bankruptcy Remoteness.

(a)
The Direct Parent shall ensure that it remains a bankruptcy-remote, single-purpose entity at all times and shall do all things necessary to maintain its corporate existence separate and apart from any other Borrower Entity.
(b)
Each Sponsor Entity shall ensure that each of the other Borrower Entities do all things necessary to maintain their corporate existences separate and apart from any other Person other than each other Borrower Entity.

Section 7.20 Prohibited Persons.

(a)
If any Principal Person of any Borrower Affiliate becomes (whether through a transfer or otherwise) a Prohibited Person, such Borrower Affiliate shall remove or replace such Principal Person with a Person or entity reasonably acceptable to DOE within thirty (30) days from the date that such Borrower Affiliate knew or should have known that such Principal Person became a Prohibited Person.
(b)
If any Borrower Affiliate or, to such Borrower Affiliate’s Knowledge, any Major Project Participant that is a party to any Major Project Document to which a Borrower Affiliate is a party or any of their respective Principal Persons becomes (whether through a transfer or otherwise) a Prohibited Person, within thirty (30) days of obtaining actual knowledge that such Person has become a Prohibited Person, such Borrower Affiliate shall engage and continue to engage in good faith discussions with DOE regarding the removal or replacement of such Person or, if such removal or replacement is not reasonably feasible, the implementation of other mitigation measures acceptable to DOE.

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(c)
The internal management and accounting practices and controls of each Borrower Affiliate shall at all times be adequate to ensure that each Borrower Affiliate and each Principal Person thereof:
(i)
does not become a Prohibited Person; and
(ii)
complies with all applicable International Compliance Directives.

Section 7.21 International Compliance Directives.

(a)
Each Borrower Affiliate shall, and shall cause each of its Subsidiaries that is a Borrower Affiliate to, comply with all International Compliance Directives.
(b)
If any Principal Person of any Borrower Affiliate fails to comply with any International Compliance Directive, such Borrower Affiliate shall remove or replace such Principal Person with a Person or entity reasonably acceptable to DOE within thirty (30) days from the date that such Borrower Affiliate knew or should have known of such violation; provided, that in the case where a Principal Person fails to comply with any International Compliance Directive, such removal or replacement by such Borrower Affiliate pursuant to this Section 7.21 (International Compliance Directives) shall occur only to the extent permitted by applicable Sanctions or otherwise authorized by OFAC.
(c)
If any Borrower Affiliate or, to such Borrower Affiliate’s Knowledge, any Major Project Participant that is a party to any Major Project Document to which a Borrower Affiliate is a party or any of their respective Principal Persons fails to comply with any applicable International Compliance Directive, such Borrower Affiliate shall, within thirty (30) days of obtaining actual knowledge that such Person has so failed to comply, engage and continue to engage in good faith discussions with DOE regarding the removal or replacement of such Person or, if such removal or replacement is not reasonably feasible, the implementation of other mitigation measures.

Section 7.22 Audit Reports. At its own expense, the LAC-GM Joint Venture and, until the Sponsor Cut-Off Date, each of the LAC JV Member, B.C. Corp. and the Sponsor shall furnish or cause to be furnished to DOE by an Acceptable Delivery Method, with a reproduction of the signatures where required, and as soon as available, but, in any event, within ten (10) Business Days after the receipt thereof by such Sponsor Entity, copies of all other material annual or interim reports submitted to such Sponsor Entity by the Sponsor’s Auditor.

Section 7.23 Adverse Proceedings; Defense of Claims. Each Borrower Affiliate (in the case of each of the Sponsor, B.C. Corp., the LAC JV Member and the LAC-GM Joint Venture, until the Sponsor Cut-Off Date) shall provide DOE with rights to review, with appropriate restrictions to protect against the waiver of any relevant privileges, including any attorney-client privilege, controlled by such Borrower Affiliate, drafts of any submissions that such Borrower Affiliate has prepared for filing in any court or with any regulatory body in connection with material proceedings to which such Borrower Affiliate is or is seeking to become a party; provided, that this obligation shall not apply to any such proceedings between any Borrower Affiliate and any Secured Party.

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Section 7.24 Further Assurances.

(a)
Each Borrower Affiliate shall execute and deliver, from time to time, as reasonably requested by DOE or the Collateral Agent at its own expense, such other documents as shall be necessary or advisable or that DOE and the Collateral Agent may reasonably request in connection with the rights and remedies of DOE and the Collateral Agent granted or provided for by the Transaction Documents and to consummate the transactions contemplated therein.
(b)
Each Borrower Affiliate shall, at its own expense, take all actions that have been or shall be requested by DOE, the Collateral Agent or that it knows are necessary to establish, maintain, protect, perfect and continue the perfection of the First Priority (subject to Permitted Liens) security interests of the Secured Parties created by the Security Documents and shall furnish timely notice of the necessity of any such action, together with such instruments, in execution form, and such other information as may be required or reasonably requested to enable any appropriate Secured Party to effect any such action.

Section 7.25 Intellectual Property.

(a)
Acquisition and Maintenance of Project IP. Each Borrower Affiliate shall, and shall cause each of its Subsidiaries that is a Borrower Affiliate to, acquire and at all times maintain ownership of, or obtain and maintain rights (including under the Project IP Agreements) to use, all Intellectual Property that:
(i)
such Borrower Affiliate uses to develop, design, engineer, procure, construct, startup, commission, own, operate and maintain the Project and to complete the activities designated to be completed to achieve Project Completion;
(ii)
such Borrower Affiliate sublicenses or otherwise makes available to the Borrower; or
(iii)
with respect to any Borrower Entity, is necessary to exercise its respective rights and perform their respective obligations under the Major Project Documents.
(b)
Protection of Project IP. Each Borrower Affiliate shall, and shall cause each of its Subsidiaries that is a Borrower Affiliate to, take all commercially reasonable steps to:
(i)
protect, enforce, preserve and maintain its rights, title or interests in and to the Project IP, including:
(A)
preserving its rights and licenses under the Project IP Agreements; and

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(B)
maintaining and pursuing any application, registration or issuance for Project IP owned by it, which it, in its reasonable business judgment, believes should be maintained and pursued;
(ii)
protect the secrecy and confidentiality of all confidential information and Trade Secrets included in the Project IP, or with respect to which it has any confidentiality obligation, including by requiring all current and former employees, consultants, licensees, vendors and contractors to execute appropriate confidentiality agreements; and
(iii)
comply in all material respects with the terms and conditions of the Project IP Agreements and any other agreement granting a license to material Intellectual Property used in the Project. If:
(A)
any Project IP owned by it, or licensed under any Project IP Agreement by or to it, becomes, as applicable:
(1)
abandoned, lapsed, dedicated to the public or placed in the public domain;
(2)
invalid or unenforceable; or
(3)
subject to any adverse action or proceeding before any intellectual property office or registrar; and
(B)
the foregoing, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect, then, after any Borrower Affiliate obtains Knowledge thereof, it shall notify DOE thereof in accordance with Section 8.03(g) (Notices) of the LARA.
(c)
Protection Against Infringement. In the event that any Borrower Affiliate has Knowledge of any breach or violation of any of the terms or conditions of any Project IP Agreement or that any material Project IP owned by it or any other Borrower Affiliate is infringed, misappropriated or otherwise violated by any Person, it shall:
(i)
take actions or inactions that are, in its reasonable judgment, appropriate under the circumstances (taking into account Applicable Law with respect to such infringement, misappropriation or other violation), and protect its and their rights in such Project IP; and
(ii)
after it obtains Knowledge of such infringement, misappropriation or other violation, notify, or shall cause each of its Subsidiaries that is a Borrower Entity to notify, DOE thereof in accordance with Section 8.03(g) (Notices) of the LARA.

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(d)
Notice of Alleged Infringement. In the event that any Borrower Affiliate has Knowledge of any Adverse Proceeding in which it is alleged that it, any other Borrower Entity, their respective businesses, or the development, design, engineering, procurement, construction, starting up, commissioning, ownership, operation, use or maintenance of the Project, is infringing, misappropriating or otherwise violating any Intellectual Property of any Person, such Borrower Affiliate shall, or shall cause each of its Subsidiaries that is a Borrower Entity to:
(i)
take actions that are, in its reasonable business judgment, appropriate under the circumstances to avoid or avert a Material Adverse Effect; and
(ii)
after it obtains Knowledge thereof, report, or shall cause each of its Subsidiaries that is a Borrower Entity to report, such notice or communication relating thereto to DOE in accordance with Section 8.03(g) (Notices) of the LARA.
(e)
License Grant. Each Borrower Affiliate hereby grants, and shall cause each of its Subsidiaries that is a Borrower Affiliate and each licensor of Project IP to grant or otherwise permit to grant (whether directly or indirectly through any Borrower Entity), as applicable, effective as of or prior to the Execution Date or if acquired later, upon such acquisition date, but enforceable:
(i)
during the continuance of an Event of Default;
(ii)
upon an enforcement and transfer of ownership in any Borrower Entity; or
(iii)
upon any bankruptcy or insolvency action involving any Borrower Entity, the right to the Secured Parties to use, assign or sublicense, for no additional consideration, the rights in the Project IP to practice, reproduce, distribute, modify, improve, make, display, perform, create derivative works of, access and utilize the Project IP.
(f)
Source Code License. With respect to any and all Project Source Code, the Sponsor shall, and shall cause each applicable Borrower Affiliate to, at the Sponsor’s cost and expense upon execution of any Project IP Agreement containing Source Code, enter into a Source Code escrow agreement for the benefit of the Secured Parties with the Collateral Agent and DOE and comply with the Source Code Agreement Requirements.

Section 7.26 PUHCA. The Sponsor shall, and shall cause each other Borrower Affiliate to, ensure that (a) it does not become subject to, or is exempt from, regulation as a “holding company” under PUHCA in accordance with 18 C.F.R. § 366.3; or (b) has notified FERC of its status as a “holding company” under 18 C.F.R. § 366.4 or is an “associate company” under 18 C.F.R. § 366.1, and is in material compliance with all relevant requirements of PUHCA, the FPA, and FERC’s regulations. In addition, the Sponsor shall, and shall cause each Borrower Affiliate to, ensure that either it is (i) not subject to, or is exempt from, rate, financial, and/or organizational regulation as a “public utility”, “public service company”, “electric company” or similar entity

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under the laws of any State or territory of the United States in which the Project is located (provided, that the Sponsor and each other Borrower Affiliate is, or may be, subject to regulation of contracting or marketing by a public utility commission) or (ii) subject to such rate, financial and/or organizational regulation and compliant in all material respects with the laws of the relevant State or territory of the United States and the regulations of the PUCN.

Section 7.27 [Reserved].

ARTICLE VIII

NEGATIVE COVENANTS

Each Borrower Affiliate, as applicable, covenants and agrees for the benefit of the Secured Parties that, unless otherwise agreed in writing with DOE, and until the Release Date:

Section 8.01 Merger; Disposition; Transfer or Abandonment.

(a)
The Sponsor shall not permit any Change of Control to occur.
(b)
B.C. Corp. shall not permit any Change of Control to occur.
(c)
The LAC JV Member shall not permit any Change of Control to occur.
(d)
The LAC-GM Joint Venture shall not permit any Change of Control to occur.
(e)
The Direct Parent shall not permit any Change of Control to occur.
(f)
Each Borrower Affiliate shall not, and shall not agree to:
(i)
enter into any transaction of merger or consolidation without the prior written consent of DOE, unless, in the case of each of the Sponsor, B.C. Corp., the LAC JV Member and the LAC-GM Joint Venture, such transaction occurs after the Sponsor Cut-Off Date (and in the case of the LAC-GM Joint Venture, such transaction after the Sponsor Cut-Off Date could not reasonably be expected to result in a LAC-GM Joint Venture Material Adverse Effect) and the Sponsor, B.C. Corp., the LAC JV Member and the LAC-GM Joint Venture, as applicable, is the surviving entity; or
(ii)
transfer or release (other than as expressly permitted by the Financing Documents) the Collateral.

Section 8.02 Liens. No Borrower Affiliate (in the case of the Sponsor, until the Sponsor Cut-Off Date) shall, and each Borrower Affiliate (in the case of the Sponsor, until the Sponsor Cut-Off Date) shall not agree to, create, assume or otherwise permit to exist any Lien upon any of the Collateral, whether now owned or hereafter acquired, or in any proceeds or income therefrom, other than Permitted Liens.

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Section 8.03 Restrictions on Indebtedness and Certain Capital Transactions.

(a)
Indebtedness. No Borrower Affiliate (in the case of each of the Sponsor, B.C. Corp., the LAC JV Member and the LAC-GM Joint Venture, until the Sponsor Cut-Off Date, and in the case of the LAC-GM Joint Venture after the Sponsor Cut-Off Date, such incurrence could not reasonably be expected to result in a LAC-GM Joint Venture Material Adverse Effect) shall, and each Borrower Affiliate (in the case of the Sponsor, until the Sponsor Cut-Off Date) shall cause each of its Subsidiaries that is a Borrower Affiliate not to, directly or indirectly:
(i)
incur, create, guarantee, assume, permit to exist or otherwise become liable for any Indebtedness (including any Acceptable Credit Support), except for, in the case of each of the Sponsor, B.C. Corp., the LAC JV Member, and the LAC-GM Joint Venture, Permitted Indebtedness; or
(ii)
without the prior written consent of DOE, other than pursuant to the Offtake Agreement, incur any liabilities to third parties in order to sell (including pursuant to any contract) Product.
(b)
Capital Expenditures. The Direct Parent shall not make any Capital Expenditures. Until the Sponsor Cut-Off Date, none of the Sponsor, B.C. Corp., the LAC JV Member or the LAC-GM Joint Venture shall make any Capital Expenditures other than (i) to the extent made in accordance with the Transaction Documents or (ii) to the extent the Sponsor has raised capital above the Minimum Liquity Requirement on or prior to entering into any binding legal agreements to make such Capital Expenditures; provided that any Capital Expenditure made by any Sponsor Entity pursuant to this clause (b)(ii) shall not be made unless the Sponsor has delivered to DOE a certificate of a Responsible Officer of the Sponsor certifying that (x) it has cash on hand in excess of the then-applicable Minimum Liquidity Requirement and specifying the amount of such excess cash, (y) no Event of Default has occurred and is continuing, or would result from the making of such Capital Expenditure and (z) such Capital Expenditure is not in respect of any Cost Overruns nor are there any Cost Overruns reasonably anticipated to be incurred except to the extent such anticipated Cost Overruns have been fully funded by the Sponsor or the funds on deposit in the Construction Contingency Reserve Account are sufficient to pay in full for such Cost Overruns; provided, further, that, in the case of the LAC-GM Joint Venture after the Sponsor Cut-Off Date, no such Capital Expenditures shall be made that could reasonably be expected to result in a LAC-GM Joint Venture Material Adverse Effect.
(c)
Investments. The Direct Parent shall not make any Investments except for Permitted Investments. Until the Sponsor Cut-Off Date, none of the Sponsor, B.C. Corp., the LAC JV Member or the LAC-GM Joint Venture shall make any Investments with the amounts required for the Minimum Liquidity Requirement other than to the extent made in accordance with the Transaction Documents; provided that any Investment made by any Sponsor Entity pursuant to this clause (c) shall not be made unless the Sponsor has delivered to DOE a certificate of a

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Responsible Officer of the Sponsor certifying that (x) it has cash on hand in excess of the then-applicable Minimum Liquidity Requirement and specifying the amount of such excess cash, (y) no Event of Default has occurred and is continuing, or would result from the making of such Investment and (z) such Investment is not in respect of any Cost Overruns nor are there any Cost Overruns reasonably anticipated to be incurred except to the extent such anticipated Cost Overruns have been fully funded by the Sponsor or the funds on deposit in the Construction Contingency Reserve Account have not been used in full; provided, further, that, in the case of the LAC-GM Joint Venture after the Sponsor Cut-Off Date, no such Investment shall be made that could reasonably be expected to result in a LAC-GM Joint Venture Material Adverse Effect.
(d)
Leases. The Direct Parent shall not enter into any Lease of any property or equipment of any kind (including by sale-leaseback or otherwise).
(e)
Redemption or Transfer or Issuance of Stock. The Direct Parent shall not, and the Direct Parent shall cause each of its Subsidiaries that is a Borrower Affiliate not to:
(i)
redeem, retire, purchase or otherwise acquire, directly or indirectly, any of its outstanding Equity Interests (or any options or warrants issued by such Borrower Entity with respect to its Equity Interests) or set aside any funds for any of the foregoing; and
(ii)
issue or transfer any Equity Interests to any other Person other than in accordance with this Agreement,

except to the extent otherwise permitted under the Financing Documents.

(f)
Tax Credits. No Borrower Affiliate shall, and shall cause each of its Subsidiaries that is a Borrower Affiliate not to:
(i)
carry out any Disposition or transfer (including any monetization) of any Tax Credits to which any Borrower Entity is entitled, other than to the extent (A) implemented on arm’s-length basis terms, (B) such Disposition or transfer complies with Section 6418 of the Code and (C) the proceeds of which (net of any reasonable and customary out of pocket costs and expenses incurred in connection with such Disposition or transfer, if any) are deposited into the Tax Credits Proceeds Account and, within five (5) Business Days, contributed to the Revenue Account; or
(ii)
receive direct payment of such Tax Credits other than to the extent (A) such payment complies with Section 6417 of the Code and (B) the proceeds of which (net of any reasonable and customary out of pocket costs and expenses incurred in connection with such direct payment, if any) are deposited into the Tax Credits Proceeds Account and, within five (5) Business Days, contributed to the Revenue Account.

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No tax equity investment related to such Tax Credits shall be permitted without the prior written consent of DOE.

Section 8.04 Permitted Subordinated Loan.

(a)
No Sponsor Entity shall, and the Sponsor Entities shall cause each of their respective Affiliates (other than the Borrower) not to, make any loans or other advances or otherwise extend credit (other than pursuant to the Major Project Documents or other Affiliate transactions as set forth on Schedule 6.13(e) (Affiliate Transactions) to the LARA, in each case, existing as of the date hereof or entered into with DOE’s prior written consent, and complete, true and correct copies of which have been delivered to DOE prior to the date hereof) (i) to the Borrower or the Direct Parent, other than any Permitted Subordinated Loans, or (ii) to the Sponsor, B.C. Corp, the LAC JV Member or the LAC-GM Joint Venture, other than any Permitted Indebtedness; provided, that, in each case, the following conditions shall be satisfied prior to the making of any Permitted Subordinated Loan:
(i)
such Permitted Subordinated Loan is subordinated in full to the rights of the Secured Parties pursuant to Article IX (Subordination) (or such other subordination agreement in form and substance satisfactory to DOE in its sole discretion);
(ii)
the rights and interests of the Borrower or the Direct Parent under such Permitted Subordinated Loan shall be pledged in favor of the Collateral Agent pursuant to the Security Agreement;
(iii)
the rights and interests of the applicable Sponsor Entity or other party under such Permitted Subordinated Loan shall be pledged in favor of the Collateral Agent substantially on the same terms as those set forth in the Equity Pledge Agreement; and
(iv)
such Permitted Subordinated Loan is documented by a promissory note, which has been endorsed and delivered to the Collateral Agent, all in form and substance satisfactory to DOE.

Section 8.05 Organizational Documents; Fiscal Year; Legal Form; Capital Structure; Manager. No Borrower Affiliate (in the case of the Sponsor, until the Sponsor Cut-Off Date) shall, and each Borrower Affiliate (in the case of the Sponsor, until the Sponsor Cut-Off Date) shall not permit any of its Subsidiaries that is a Borrower Entity to, except with the prior written consent of DOE, amend or modify:

(a)
its Organizational Documents that would have any adverse effect on the rights of the Secured Parties;
(b)
its Fiscal Year;

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(c)
its accounting policies or reporting practices other than as required by the Designated Standard; or
(d)
its legal form or its capital structure (including to provide for the issuance of any options, warrants or other rights with respect thereto); provided, that to the extent such amendments or modifications would not result in a Change of Control, the restriction set forth in this clause (d) shall not apply in the case of the Sponsor.

Section 8.06 Acquisitions. Each Borrower Affiliate (in the case of each of the Sponsor and the LAC-GM Joint Venture, until the Sponsor Cut-Off Date) shall not, and each Borrower Affiliate (in the case of each of the Sponsor and the LAC-GM Joint Venture, until the Sponsor Cut-Off Date) shall cause each of its Subsidiaries that is a Borrower Affiliate not to, acquire by purchase or otherwise the business, property or fixed assets of any Person; provided that, in the case of the LAC-GM Joint Venture after the Sponsor Cut-Off Date, no such acquisition shall be made that could reasonably be expected to result in a LAC-GM Joint Venture Material Adverse Effect.

Section 8.07 [Reserved].

Section 8.08 [Reserved].

Section 8.09 OFAC. No Borrower Affiliate shall, and shall cause each of its Subsidiaries that is a Borrower Affiliate not to:

(a)
(i) become a Person whose property or interests in property are blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 2001, Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit or Support Terrorism (66 Fed. Reg. 49079(2001)); (ii) engage in any dealings or transactions prohibited by Section 2 of such executive order, or be otherwise associated with any such Person in any manner violative of Section 2 of such executive order; or (iii) otherwise become the subject or target of any Sanctions administered or enforced by OFAC; or
(b)
directly or indirectly use the proceeds of any Advance, or lend, contribute or otherwise make available such proceeds to any Person:
(i)
to fund any activities or business of or with any Prohibited Person or in any Prohibited Jurisdiction; or
(ii)
in any other manner that would result in a violation of Sanctions by any Person (including any Person participating in the Loan); or
(c)
repay any portion of the Loan with any funds: (i) obtained or derived, directly or knowingly indirectly, from any business or dealings with any Prohibited Person; or (ii) constituting the proceeds of a violation of any International Compliance Directive.

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Section 8.10 Debarment Regulations.

(a)
Unless authorized by DOE, each Borrower Affiliate shall not, and shall cause each of its Subsidiaries that is a Borrower Affiliate not to, knowingly enter into any transactions in connection with the construction, operation or maintenance of the Project with any Person who is debarred, suspended, declared ineligible or voluntarily excluded from participation in procurement or non-procurement transactions with any United States federal government department or agency pursuant to any of the Debarment Regulations.
(b)
Each Borrower Affiliate shall not, and shall cause each of its Subsidiaries that is a Borrower Affiliate not to, fail to comply with any and all Debarment Regulations in a manner that results in any Borrower Affiliate being debarred, suspended, declared ineligible or voluntarily excluded from participation in procurement or non-procurement transactions with any United States federal government department or agency pursuant to any of such Debarment Regulations.

Section 8.11 Prohibited Person. Each Borrower Affiliate shall not become (whether through a transfer or otherwise) a Prohibited Person.

Section 8.12 ERISA. Each Borrower Affiliate shall not, and shall use commercially reasonable efforts to cause its respective ERISA Affiliates not to:

(a)
take any action that would result in the occurrence of an ERISA Event to the extent that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect;
(b)
allow, or permit any of their respective ERISA Affiliates to allow, the aggregate amount of Unfunded Pension Liabilities among all Employee Benefit Plans (taking into account only Employee Benefit Plans with positive Unfunded Pension Liabilities) at any time to exist where such amount could have a Material Adverse Effect; or
(c)
fail, or permit any of their respective ERISA Affiliates to fail, to comply with ERISA or the related provisions of the Code, if any such non-compliance, singly or in the aggregate, would be reasonably likely to have a Material Adverse Effect.

Section 8.13 Intellectual Property. Each Borrower Affiliate shall not (and each Borrower Affiliate shall cause each of its Subsidiaries that is a Borrower Entity and each other Major Project Participant to not) assign or otherwise transfer any right, title or interest in any Project IP:

(a)
to any Prohibited Person;
(b)
without providing advance written notice of such assignment or transfer to the Secured Parties; and

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(c)
without requiring such assignee or transferee to:
(i)
as applicable:
(A)
comply with the terms and conditions of each agreement granting to it or any other Borrower Entity a license to any Project IP, and comply with the Source Code escrow terms and conditions contemplated in this Agreement; or
(B)
grant to it or any other Borrower Entity the right to freely use and sublicense, for no additional consideration, rights in the Project IP to develop, design, engineer, procure, construct, start up, commission, operate and maintain the Project and achieve Project Completion;
(ii)
demonstrate the technical experience and financial ability to maintain and develop the Project IP as required for the Project; and
(iii)
grant to the Secured Parties the following licenses effective as of the Execution Date, but enforceable:
(A)
(1) during the continuance of an Event of Default; (2) upon an enforcement and transfer of ownership in any Borrower Entity (pursuant to the Financing Documents); or (3) upon any bankruptcy or insolvency action involving any Borrower Entity or such assignee or transferee, the right to freely use and sublicense, for no additional consideration, the rights in the Project IP to develop, design, engineer, procure, construct, start up, commission, operate and maintain the Project and achieve Project Completion; and
(B)
upon occurrence of any release condition contemplated in the Source Code escrow arrangements entered into on the Execution Date, an irrevocable, perpetual, non-exclusive, transferable, sublicensable, fully paid-up and royalty-free right and license to use, reproduce, distribute, modify, improve, compile, execute, display, perform and create derivative works of any and all Source Code placed into escrow pursuant to the Financing Documents, for purposes of designing, engineering, procuring, constructing, starting up, commissioning, operating and maintaining the Project and achieving Project Completion, as applicable.

Section 8.14 No Other Federal Funding. Each Borrower Affiliate shall not, and shall cause each of its Subsidiaries that is a Borrower Affiliate not to, use any other Federal Funding to pay any Project Costs or to repay the Loan, other than (a) the Tax Credits to which any such Borrower Affiliate is entitled and (b) the DPA Grant.

Section 8.15 [Reserved].

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ARTICLE IX

SUBORDINATION

Section 9.01 Subordination. Notwithstanding any provision to the contrary contained in any agreement relating to Subordinated Debt, each Sponsor Entity agrees that, until the Release Date, all Subordinated Debt and any and all rights any Sponsor Entity may have to be repaid, indemnified or reimbursed by the Borrower or the Direct Parent (including any rights to reimbursement pursuant to any withdrawals or transfers from any Project Account or pursuant to any Equity Support L/C), whether in consequence of the uncapitalized Equity Contributions, any Permitted Subordinated Loan, any Applicable Law or otherwise, shall be subordinated to the Secured Obligations and shall be payable solely from, and to the extent of, Restricted Payments permitted to be made by the Borrower under Section 9.04 (Restricted Payments) of the LARA.

Section 9.02 Permitted Subordinated Loan.

(a)
Each Sponsor Entity shall cause each instrument evidencing a Permitted Subordinated Loan owed to such Sponsor Entity to be endorsed with the following legend: “The indebtedness evidenced by this instrument is subordinated to the prior payment in full of the Secured Obligations (as defined in the LARA hereinafter referred to) pursuant to the Affiliate Support, Share Retention and Subordination Agreement, dated as of October 28, 2024, among Sponsor, Direct Parent, Borrower, Collateral Agent and DOE.”
(b)
Each of the Borrower and the Direct Parent shall further make the relevant notations in their accounting books to provide for the subordination of any Permitted Subordinated Loans.

Section 9.03 Interest and Fees.

(a)
No fees, interest or other charges shall be charged with respect to any Subordinated Debt other than interest permitted pursuant to clause (b) below.
(b)
Interest on any Permitted Subordinated Loan shall not exceed the lesser of:
(i)
the maximum amount permitted under Applicable Law; and
(ii)
twenty percent (20%) per annum or such greater rate as may be agreed from time to time in writing by DOE.

Section 9.04 Payments. Until the Release Date, no payment of the principal of, interest on, or fees or any amounts with respect to any Subordinated Debt other than capitalization of interest payments, by adding the amount of interest due and payable to the outstanding principal amount, shall be made at any time by the Borrower unless made as provided herein and in accordance with Section 9.04 (Restricted Payments) of the LARA.

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Section 9.05 Deferral. Payments of any amount in respect of any Subordinated Debt not paid by reason of Section 9.04 (Payments) shall be deferred until such time as the same can be paid in accordance with the foregoing provisions of this Article IX (Subordination). Any such deferral shall not constitute a default under such Subordinated Debt.

Section 9.06 No Acceleration. Until the Release Date, no Sponsor Entity shall (and each Sponsor Entity shall procure that none of its Affiliates, as applicable, shall) accelerate the repayment of any Subordinated Debt without the prior written consent of the Collateral Agent (acting at the instruction of the Secured Parties), except to the extent the Loans have been accelerated under the LARA (without prejudice to the subordination provisions set forth in this Article IX (Subordination).

Section 9.07 No Commencement of Any Proceeding. To the extent permitted by Applicable Law, until the Release Date, no Sponsor Entity shall (and each Sponsor Entity shall procure that none of its Affiliates, as applicable, shall) claim, demand, require or commence any action or proceeding of any kind against the Borrower (including, without limitation, bringing an action, petition or proceeding against the Borrower under any bankruptcy or similar laws of any jurisdiction, and joining in any such action, petition or proceeding) whether by the exercise of the right of set-off, counterclaim or of any similar right or otherwise howsoever, to obtain or with a view to obtaining any payment or reduction of or in respect of any Subordinated Debt or Equity Contribution; provided, that if the Collateral Agent or any other Secured Party files a claim against the Borrower for payment, each Sponsor Entity shall have the right to file a claim against the Borrower if and to the extent the filing of such claim is necessary to preserve its rights to receive payments under any Subordinated Debt; provided, further, that any such claim and right to receive any such payment under any Subordinated Debt shall, in all cases, be subordinated as set forth in this Agreement in all respects to the right of the Secured Parties to receive the irrevocable payment in full of the Secured Obligations.

Section 9.08 No Set-Off. No Sponsor Entity shall set off, counterclaim or otherwise reduce any payment obligation of such Sponsor Entity to the Borrower against any payment which is required to be deferred under the provisions of this Article IX (Subordination) until the Release Date.

Section 9.09 Subordination in Bankruptcy. To the extent permitted by Applicable Law, upon any distribution of assets in connection with any dissolution, winding up, liquidation or reorganization of the Borrower (whether in bankruptcy, insolvency or receivership proceedings or otherwise), or upon an assignment for the benefit of creditors of the Borrower:

(a)
all Secured Obligations shall be indefeasibly paid and discharged in full before any amount on account of any Subordinated Debt is paid; and
(b)
until the Release Date, any payment or distribution of assets of the Borrower of any kind or character, whether in cash, property or securities, to which any Sponsor Entity would be entitled in respect of any Subordinated Debt except for the provisions of this Article IX (Subordination) shall instead be paid by the liquidator or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee, or other trustee or agent, directly to

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the Collateral Agent. The Collateral Agent shall be entitled to receive and collect on behalf of each Sponsor Entity any and all such payments and distributions and give acquittance therefor, and to file any claim, proof of claim or other similar instrument and take such other action (including acceptance or rejection of any plan of reorganization or arrangement) in its own name or in the name of any Sponsor Entity in respect of the Subordinated Debt as the Collateral Agent may deem necessary or advisable for the enforcement of this Article IX (Subordination); provided, that no provision of this Section 9.09(b) (Subordination in Bankruptcy) shall, or shall be construed to, impose any obligation on the Collateral Agent to take or refrain from taking any action or pursue any claim on behalf of any Sponsor Entity, and each Sponsor Entity hereby waives any claim or cause of action it may otherwise have against any Secured Party as a result of any action taken or not taken by the Collateral Agent to enforce any and all claims in respect of any amount on account of any Subordinated Debt.

Section 9.10 Rights of Subrogation. No Sponsor Entity shall, in respect of any payment or distribution made to the Collateral Agent or any other Secured Party on account of any Subordinated Debt or Equity Contribution, seek to enforce repayment, obtain the benefit of any security or exercise any other rights or legal remedies of any kind which may accrue to any Sponsor Entity against the Borrower, whether by way of subrogation, offset, counterclaim or otherwise, whether or not such rights or legal remedies arise in equity or under contract, statute or common law, in respect of such payment or distribution until the Release Date.

Section 9.11 Lien Subordination. All right, title and interest of each Sponsor Entity in, to and under each Permitted Subordinated Loan (including, for the avoidance of doubt, all right, if any, to receive payment of interest or any deferred interest on such Permitted Subordinated Loan) shall be subject to a First Priority Lien in favor of the Collateral Agent pursuant to the terms of the Security Documents.

Section 9.12 No Other Assignment. Except as permitted in accordance with this Agreement, until the Release Date no Sponsor Entity shall, without the prior written consent of the Collateral Agent, assign, transfer, encumber or otherwise dispose of all or part of its interest in any Subordinated Debt to any Person.

Section 9.13 Governing Law. Each Permitted Subordinated Loan shall be governed by the laws of the State of New York.

Section 9.14 No Amendment to Subordinated Debt. Until the Release Date, no Borrower Entity shall, without the prior written consent of DOE and notice to the Collateral Agent, terminate, amend or grant any waiver in respect of any document or instrument evidencing any Subordinated Debt, other than:

(a)
any non-material, administrative amendments;
(b)
any waivers of payments owed by the Borrower in respect of such Subordinated Debt; or

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(c)
any amendments that reduce the principal amount of such Subordinated Debt.

Section 9.15 Amounts Held in Trust. If, prior to the Release Date for any reason whatsoever, any Sponsor Entity receives any payment or distribution contrary to the provisions of this Article IX (Subordination) (other than Restricted Payments made in accordance with Section 9.04 (Restricted Payments) of the LARA), then such Sponsor Entity shall:

(a)
hold the same in trust for the Secured Parties;
(b)
promptly notify the Collateral Agent in writing of the receipt of such payment or distribution; and
(c)
promptly pay the amount of such payment or distribution to the Collateral Agent or, if the Collateral Agent so elects, to DOE, to hold for the account of the Secured Parties. Any amount so received by the Collateral Agent or any Secured Party shall be applied towards the payment of any amount outstanding under any Financing Document, in accordance with the terms of the Accounts Agreement.

Section 9.16 Assignment and Grant of Security Interest by the Sponsor Entities.

(a)
As security for the payment, in full in cash when due, whether at stated maturity, by acceleration or otherwise of the Secured Obligations, each Sponsor Entity hereby assigns, transfers and sets over to the Collateral Agent for the benefit of the Secured Parties, and grants to the Collateral Agent (acting on behalf of the Secured Parties) a security interest in, and First Priority Lien in favor of the Collateral Agent on, all of such Sponsor Entity’s right, title and interest in, to and under the following, whether now existing or owned or hereafter acquired or arising (the “Sponsor Entity Security”) in the following (provided that such security interest shall be released upon the occurrence of the Release Date):
(i)
in respect of any Expropriation Event:
(A)
all rights of each Sponsor Entity to receive any indemnity, warranty, guaranty, liquidated damages or any other payments arising out of or in connection with any Expropriation Event;
(B)
all claims of any Sponsor Entity for damages arising out of or in connection with any Expropriation Event, including, inter alia, claims brought or that may be brought by or on behalf of any Sponsor Entity in respect of its direct or indirect ownership of Equity Interests of the Borrower, whether pursuant to any investment protection treaty or otherwise; and
(C)
all rights of each Sponsor Entity to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, waiver or approval or to take any other action in respect of any Expropriation Event, as well as all the rights, powers

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and remedies on the part of each Sponsor Entity, whether arising under any contract or by statute or at law or in equity or otherwise, arising out of or in connection with any Expropriation Event;
(ii)
all rights of any Sponsor Entity with respect to:
(A)
all present and future claims or causes of action of such Sponsor Entity arising out of or for breach of or default under any Financing Document; and
(B)
all rights, powers and remedies on the part of such Sponsor Entity whether arising under any Financing Document, by statute or at law or in equity or otherwise, arising out of any default thereunder;
(iii)
all Subordinated Debt;
(iv)
all Tax Credits to which such Sponsor Entity is entitled;
(v)
in the case of the LAC JV Member, any Permitted Indebtedness owed to it by the LAC-GM Joint Venture, and the LAC JV Member hereby agrees that, until the Release Date, such Indebtedness shall be subordinate to any amounts owed by the LAC-GM Joint Venture to any Secured Party under the JV Tax Credits Pledge Agreement; and
(vi)
all Sponsor Entity Security Proceeds of any and all of the foregoing.
(b)
Each Sponsor Entity agrees that from time to time it shall promptly execute and deliver all instruments and documents, and take all actions, that may be necessary, or that the Collateral Agent may reasonably request, in order to perfect and protect the assignment and security interests granted or intended to be granted hereby to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to the Sponsor Entity Security.
(c)
Without limiting the generality of the foregoing, each Sponsor Entity shall file, and authorizes the Secured Parties to file, as applicable, such financing or continuation statements, or amendments thereto, and shall execute and deliver such other instruments, endorsements or notices, as may be necessary or as the Collateral Agent may reasonably request from time to time, in order to perfect, ensure priority and preserve the assignments and security interests granted or purported to be granted hereby.

Section 9.17 Canadian PPSA Matters.

(a)
Each Sponsor Entity acknowledges that (i) value has been given; (ii) it has rights in the Sponsor Entity Security or the power to transfer rights in the Sponsor Entity Security to the Collateral Agent (other than after-acquired Sponsor Entity Security); (iii) it has not agreed to postpone the time of attachment of the security interest in

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the Sponsor Entity Security granted pursuant to Section 9.16 (Assignment and Grant of Security Interest by the Sponsor Entities); and (iv) it has received a copy of this Agreement. For greater certainty, the security interest in the Sponsor Entity Security granted pursuant to Section 9.16 (Assignment and Grant of Security Interest by the Sponsor Entities) (A) does not extend to consumer goods and (B) does not extend or apply to the last day of the term of any lease or sublease of real property or any agreement for a lease or sublease of real property.
(b)
Each Sponsor Entity irrevocably waives, to the extent permitted by applicable law, any right to receive a copy of any financing statement or financing change statement (and any verification statement relating to the same) registered in British Columbia in respect of this Agreement or any other security agreement granted to the Collateral Agent.
(c)
Whenever the security interest granted with respect to the Sponsor Entity Security is enforceable, the Collateral Agent (acting at the instruction of the Secured Parties) may realize upon such Sponsor Entity Security and enforce any or all of its rights, remedies or proceedings authorized, permitted or not otherwise prohibited under the Canadian PPSA or otherwise by law or equity. The Collateral Agent is entitled to all of the rights, priorities and benefits afforded by the Canadian PPSA or other relevant personal property security legislation as enacted in any relevant jursidiction to perfect security interests in respect of such Sponsor Entity Security.

ARTICLE X

MISCELLANEOUS

Section 10.01 Waiver and Amendment.

(a)
No failure or delay by DOE or the other Secured Parties in exercising any right, power or remedy shall operate as a waiver thereof or otherwise impair any rights, powers or remedies of the Secured Parties. No single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof or the exercise of any other legal right, power or remedy.
(b)
The rights, powers or remedies provided for herein are cumulative and are not exclusive of any other rights, powers or remedies provided by law or in any other Transaction Document. The assertion or employment of any right, power or remedy hereunder, or otherwise, shall not prevent the concurrent assertion of any other right, power or remedy.
(c)
Except as otherwise provided herein, neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing and executed by each Borrower Entity and DOE.

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(d)
Any amendment to or waiver of this Agreement or any other Transaction Document or any provision hereof or thereof that constitutes a “modification” (as defined in Section 502(9) of FCRA) that increases the amount of the Credit Subsidy Cost (as calculated in accordance with FCRA and OMB Circulars A-11 and A-129) shall be subject to the availability to DOE of funds appropriated by the U.S. Congress to meet any such increase in the Credit Subsidy Cost.

Section 10.02 Right of Set-Off. In addition to any rights now or hereafter granted under Applicable Law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default or any default by any Borrower Entity hereunder, each Secured Party is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to a Borrower Entity or to any other Person, any such notice being hereby expressly waived, to set-off and to appropriate and apply any and all deposits (general or special, time or demand, provisional or final) and any other Indebtedness at any time held or owing by such Secured Party (including by any branches and agencies of such Secured Party wherever located) to or for the credit or the account of each Borrower Entity against and on account of the Support Obligations and liabilities of any Borrower Entity to such Secured Party under this Agreement. Each of DOE, FFB and each subsequent holder of the Note or any portion of the Note shall promptly notify the Borrower after any such set-off and application made by it; provided, that the failure to give such notice shall not affect the validity of such set-off and application.

Section 10.03 Survival of Representations and Warranties. All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith (including any Advance Request) shall survive the execution and delivery of this Agreement and the making of the Advances under the Funding Agreements.

Section 10.04 Notices. Except to the extent otherwise expressly provided herein or as required by Applicable Law, any communications, including any notices, between or among the parties hereto shall be provided using the addresses listed in Schedule A (Notices), and shall be in writing and shall be considered as properly given:

(a)
if delivered in person;
(b)
if sent by overnight delivery service for domestic delivery or international courier for international delivery;
(c)
in the event overnight delivery service or international courier service is not readily available, if mailed by first class mail (or airmail for international delivery), postage prepaid, registered or certified with return receipt requested; or
(d)
if transmitted by electronic mail, to the applicable electronic mail address set forth in Schedule A (Notices).
(e)
Notice so given shall be effective upon delivery to the addressee, except that communication or notice so transmitted by direct electronic means shall be deemed to have been validly and effectively given on the day (if a Business Day and, if not,

66	Thacker Pass – Affiliate Support Share Retention and Subordination Agreement

on the following Business Day) on which it is validly transmitted if transmitted before 5:00 p.m. (District of Columbia time), recipient’s time, and if transmitted after that time, on the next following Business Day. Any party hereto has the right to change its address for notice under this Agreement to any other location by giving prior written notice to each of the other parties in the manner set forth hereinabove.

Section 10.05 Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the parties hereto shall engage the parties to the Financing Documents to enter in good faith negotiations to replace the invalid, illegal or unenforceable provision.

Section 10.06 Judgment Currency. Each Borrower Entity shall, to the fullest extent permitted under Applicable Law, indemnify DOE and FFB against any loss incurred by DOE or FFB, as the case may be, as a result of any judgment or order being given or made for any amount due to DOE or FFB hereunder and such judgment or order being expressed and to be paid in a Judgment Currency other than the Currency of Denomination and as a result of any variation between:

(a)
the rate of exchange at which amounts in the Currency of Denomination are converted into Judgment Currency for the purpose of such judgment or order; and
(b)
the rate of exchange at which DOE or FFB would have been able to purchase the Currency of Denomination with the amount of the Judgment Currency actually received by DOE or FFB, as the case may be, had DOE or FFB, as the case may be, utilized the amount of Judgment Currency so received to purchase the Currency of Denomination as promptly as practicable upon receipt thereof. The foregoing indemnity shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, the relevant Currency of Denomination that are documented and reasonable in light of market conditions at the time of such conversion.

Section 10.07 Indemnification.

(a)
In addition to any and all rights of reimbursement, indemnification, subrogation or any other rights pursuant to this Agreement or under law or in equity, each Sponsor Entity shall pay, and shall protect, indemnify and hold harmless each Indemnified Party from and against (and shall reimburse each Indemnified Party as the same are incurred) any and all Indemnified Liabilities to which such Indemnified Party may become subject arising out of or relating to any or all of the following:
(i)
the execution or delivery of this Agreement, any Transaction Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto or thereto of their respective obligations

67	Thacker Pass – Affiliate Support Share Retention and Subordination Agreement

hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby;
(ii)
the enforcement or preservation of any rights under this Agreement, any Transaction Document or any agreement or instrument prepared in connection herewith or therewith;
(iii)
any Loan or the use or proposed use of the proceeds thereof;
(iv)
any actual or alleged presence or Release of a Hazardous Substance, on, under or originating from any property owned, occupied or operated by any Borrower Entity or any of its Affiliates in connection with the Project, or any environmental liability related in any way to any Borrower Entity or any of its Affiliates or any of their respective owned, occupied, or operated properties and arising out of or relating to the Project; or
(v)
any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by any third party or by any Borrower Entity or any of its Affiliates or otherwise, and regardless of whether any Indemnified Party is a party thereto, such clauses (i) through (v) including, to the extent permitted by Applicable Law, the fees of counsel and third-party consultants selected by such Indemnified Party incurred in connection with any investigation, litigation or other proceeding or in connection with enforcing the provisions of this Section 10.07 (Indemnification); provided, that no Borrower Entity shall have any obligation under this Section 10.07 (Indemnification) to any Indemnified Party with respect to Indemnified Liabilities to the extent they arise from the gross negligence or willful misconduct of such Indemnified Party (as determined pursuant to a final, Non-Appealable judgment by a court of competent jurisdiction). Any claims under this Section 10.07 (Indemnification) in respect of any Indemnified Liabilities are referred to herein, collectively, as “Indemnity Claims”. This Section 10.07 (Indemnification) shall not apply with respect to Taxes other than any Taxes that represent losses, claims or damages arising from any non-Tax claim.
(b)
All sums paid and costs incurred by any Indemnified Party with respect to any matter indemnified hereunder shall:
(i)
be added to the Secured Obligations; and
(ii)
be secured by the Security Documents.

68	Thacker Pass – Affiliate Support Share Retention and Subordination Agreement

Each Indemnified Party shall use commercially reasonable efforts to promptly notify the applicable Sponsor Entity in a timely manner of any such amounts payable by such Sponsor Entity hereunder; provided, that any failure to provide such notice shall not affect such Sponsor Entity’s obligations under this Section 10.07 (Indemnification).

(c)
Each Indemnified Party within ten (10) Business Days after the receipt by it of notice of the commencement of any action for which indemnity may be sought by it, or by any Person controlling it, from the Borrower Entities on account of the agreements contained in this Section 10.07 (Indemnification), shall notify the Borrower Entities in writing of the commencement thereof, but the failure of such Indemnified Party to so notify the Borrower Entities of any such action shall not release the Borrower Entities from any liability that it may have to such Indemnified Party.
(d)
To the extent that the undertaking in the preceding clauses of this Section 10.07 (Indemnification) may be unenforceable because it is violative of any law or public policy, and to provide for just and equitable contribution in the event of any such unenforceability (other than due to application of this Section 10.07 (Indemnification)), the Borrower Entities shall contribute the maximum portion that they are permitted to pay and satisfy under Applicable Law to the payment and satisfaction of such undertakings.
(e)
The provisions of this Section 10.07 (Indemnification) shall survive the Release Date, the foreclosure under the Security Documents and satisfaction or discharge of the Secured Obligations and shall be in addition to any other rights and remedies of any Indemnified Party.
(f)
Any amounts payable by the Borrower Entities pursuant to this Section 10.07 (Indemnification) shall be payable within the later to occur of (i) ten (10) Business Days after any Borrower Entity receives an invoice for such amounts from any applicable Indemnified Party, and (ii) five (5) Business Days prior to the date on which such Indemnified Party expects to pay such costs on account of which the Borrower Entities’ indemnity hereunder is payable, and if not paid by such applicable date shall bear interest at the Late Charge Rate from and after such applicable date until paid in full.
(g)
Each Borrower Entity shall be entitled, at its expense, to participate in the defense of any Indemnity Claim; provided, that each Indemnified Party shall have the right to retain its own counsel, at the Borrower Entities’ expense, and such participation by the Borrower Entities in the defense thereof shall not release any Borrower Entity of any liability that it may have to the applicable Indemnified Party. Any Indemnified Party against whom any Indemnity Claim is made shall be entitled to compromise or settle any such Indemnity Claim; provided, that a Borrower Entity shall not be liable for any such compromise or settlement effected without its prior written consent unless, in the case of an Indemnified Party that is a branch or agency of the United States federal government only, (i) such Indemnified Party is required

69	Thacker Pass – Affiliate Support Share Retention and Subordination Agreement

by law (other than any regulation issued by DOE or FFB, unless DOE or FFB, as the case may be, is required pursuant to Applicable Law to issue regulations requiring it to compromise or settle such Indemnity Claim) to compromise or settle such Indemnity Claim and (ii) such Indemnified Party shall have provided a legal opinion to such Borrower Entity from outside counsel reasonably acceptable to such Borrower Entity that such Indemnified Party is required by law to compromise or settle such Indemnity Claim.
(h)
Upon payment of any Indemnity Claim by the Borrower Entities pursuant to this Section 10.07 (Indemnification), the Borrower Entities, without any further action, shall be subrogated to any and all claims that the applicable Indemnified Party may have relating thereto, and such Indemnified Party shall at the reasonable request and expense of the Borrower Entities cooperate with the Borrower Entities and give at the reasonable request and expense of the Borrower Entities such further assurances as are reasonably necessary or advisable to enable the Borrower Entities vigorously to pursue such claims.
(i)
Notwithstanding any other provision of this Section 10.07 (Indemnification), the Borrower Entities shall not be entitled to:
(i)
notice;
(ii)
participation in the defense of;
(iii)
consent rights with respect to any compromise or settlement; or
(iv)
subrogation rights, in each case, except as otherwise provided for pursuant to this Section 10.07 (Indemnification) with respect to any action, suit or proceeding against any Borrower Entity.
(j)
No Indemnified Party shall be obliged to pursue first any recovery under any other indemnity or reimbursement obligation before seeking recovery under the indemnification and reimbursement obligations of the Borrower Entities under this Agreement.

Section 10.08 Limitation on Liability.

(a)
No claim shall be made by any Borrower Entity or any of its Affiliates against any Secured Party or any of their Affiliates, directors, employees, attorneys or agents, including the Secured Party Advisors, for any special, indirect, consequential or punitive damages (whether or not the claim therefor is based on contract, tort or duty imposed by law), in connection with, arising out of or in any way related to the transactions contemplated by this Agreement or the other Financing Documents or any act or omission or event occurring in connection therewith; and each Borrower Entity hereby waives, releases and agrees not to sue upon any such claim

70	Thacker Pass – Affiliate Support Share Retention and Subordination Agreement

for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.
(b)
Subject to clause (b)(ii) below, each Secured Party that is a party hereto acknowledges and agrees that the obligations of the Borrower Entities under this Agreement and the other Financing Documents, including with respect to the payment of the principal of or premium or penalty, if any, or interest on any Secured Obligations, or any part thereof, or for any claim based thereon or otherwise in respect thereof or related thereto, are obligations solely of the Borrower Entities (as applicable) and shall be satisfied solely from the security and assets of the Borrower Entities and shall not constitute a debt or obligation of Affiliates of the Sponsor (other than the other Borrower Entities), nor of any past, present or future shareholders, partners, members, directors, officers, employees, agents, attorneys or representatives of the Sponsor and its Affiliates (collectively (but excluding the Sponsor Entities), the “Non-Recourse Parties”).
(i)
Each Secured Party that is a party hereto acknowledges and agrees that the Non-Recourse Parties shall not be liable for any amount payable under this Agreement or any other Financing Document, and no Secured Party shall seek a money judgment or deficiency or personal judgment against any Non-Recourse Party for payment or performance of any obligation of the Borrower Entities under this Agreement or the other Financing Documents.
(ii)
The acknowledgments, agreements and waivers set out in this Section 10.08(b) (Limitation on Liability) shall be enforceable by any Non-Recourse Party and are a material inducement for the execution of this Agreement and the other Financing Documents by the Borrower Entities.

The limitations on liability set forth in this Section 10.08 (Limitation on Liability) shall survive the termination of this Agreement.

Section 10.09 Successors and Assigns.

(a)
The provisions of this Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns.
(b)
No Borrower Entity may assign or otherwise transfer (whether by operation of law or otherwise) any of its rights or obligations under this Agreement or under any other Financing Document without the prior written consent of DOE and/or FFB, as the case may be.

71	Thacker Pass – Affiliate Support Share Retention and Subordination Agreement

(c)
Each Borrower Entity acknowledges and agrees that FFB may assign: (i) any or all of its rights, benefits and obligations under the Financing Documents; and (ii) any or all of its rights and interest in, to and under the Collateral, in each case, in accordance with the provisions of the Funding Agreements as set forth in Section 11.09(c) (Successors and Assigns) of the LARA.

Section 10.10 Further Assurances and Corrective Instruments.

(a)
Each Borrower Entity shall execute and deliver, or cause to be executed and delivered, to DOE such additional documents or other instruments and shall take or cause to be taken such additional actions as DOE may require or reasonably request in writing to:
(i)
cause this Agreement to be properly executed, binding and enforceable in all relevant jurisdictions;
(ii)
perfect and maintain the priority of the Secured Parties’ security interest in all Collateral;
(iii)
enable the Secured Parties to preserve, protect, exercise and enforce all other rights, remedies or interests granted or purported to be granted under this Agreement; and
(iv)
otherwise carry out the purposes of this Agreement.~~.~~
(b)
Each Borrower Entity may submit to DOE written requests for the parties to enter into, execute, acknowledge and deliver amendments or supplements hereto; it being understood that DOE shall be permitted to approve or reject all such requests in its sole discretion.

Section 10.11 Reinstatement. Where any discharge is made in whole or in part, or any arrangement is made on the faith of, any payment, security or other disposition which is avoided or must be repaid, whether upon insolvency or bankruptcy of any Borrower Entity, this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Support Obligations hereunder, or any part thereof, is, pursuant to Applicable Laws, rescinded or reduced in amount, or must otherwise be restored or returned by any Secured Party. In the event that any payment or any part thereof is so rescinded, reduced, restored or returned, such obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

Section 10.12 Governing Law; Waiver of Jury Trial.

(a)
THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE FEDERAL LAW OF THE UNITED STATES. TO THE EXTENT THAT FEDERAL LAW DOES NOT SPECIFY THE APPROPRIATE RULE OF DECISION FOR A PARTICULAR

72	Thacker Pass – Affiliate Support Share Retention and Subordination Agreement

MATTER AT ISSUE, IT IS THE INTENTION AND AGREEMENT OF THE PARTIES TO THIS AGREEMENT THAT THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAWS PRINCIPLES (EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW)) SHALL BE ADOPTED AS THE GOVERNING FEDERAL RULE OF DECISION.
(b)
EACH OF THE PARTIES TO THIS AGREEMENT HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY DISPUTE BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF ANY BORROWER ENTITY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER INTO THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS.

Section 10.13 Submission to Jurisdiction; Etc. By execution and delivery of this Agreement, each Borrower Entity irrevocably and unconditionally:

(a)
submits for itself and its property in any legal action or proceeding against it arising out of or in connection with this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of:
(i)
the courts of the United States for the District of Columbia;
(ii)
the courts of the United States in and for the Southern District of New York in New York County;
(iii)
any other federal court of competent jurisdiction in any other jurisdiction where it or any of its property may be found;
(iv)
the state courts of the District of Columbia and New York County; and
(v)
appellate courts from any of the foregoing;
(b)
consents that any such action or proceeding may be brought in or removed to such courts, and waives any objection, or right to stay or dismiss any action or proceeding, that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;
(c)
agrees to irrevocably designate and appoint an agent satisfactory to DOE for service of process in New York under this Agreement and any other Financing Document governed by the laws of the State of New York, with respect to any action or proceeding in New York, as its authorized agent to receive, accept and confirm receipt of, on its behalf, service of process in any such proceeding. Each Borrower

73	Thacker Pass – Affiliate Support Share Retention and Subordination Agreement

Entity agrees that service of process, writ, judgment or other notice of legal process upon said agent shall be deemed and held in every respect to be effective personal service upon it. Each Borrower Entity shall maintain such appointment (or that of a successor satisfactory to DOE) continuously in effect at all times while such Person is obligated under this Agreement;
(d)
agrees that nothing herein shall:
(i)
affect the right of any Secured Party to effect service of process in any other manner permitted by law; or
(ii)
limit the right of any Secured Party to commence proceedings against or otherwise sue any Borrower Entity or any other Person in any other court of competent jurisdiction, nor shall the commencement of proceedings in any one or more jurisdictions preclude the commencement of proceedings in any other jurisdiction (whether concurrently or not) if, and to the extent, permitted by the Applicable Laws; and
(e)
agrees that judgment against it in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction within or outside the U.S. by suit on the judgment or otherwise as provided by law, a certified or exemplified copy of which judgment shall be conclusive evidence of the fact and amount of the Support Obligations.

Section 10.14 Entire Agreement. This Agreement, including any agreement, document or instrument attached to this Agreement or referred to herein, integrates all the terms and conditions mentioned herein or incidental to this Agreement and supersedes all prior oral negotiations, agreements and understandings of the parties to this Agreement in respect of the subject matter of this Agreement made prior to the date hereof.

Section 10.15 Benefits of Agreement. Nothing in this Agreement, express or implied, shall give to any Person, other than the parties hereto and their successors and permitted assigns hereunder, any benefit or any legal or equitable right or remedy under this Agreement. FFB is an intended third party beneficiary of, with enforceable rights and remedies under, this Agreement, in respect of those provisions herein that refer to rights of or payments to FFB; provided, that in the event of any conflict between any provision of this Agreement and the Note or the Note Purchase Agreement, as between FFB and any Borrower Entity, the terms of the Note and the Note Purchase Agreement shall govern.

Section 10.16 Headings. Paragraph headings have been inserted in the Financing Documents as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of the Financing Documents and shall not be used in the interpretation of any provision of the Financing Documents.

74	Thacker Pass – Affiliate Support Share Retention and Subordination Agreement

Section 10.17 Counterparts; Electronic Signatures.

(a)
This Agreement may be executed in one or more duplicate counterparts and when executed by all of the parties shall constitute a single binding agreement.
(b)
Except to the extent Applicable Law would prohibit the same, make the same unenforceable or affirmatively requires a manually executed counterpart signature:
(i)
the delivery of an executed counterpart of a signature page of this Agreement by emailed .pdf or any other electronic means approved by DOE in writing (which may be via email) that reproduces an image of the actual executed signature page shall be as effective as the delivery of a manually executed counterpart of this Agreement; and
(ii)
if agreed by DOE in writing (which may be via email) with respect to this Agreement, the delivery of an executed counterpart of a signature page of this Agreement by electronic means that types in the signatory to a document as a “conformed signature” from an email address approved by DOE in writing (which may be via email) shall be as effective as the delivery of a manually executed counterpart of this Agreement. In furtherance of the foregoing, the words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 10.18 No Partnership; Etc. The parties hereto intend that the relationship between them shall be solely that of creditor and debtor. Nothing contained in this Agreement shall be deemed or construed to create a partnership, tenancy-in-common, joint tenancy, joint venture or co-ownership by, between or among the Secured Parties, any Borrower Entity or any other Person. The Secured Parties shall not be in any way responsible or liable for the indebtedness, losses, obligations or duties of any Borrower Entity or any other Person with respect to the Project or otherwise. All obligations to pay Real Property expenses or other taxes, assessments, insurance premiums, and all other fees and expenses in connection with or arising from the ownership, operation or occupancy of the Project or any other assets and to perform all obligations under the agreements and contracts relating to the Project or any other assets shall be the sole responsibility of the Borrower Entities.

75	Thacker Pass – Affiliate Support Share Retention and Subordination Agreement

Section 10.19 Independence of Covenants. All covenants hereunder and under this Agreement shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

Section 10.20 Marshaling. Neither DOE nor FFB nor any other Secured Party shall be under any obligation to marshal any assets in favor of any Borrower Entity or any other Person or against or in payment of any or all of the Guaranteed Obligations.

Section 10.21 Concerning the Collateral Agent. The Collateral Agent, in executing and acting under this Agreement, shall be entitled to all of the rights, privileges, protections, indemnities and immunities accorded to the Collateral Agent under the Accounts Agreement, as if the same were fully and specifically set forth herein, mutatis mutandis.

~~Section 10.22~~

[Remainder of Page Intentionally Left Blank]

76	Thacker Pass – Affiliate Support Share Retention and Subordination Agreement

IN WITNESS WHEREOF, the Borrower Entities, the Collateral Agent and DOE have caused this Agreement to be duly executed and delivered by their officers thereunto duly authorized as of the date first above written.

SIGNATORIES

LITHIUM AMERICAS CORP.,
a British Columbia corporation,
as Sponsor

By:
Name: [●]
Title: [●]

1339480 B.C. LTD.,
a British Columbia corporation,
as B.C. Corp.

By:
Name: [●]
Title: [●]

LAC U.S. CORP.,
a Nevada corporation, as LAC JV Member

By:
Name: [●]
Title: [●]

LITHIUM NEVADA VENTURES LLC,
a Delaware limited liability company
as LAC-GM Joint Venture

By:
Name: [●]
Title: [●]

[Signature Page – Thacker Pass Affiliate Support, Share Retention and Subordination Agreement]

LITHIUM NEVADA PROJECTS LLC,
a Nevada limited liability company,
as Direct Parent

By:
Name: [●]
Title: [●]

LITHIUM NEVADA LLC,
a Nevada limited liability company,
as Borrower

By:
Name: [●]
Title: [●]

U.S. DEPARTMENT OF ENERGY,
an agency of the Federal Government of the United
States of America

By:
Name: [●]
Title: [●]

CITIBANK, N.A.,
not in its individual capacity, but solely,
as Collateral Agent acting through its Agency and Trust Division

By:
Name: [●]
Title: [●]

[Signature Page – Thacker Pass Affiliate Support, Share Retention and Subordination Agreement]

Exhibit A: Form of Compliance Certificate

[Intentionally Omitted]

Exhibit A-1	Thacker Pass – Affiliate Support, Share Retention and Subordination Agreement

Exhibit B: Form of Letter of Credit

[Intentionally Omitted]

Exhibit B-1	Thacker Pass – Affiliate Support, Share Retention and Subordination Agreement

Schedule A: Notices

NOTICE ADDRESSES

If to the Collateral Agent:

Citibank, N.A.

388 Greenwich Street

New York, NY 10013

Attn: Agency & Trust

Email: [***]

(with a copy which shall not constitute notice to [***])

Phone: [***]

with a copy (which shall not constitute notice) to:

Greenberg Traurig, LLP

One Vanderbilt Ave.

New York, NY 10017

Attn: Andrew Silverstein

Email: [***]

and with a copy to DOE (which copy shall not constitute notice).

If to the Borrower:

Lithium Nevada LLC

5310 Kietzke Lane, Suite 200

Reno, Nevada 89511

Attn: General Manager

Email: [***]

If to the Sponsor:

Lithium Americas Corp.

Suite 3260 - 666 Burrard Street

Vancouver, British Columbia V6C 2X8

Canada

Attn: General Counsel

Email: [***]

If to B.C. Corp.:

1339480 B.C. Ltd.

Suite 3260 - 666 Burrard Street

Vancouver, British Columbia V6C 2X8

Canada

AMERICAS 2024736918.9	Schedule A-1	Thacker Pass – Affiliate Support,
Share Retention and Subordination Agreement

Attn: General Counsel

Email: [***]

If to the LAC JV Member:

LAC US Corp.

Suite 3260 - 666 Burrard Street

Vancouver, British Columbia V6C 2X8

Canada

Attn: General Counsel

Email: [***]

If to the LAC-GM Joint Venture:

Lithium Nevada Ventures LLC

Suite 3260 - 666 Burrard Street

Vancouver, British Columbia V6C 2X8

Canada

Attn: General Counsel

Email: [***]

If to the Direct Parent:

Lithium Nevada Projects LLC

5310 Kietzke Lane, Suite 200

Reno, Nevada 89511

Attn: General Manager

Email: [***]

If to DOE:

United States Department of Energy

Loan Programs Office

1000 Independence Avenue, SW

Washington, D.C. 20585

Attention: Director, Portfolio Management

Email: [***]

Re: Thacker Pass (LPO Loan Number A1034)

with a copy to (which copy shall not constitute notice):

Allen Overy Shearman Sterling US LLP

599 Lexington Avenue

New York, NY 10022

Attention: Paul Epstein and Robert O’Leary

Email: [***]

AMERICAS 2024736918.9	Schedule A-2	Thacker Pass – Affiliate Support,
Share Retention and Subordination Agreement

Schedule B: Capitalization Table

[Intentionally Omitted]

AMERICAS 2024736918.9	Schedule B-1	Thacker Pass – Affiliate Support,
Share Retention and Subordination Agreement

Schedule C: Location of Books and Records

[Intentionally Omitted]

AMERICAS 2024736918.9	Schedule C-1	Thacker Pass – Affiliate Support,
Share Retention and Subordination Agreement

EXHIBIT K

Amended Accounts Agreement

[***]

Exhibit K-1	Thacker Pass – OWCA No. 2

EXHIBIT L

Amended Equity Pledge Agreement

[***]

Exhibit L-1	Thacker Pass – OWCA No. 2

EXHIBIT M

Form of Third Amendment to Offtake Agreement

[***]

Exhibit M-1	Thacker Pass – OWCA No. 2

EXHIBIT N

Form of First Amendment to Offtake Agreement

[***]

Exhibit N-1	Thacker Pass – OWCA No. 2